UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:       (212) 632-6000

Date of fiscal year end:       12/31

Date of reporting period:     12/31/10

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2010

Lazard Funds Annual Report

Lazard Funds

U.S. Equity	International Equity	Emerging Markets
Lazard U.S. Equity Value Portfolio	Lazard International Equity Portfolio	Lazard Emerging Markets Equity Portfolio
Lazard U.S. Strategic Equity Portfolio	Lazard International Equity Select Portfolio	Lazard Developing Markets Equity Portfolio
Lazard U.S. Mid Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Emerging Markets Equity Blend
Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Small Cap Equity Portfolio	Portfolio

	Global Equity	Fixed Income
	Lazard Global Listed Infrastructure Portfolio	Lazard U.S. High Yield Portfolio

Capital Allocator
Lazard Capital Allocator Opportunistic Strategies Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

12	Performance Overviews

26	Information About Your Portfolio’s Expenses

29	Portfolio Holdings Presented by Sector

30	Portfolio Holdings Presented by Credit Rating

31	Portfolios of Investments

31	Lazard U.S. Equity Value Portfolio

33	Lazard U.S. Strategic Equity Portfolio

35	Lazard U.S. Mid Cap Equity Portfolio

37	Lazard U.S. Small-Mid Cap Equity Portfolio

39	Lazard International Equity Portfolio

41	Lazard International Equity Select Portfolio

43	Lazard International Strategic Equity Portfolio

45	Lazard International Small Cap Equity Portfolio

47	Lazard Global Listed Infrastructure Portfolio

49	Lazard Emerging Markets Equity Portfolio

51	Lazard Developing Markets Equity Portfolio

53	Lazard Emerging Markets Equity Blend Portfolio

55	Lazard U.S. High Yield Portfolio

60	Lazard Capital Allocator Opportunistic Strategies Portfolio

62	Notes to Portfolios of Investments

64	Statements of Assets and Liabilities

68	Statements of Operations

72	Statements of Changes in Net Assets

80	Financial Highlights

94	Notes to Financial Statements

106	Report of Independent Registered Public Accounting Firm

107	Board of Directors and Officers Information

109	Other Information

114	Tax Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus, by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus or summary prospectus contain investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During 2010, global economies and financial markets continued to show signs of stability and recovery, following the extreme volatility of the previous two years. The economic environment was broadly stable in most developed markets, with a relatively modest recovery in place, while growth in emerging markets remained quite strong.

Key economic events during the year included the U.S. Federal Reserve’s decision to engage in quantitative easing; the European debt crisis; and the People’s Bank of China’s decision to raise interest rates for the first time in three years.

At Lazard Asset Management, we remain focused on fundamental, active management, particularly during these challenging financial times.

We continue to believe that financial markets offer attractive opportunities, and that we possess and cultivate the skills, knowledge, and experience to identify and take advantage of these opportunities. We are committed to leveraging our strengths to help you, our valued shareholder, reach your financial goals.

We sincerely appreciate your continued confidence in our management capabilities, and are honored that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews

U.S. Equities
 The U.S. stock market posted robust returns in 2010, as economic growth continued to slowly improve. As the year progressed, the U.S. economy was healing. As GDP improved, many companies reported strong earnings and cash-rich balance sheets, manufacturing expanded, exports reverted to levels seen before the financial crisis, and retail sales returned to where they were before the recession began. In November, the U.S. Federal Reserve (the Fed) announced a second round of quantitative easing, which can be viewed as a means to increase demand and reduce the risk of deflation. However, concerns about the economy persisted, as the unemployment rate continued to stagnate and home prices remained weak. News from abroad also affected the market throughout the year, particularly geopolitical concerns about sovereign debt levels in Europe. Both Greece and Ireland agreed to rescue packages from the European Union and the International Monetary Fund; however, the bailouts did not fully stem fears of contagion in other Eurozone countries. China raised interest rates twice in the fourth quarter of 2010, the first rate increases in nearly three years, which dampened investors’ sentiment.

During 2010, sectors generally considered cyclicals, such as consumer discretionary and industrials, gained as the economy continued to recover. Materials and energy also posted large returns due to strong commodity prices. In contrast, the health care and utilities sectors had lower returns, as investors rotated away from more traditionally defensive stocks.

International Equities: Broadly Stable Developed Markets and Strong Emerging Markets
 International equity markets followed the very strong rebound of 2009 with a near 8% rise in 2010. The economic environment was broadly stable in most developed markets, with at least a weak recovery in place, while growth in emerging markets remained very strong. Low equity valuations were sufficient to drive shares up during the year, especially in the fourth quarter as macroeconomic concerns eased and we saw further unconventional policy measures from the Fed.

The U.S. policy of quantitative easing kept short- and longer-term interest rates extremely low, while the government deficit continued to increase. In Europe, governments have started to address their weak fiscal positions. In the U.K. and a number of Eurozone countries, notably Greece, Ireland, and Spain, the proposals have been aggressive. The year 2010 saw increasing pressure on the Eurozone, as the lack of a common fiscal policy exposed deep divisions on how to respond to a debt crisis within one of its member states. So far the response has been one of crisis management, with first Greece, and then Ireland, receiving financial assistance from other member states, but a permanent solution is still required.

In this environment, the strongest performers of 2010 were many emerging market stocks, and the more cyclical stocks in developed markets. In emerging markets, the focus was on low-valued consumer stocks. In developed markets, industrial, material, and automobile stocks rose strongly, especially in the latter part of the year. Less cyclical stocks, such as those in the health care and utility sectors, made little progress. Despite low valuations, banks were generally weak during 2010, especially those with exposure to the Eurozone or to capital markets. Stock markets in Greece, Spain, Ireland, and Portugal all suffered. The Australian domestic market was weak as a result of rising interest rates, but a rising currency produced strong U.S. dollar-denominated returns. Similarly, the Japanese market was weak in yen as exporters suffered, but it provided good U.S. dollar-denominated returns.

Emerging Markets Equity: Fiscal Strength Propels Markets Higher
 Despite intermittent periods of optimism, followed by concern about global growth, shares in emerging markets still returned nearly 19% in 2010, largely due to the monetary policies of the world’s central banks. For example, the Fed engaged in another phase of quantitative easing towards year-end, known as QE2. Considerable market weakness occurred due to the fiscal crises in Greece early in the year, and Ireland’s economic troubles in December. Although shares of companies in two countries, Hungary and the Czech Republic, finished lower over the year, all other major developing nations’ markets finished higher and, in many cases, rose considerably. Despite political strife, earthquakes, and global economic instability, significant increases were witnessed in markets such as Thailand, Chile, Colombia, and Peru. The Morgan Stanley Capital International (MSCI®) Emerging Markets (EM®) Index (the EM Index) increased by 18.88% during 2010, as stocks in Asia considerably outperformed those in Eastern Europe and Latin America.

Across Asia, excellent performance in the information technology sector aided Taiwanese equities, which recorded strong relative price movements in the region. Pakistani

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stocks rebounded powerfully following the devastating floods in the third quarter. Thai and Malaysian shares finished sharply higher despite ongoing political disharmony in Thailand, and due to the prospect of greater capital markets activity (in the form of possible privatizations) in Malaysia. Indonesian and Philippine equities experienced a continuing period of strong performance. Chinese shares, harmed by concerns over real estate prices and industrial production, performed relatively poorly.

All Latin American markets witnessed significant rises over the period. Argentinean, Chilean, and Peruvian equities were the best performers, helped by strong commodity prices and the aftermath of a debt renegotiation in Argentina. Mexican stocks also rose strongly, helped by the improving U.S. economic outlook. Brazilian shares rose by a more modest amount, held back by the record size of Petrobras’s secondary offering and despite the election of Dilma Rousseff as president.

Mixed performance was registered across most of Eastern Europe, the Middle East, and Africa. Share prices rose sharply in South Africa and Russia towards year-end as commodity prices rose, and investor concerns over changes in the taxation treatment of oil in Russia appeared to dissipate. Elsewhere, despite buoyant economic conditions, Turkish stocks experienced considerable profit-taking after a period of impressive performance, due to a weaker lira caused by a reduction in money market rates. Hungarian and Czech equities fell, and Polish shares finished modestly higher over the year as the European fiscal crises negatively impacted conditions.

All sectors in the EM Index finished the year higher. The consumer discretionary, consumer staples, industrials, health care, and materials sectors outperformed the EM Index. The utilities, energy, and telecom services sectors were the weakest performers over the year.

High Yield Fixed Income: Another Good Year
During 2010, the high yield market materially outperformed investment-grade corporate securities, U.S. Treasuries, and the S&P 500® Index. High-yield market spreads narrowed by approximately 100 basis points over the year, in addition to an approximately 50 basis point fall in Treasury yields. The BB sector spreads narrowed by about 65 basis points, while the CCC sector spreads narrowed by 110 basis points. Distressed and lower-quality CCC securities continued to outperform in 2010. New high-yield bond issuance in the U.S. market was approximately $217 billion for 2010, a record year for high yield financing. Default rates continued to trend lower. The Moody’s trailing twelve-month issuer default rate, as of December 31, 2010, was 3.3%, down from 14.1% in December of 2009.

Lazard U.S. Equity Value Portfolio
For the year ended December 31, 2010, the Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of 12.00%, while Open Shares posted a total return of 11.62%, as compared with the 15.51% return for the Russell 1000 Value® Index.

During the year, the Portfolio benefited from an overweight position and stock selection in the materials sector. Shares of Freeport-McMoRan Copper & Gold, the world’s second-largest copper producer, increased amid a period of strong copper prices. Stock selection in the consumer discretionary sector also helped returns. Shares of Comcast, one of the nation’s largest cable and media companies, rose in the latter half of the year as investors’ expectations of a joint venture increased. Shares of the company also rose as the Federal Communication Commission approved usage-based pricing in the fourth quarter of 2010, which could allow cable operators to better manage their networks.

In contrast, stock selection in the industrials sector detracted from performance. Shares of Raytheon, a company which operates in the defense, homeland security and other government markets, fell after it reported lower-than-expected earnings. Stock selection in the information technology sector also hurt performance. Shares of Hewlett-Packard, one of the world’s largest PC makers, declined as events weighed on investor sentiment towards the stock.

Lazard U.S. Strategic Equity Portfolio
For the year ended December 31, 2010, the Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 13.13%, while Open Shares posted a total return of 12.79%, as compared with the 15.06% return for the S&P 500 Index.

During the year, the Portfolio benefited from stock selection in the consumer discretionary sector. Shares of AutoZone, a leading auto parts retailer, performed well on a series of strong quarterly earnings. Stock selection in the energy sec-

4  Annual Report

tor also helped returns. Shares of ConocoPhillips, one of the largest U.S. integrated oil companies, rose as the company executed on its strategy to sell non-core assets in order to fund debt reduction and share buybacks.

In contrast, stock selection in the consumer staples sector detracted from performance. Shares of retailer Wal-Mart underperformed as the market focused on consumer names with more exposure to discretionary spending. The company also had slightly negative U.S. year-over-year comparisons, largely due to food deflation. Stock selection in the information technology sector also hurt returns. Shares of Symantec, an information technology security and management firm, were weak as the company faced execution issues and market headwinds. However, the company’s latest quarter saw an implementation improvement, and maintenance/subscription revenues remained a solid generator of cash flow.

Lazard U.S. Mid Cap Equity Portfolio
For the year ended December 31, 2010, the Lazard U.S. Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 23.43%, while Open Shares posted a total return of 23.09%, as compared with the 25.48% return for the Russell Midcap® Index.

Stock selection in the materials sector contributed to performance. Shares of Cliffs Natural Resources, a coal and iron ore mining company, increased as a result of strong commodity prices. Additionally, Cliffs benefited from a strong balance sheet and attractive free cash flow. Stock selection in the financials sector also helped returns. Shares of Ameriprise Financial, a leading financial planning and services firm, gained as the company integrated its acquisition of Columbia Asset Management and margins increased in all divisions.

In contrast, stock selection in the health care sector detracted from performance. Shares of Zimmer Holdings, one of the leading players in the orthopedic space, fell on softening demand. However, Zimmer has a strong product portfolio with well-known brands in an industry with high barriers to entry. Stock selection in the consumer staples sector also hurt returns. Ralcorp Holdings, the largest private-label food company in the United States, lagged other consumer staples names on market worries about input cost inflation and the heavier-than-expected discounting of branded labels.

Lazard U.S. Small-Mid Cap Equity Portfolio
For the year ended December 31, 2010, the Lazard U.S. Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 23.67%, while Open Shares posted a total return of 23.36%, as compared with the 26.71% return for the Russell 2500® Index.

For the year 2010, stock selection in the health care and information technology sectors detracted from performance, while stock selection in the consumer discretionary and materials sectors helped returns.

Stock selection in the health care sector was the leading detractor over the year. Shares of XenoPort, a biotechnology company, fell significantly, as the U.S. Food and Drug Administration surprisingly rejected one of its later-stage pipeline drugs. This failure broke the investment thesis for this stock, and we eliminated the position from the Portfolio in 2010. Tenet Healthcare declined following an announcement that it was considering acquiring a large Australian hospital corporation, as investors were worried about the company’s debt levels if such an acquisition occurred. The company also declined based on lower-than-expected first-quarter 2010 volumes. We sold our position in Tenet during the year.

Stock selection in the information technology sector, especially the technology hardware and equipment space, also detracted from returns during 2010. Early in the year, Brocade Communications Systems missed earnings estimates by a large margin, structurally changing our outlook for the company and leading us to eliminate the position. FLIR Systems, a maker of thermal imaging systems, also fell early in 2010 on weaker-than-expected guidance due to uncertainty about its order book. SMART Technologies, a developer of interactive technology solutions such as digital whiteboards, fell short of consensus revenue expectations during the year. The company went on to reduce its full-year revenue estimates based on weaker education budgets, causing its share price to drop. Following this, we sold our position in SMART Technologies.

The Portfolio’s performance in 2010 was helped by stock selection in the consumer discretionary sector. Tenneco, a designer and manufacturer of automotive emission control and ride control products, benefited from the recovery in automobile demand and posted very strong second-quarter

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earnings. In the retail segment, Family Dollar Stores, a discount retail chain, performed well, as its business remained strong during what proved to be a volatile year for consumers. Gymboree, a children’s clothing retailer, agreed to be acquired by asset management firm Bain Capital Partners in October 2010. We exited the position following the strong rally in Gymboree’s share price after the announcement of the acquisition.

Performance was also helped by stock selection in the materials sector. Rockwood Holdings, a developer and manufacturer of inorganic chemicals, rose after it announced better-than-expected second-quarter earnings results, strong growth, and improved margins. Schweitzer-Mauduit International, a manufacturer of specialty papers for the tobacco industry, also rose based on strong earnings during the year.

Lazard International Equity Portfolio
For the year ended December 31, 2010, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 8.04%, while Open Shares posted a total return of 7.65%, as compared with the 7.75% return of the MSCI Europe, Australasia and Far East (EAFE®) Index.

The strongest positive effect on the Portfolio stemmed from stock selection in the financials sector. Banks and real estate were the primary drivers, as positions in U.K. banks Barclays and Lloyds, emerging markets bank Banco do Brasil, and Japanese real estate company Daito Trust Construction, contributed to positive returns. We exited the position in Barclays during 2010, taking profit on Barclay’s increased valuation.

Stock selection in the energy sector also contributed to returns as the Portfolio benefited by minimizing losses with the early sale of a position in BP following the oil spill. Positions in oil services companies AMEC, Aker Solutions, and Technip were also beneficial.

In contrast, the largest drag on the Portfolio’s performance over the year was a low exposure to, and stock selection in, the industrials sector, which performed well on improved global demand and capital expenditure growth. Within the sector, positions in Atlantia and TNT hurt performance.

The Portfolio’s low exposure to the materials sector also detracted from returns, as the sector performed well on renewed demand and commodity price strength. Stock selection partially offset this low exposure, as Xstrata and Potash performed well.

Lazard International Equity Select Portfolio
For the year ended December 31, 2010, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 8.49%, while Open Shares posted a total return of 8.29%, as compared with the 8.44% return of the MSCI EAFE/All Country World (ACWI®) ex-U.S. Linked Index1 and the 7.75% return of the MSCI EAFE Index.

The most significant positive effect on the Portfolio stemmed from stock selection in the financials sector. Most of this can be attributed to the banking industry, where positions in U.K. banks Barclays and Lloyds, and in emerging market banks Sberbank and Turkiye Garanti Bankasi, performed well. We exited the position in Barclays during 2010, taking profit on Barclay’s increased valuation.

Low exposure to the utilities sector also helped relative returns as the sector continued to lag on concerns about oversupply. Exposure to, and stock selection in, emerging markets also benefited relative returns, as positions in Weichai Power and Grupo Televisa performed well.

Lazard International Strategic Equity Portfolio
For the year ended December 31, 2010, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 14.43%, while Open Shares posted a total return of 14.09%, as compared with the 7.75% return for the MSCI EAFE Index.

In the energy sector, the Portfolio benefited from exposure to oil service names AMEC and Aker Solutions, which were poised to benefit from rising expenditure by large oil companies. The Portfolio also benefited from a lack of exposure to large oil companies which performed poorly during 2010. Cairn, a U.K. oil and gas exploration and production company, rose as its Indian oil wells started production, which exposed the low valuation of this low-cost resource. Automobile stocks performed well in 2010, as production rebounded from the destocking lows of 2009, and as demand in emerging markets was very strong. BMW was a prime beneficiary of demand for its luxury products in China, which combined with an internal cost-reduction effort to drive strong performance during the year. Valeo saw strong results from its change of management, with cost reductions

6  Annual Report

and resilient volumes driving profits to levels much higher than expected by the market.

Banks generally performed poorly, but stock selection was strong in this sector, with Lloyds rising from depressed levels. Emerging market banks performed very strongly, with CIB in Egypt, Garanti in Turkey, Sberbank in Russia and Bradesco in Brasil all adding to positive returns. Elsewhere in the financials sector, private bank Julius Baer rose from low levels. Additionally, IG Group, a world leader in financial derivatives trading, continued to enjoy structural growth in its global business. In the media sector, U.K. business media group Informa rose strongly from a low valuation, while in South Africa, Naspers benefited from strong operational performance and the listing of its Russian internet company mail.ru.

On the negative side, the key drag on performance was low exposure to the industrial cyclical sectors, especially capital goods and mining. Stock selection was also weak in these areas, with the restructuring of French conglomerate Thales disappointing expectations. We exited the position in Thales during 2010. Irish building materials group CRH suffered from prolonged weakness in construction markets, and we exited the CRH position during 2010. In China, Yingde Gases saw weak steel production hamper demand from its customers.

Lazard International Small Cap Equity Portfolio
For the year ended December 31, 2010, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 23.55%, while Open Shares posted a total return of 23.13%, as compared with the 22.04% return for the MSCI EAFE Small Cap Index.

The Portfolio benefited from strong stock selection in Continental Europe, particularly Norway, the Netherlands, and Germany. The overweight position in Sweden and the underweight position in Greece also supported performance. Stock selection in both the U.K. and Asia ex-Japan were negative contributors, as were the underweight positions in of both of those regions.

Stock selection in the health care sector benefited performance, as shares of Swedish medical technology provider Elekta continued to outperform. Elekta reported strong results throughout 2010.

The consumer discretionary sector added value to the Portfolio, helped by the acquisition of Unicharm Petcare. Unicharm Petcare produces a diverse range of food and toiletry products for pets. In the beginning of May, Unicharm Petcare’s parent company, Unicharm Corp., announced a tender offer for the remaining 63% of the shares of the company that it did not hold. We accepted the offer, and tendered the Portfolio’s shares of the company during 2010.

Stock selection in the information technology sector detracted from returns during 2010. Indra, which generates a significant portion of its revenues in Spain, specifically in the defense sector, underperformed as cutbacks in the Spanish defense budget put pressure on the company’s growth rate. Due to Spain’s fiscal crisis, we believed budget pressure was likely to continue and, as a result, we sold our position in the company during 2010.

Lazard Global Listed Infrastructure Portfolio
For the year ended December 31, 2010, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 6.63%, while Open Shares posted a total return of 6.28%, as compared with the 4.33% return for the UBS Global 50/50 Infrastructure & Utilities® Index and 11.76% return for the MSCI World® Index.

Toll roads were the strongest contributors to returns over the year as 2010 witnessed increased mergers and acquisitions activity in the toll roads sector. Toll roads were sold down in 2008 and 2009 due to higher oil prices and uncertainty during the global financial crisis that traffic numbers would be impacted by a recession. Toll roads were also sold down as they tend to have higher levels of debt than most industrial companies. Factors negatively affecting the toll road sector in the past abated in 2010. The lows that these shares were trading at were unsustainable, and astute investors took advantage of this, triggering an increase in mergers and acquisitions activity in the sector.

A beneficiary of this increased activity was Intoll, the largest contributor to returns during 2010. Macquarie Atlas Roads Group was also a significant contributor during the year, benefiting from involvement in a large French road network.

Red Electrica, Spain’s monopoly electricity transmission network, was the largest detractor from returns over the year. This was largely due to ongoing concerns about the

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level of sovereign debt in Europe, which caused volatility in particularly affected countries, such as Italy and Spain.

Lazard Emerging Markets Equity Portfolio
For the year ended December 31, 2010, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 22.81%, while Open Shares posted a total return of 22.43%, as compared with the 18.88% return for the EM Index.

Stock selection in the financials sector helped the Portfolio’s performance over the year, as a position in Banco do Brasil, a Brazilian bank, rose on improved sentiment following a capital raise. Stock selection in Brazil also added to returns, as a position in Brazilian tobacco company Souza Cruz benefited from strong operating trends.

Additionally, a higher-than-index exposure to consumer staples and a lower-than-index exposure to China helped performance. A lower-than-index exposure and stock selection in the energy sector also added to returns.

HTC, a Taiwanese smartphone designer and manufacturer, was one of the top-performing positions during the year. The company performed well on the successful introduction of new products. The Portfolio also benefited from holding shares of Kumba Iron Ore, a South African iron ore producer, which rose on sharply higher iron ore prices.

In contrast, stock selection in Korea hurt performance during the year. A position in Hite, a Korean beer producer, experienced profit-taking on expectation of lower volumes and concerns over corporate structure.

Stock selection in the telecom services sector also hurt performance. Shares of the Egyptian Company for Mobile Services (or Mobinil), an Egyptian cellular operator, performed poorly following a weaker-than-expected earnings release.

A position in Redecard was one of the worst performers over the year. Shares of the Brazilian credit card operator in the information technology sector declined on disappointing earnings results.

Lazard Developing Markets Equity Portfolio
For the year ended December 31, 2010, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 28.62%, while Open Shares posted a total return of 28.13%, as compared with the 18.88% return for the EM Index.

For the year, stock selection in the energy sector significantly contributed to the Portfolio’s relative performance. Shares of Pacific Rubiales Energy, a Colombian upstream oil and gas company, outperformed due to the continuation of its successful production ramp-up. Eurasia Drilling, a Russian energy services company, performed well on a healthy order book anticipating growth in its core markets.

Stock selection and a higher-than-index exposure within the consumer discretionary sector also significantly contributed to Portfolio returns in 2010. Shares of Companhia Hering, a Brazilian apparel retailer, performed well due to strong operations and attractive valuations.

Stock selection within the industrials sector added value over the year. China State Construction International Holdings, a Chinese construction holding company, rose as the company’s Chinese order book continued to climb. Samsung Engineering, a Korean construction company, performed well due to better-than-expected new order growth.

Stock selection in the financials and information technology sectors also helped performance.

In addition, a larger-than-index exposure in Turkey and a lower-than-index exposure in China, helped returns.

Conversely, stock selection within Taiwan hurt returns over the period. Hung Poo Real Estate Development, a Taiwanese property developer, underperformed on slower 2010 sales. Cathay Financial, a Taiwanese insurance company, underperformed due to increased expenses and the lackluster investment performance of its life insurance unit. We exited our positions in both Hung Poo Real Estate Development and Cathay Financial during 2010.

A larger-than-index exposure in Kazakhstan hurt performance. Shares of KazMunaiGas Exploration, an oil and gas exploration and production company based in Kazakhstan, underperformed due to government plans to raise taxes on mineral extractions.

Stock selection and a lower-than-index exposure within the materials sector subtracted value over the year. Fibria

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Celulose, a pulp producer, underperformed as pulp prices disappointed.

Lazard Emerging Markets Equity Blend Portfolio
For the period from May 28, 2010 (the Portfolio’s inception) through December 31, 2010, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 24.66%, while Open Shares posted a total return of 24.46%, as compared with the 25.76% return of the EM Index.

The Portfolio is managed using a combination of two of the Investment Manager’s equity strategies in emerging markets, a relative value and a relative growth strategy. The Investment Manager considers four broad economic contexts pertinent to allocation decisions between the relative value and growth strategies: differentiation, growth/expansion, mania, and panic.

Changes made to the Portfolio’s allocation among these economic contexts during 2010 reflected a consideration of many factors, including the Eurozone sovereign debt crisis; global macro data readings, particularly the Purchasing Manager’s Index (which measures economic activity) in China, India, and Northern Europe; and other data.

In the third quarter of 2010, we twice increased the Portfolio’s allocation to the relative growth strategy, as we felt it was better positioned to outperform in an environment in emerging markets where volatility was declining, valuations were still at a discount to developed markets equities, and inflationary pressures were increasing. These allocation changes helped: the relative growth strategy outperformed the relative value strategy during the third quarter of 2010, as investors were willing to pay a premium for companies with the ability to grow earnings. In the fourth quarter of 2010, we reduced the Portfolio’s overweight to the relative growth strategy, maintaining a modest growth overweight.

Lazard U.S. High Yield Portfolio
For the year ended December 31, 2010, the Lazard U.S. High Yield Portfolio’s Institutional Shares posted a total return of 11.78%, while Open Shares posted a total return of 11.19%, as compared with the 15.19% return for the Merrill Lynch High Yield Master II® Index (the High Yield Index).

The Portfolio underperformed the High Yield Index primarily due to little exposure to lower-quality securities and to the bank and finance sectors, both of which continued to rally. High-yield market spreads narrowed by approximately 100 basis points over the year, in addition to an approximate 50 basis point fall in U.S. Treasury yields. BB spreads narrowed by about 65 basis points, while CCC spreads narrowed by 110 basis points. Distressed and lower-quality CCC securities continued to outperform in 2010. New high-yield bond issuance in the U.S. market was approximately $217 billion for 2010, a record year for high yield financing. Default rates continued to trend lower. The Moody’s trailing twelve-month issuer default rate, as of December 31, 2010, was 3.3%, down from 14.1% in December of 2009.

Performance was helped by overweight positions in the gaming, energy, and telecom services sectors and by underweight positions in electric utilities. Performance was hurt by very limited exposure to the bank and finance sectors, which materially outperformed. A number of bank and finance credits are rated BB, which helped bolster the BB sector return. The Portfolio’s higher-quality focus hurt performance in 2010 as the high-yield market recovered from the financial shock of 2008.

Lazard Capital Allocator Opportunistic Strategies Portfolio
For the year ended December 31, 2010, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 14.58%, while Open Shares posted a total return of 14.35%. The benchmark returns for the year ended December 31, 2010 were 11.76% for the MSCI World Index and 10.62% for Global Asset Allocation Blended Index2.

All four of the Portfolio’s strategies (thematic, diversifying, contrarian, and discounted) added to returns over the year. Within the thematic investments, which were approximately 35% of the Portfolio’s net assets at the end of 2010, the U.S. savings rate, Chile, and Canada small-cap themes all helped performance. The South Korea, Brazil, and natural gas themes, however, detracted from returns within the strategy. The Portfolio exited the positions with exposure to Chile, Korea, and natural gas investments during 2010.

In the diversifying strategy, which comprised approximately 32% of the Portfolio at the end of 2010, an investment in gold significantly added to performance, as the price of gold

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reached new highs during the year. These returns were somewhat offset by an allocation to volatility via an investment that tracks the Chicago Board Options Exchange Volatility® Index, which detracted from performance during 2010. The Portfolio exited the volatility position during the year.

Contrarian investments, which comprised approximately 16% of the Portfolio as of December 31, 2010, also helped performance, as investments in European financials and oil and gas rose. The utilities exposure somewhat offset the positive returns elsewhere in the strategy. The Portfolio completely sold its investments with exposure to European financials and utilities during 2010.

Investments in the discounted strategy, which comprised approximately 6% of the Portfolio at the end of 2010, added to performance. A position in The China Fund, a closed-end fund, rose during the holding period. The Portfolio exited the position during the year.

10  Annual Report

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s Investment Manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

[1]

The MSCI EAFE/ACWI ex-U.S. Linked Index is an index created by the Portfolio’s Investment Manager which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 and the MSCI ACWI ex-U.S. Index for all periods thereafter.

[2]

The Global Market Exposure Index is a blended index constructed by the Portfolio’s Investment Manager and is comprised of 36% Barclays Capital U.S. Aggregate Bond® Index, 19.5% S&P 500 Index, 15% MSCI Europe® Index, 9% MSCI Pacific® Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400® Index, 4.5% S&P SmallCap 600® Index, and 4% Three Month London Interbank Offered Rate (LIBOR). As of July 1, 2010, the Global Market Exposure Index benchmark was replaced with the Global Asset Allocation Blended Index. The Global Asset Allocation Blended Index consists of a quarterly rebalanced, 60/40 split of the MSCI World (Net) Index and the Barclays Capital U.S. Aggregate Bond Index.

Annual Report  11

The Lazard Funds, Inc. Performance Overviews

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

Average Annual Total Returns*
Periods Ended December 31, 2010
	One Year	Five Years	Since Inception†

Institutional Shares**	12.00%	2.57%	2.54%

Open Shares**	11.62%	2.30%	2.26%

Russell 1000 Value Index	15.51%	1.28%	1.46%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

12   Annual Report

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended December 31, 2010
	One Year	Five Years	Since Inception†

Institutional Shares**	13.13%	1.97%	2.47%

Open Shares**	12.79%	1.66%	2.17%

S&P 500 Index	15.06%	2.29%	2.70%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

Annual Report  13

Lazard U.S. Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns* Years Ended December 31, 2010
	One Year	Five Years	Ten Years

Institutional Shares**	23.43%	3.28%	7.13%

Open Shares**	23.09%	3.02%	6.84%

Russell Midcap Index	25.48%	4.66%	6.54%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

14   Annual Report

Lazard U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns* Years Ended December 31, 2010
	One Year	Five Years	Ten Years

Institutional Shares**	23.67%	6.68%	8.38%

Open Shares**	23.36%	6.35%	8.09%

Russell 2500 Index	26.71%	4.86%	6.98%

Russell 2000/2500 Linked Index	26.71%	5.06%	6.63%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods prior to August 25, 2008 and the Russell 2500 Index for all periods after August 24, 2008. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  15

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Years Ended December 31, 2010
	One Year	Five Years	Ten Years

Institutional Shares**	8.04%	2.81%	2.59%

Open Shares**	7.65%	2.48%	2.31%

MSCI EAFE Index	7.75%	2.46%	3.50%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

16  Annual Report

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI All Country World (ACWI®) ex-U.S. Index, MSCI EAFE/ACWI ex-U.S. Linked Index and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2010
	One Year	Five Years	Since Inception †

Institutional Shares**	8.49%	1.54%	3.55%

Open Shares**	8.29%	1.24%	3.27%

MSCI ACWI ex-U.S. Index	11.15%	4.82%	6.96%

MSCI EAFE/ACWI ex-U.S. Linked Index	8.44%	2.59%	4.99%

MSCI EAFE Index	7.75%	2.46%	4.92%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE/ACWI ex-U.S. Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 and the MSCI ACWI ex-U.S. Index for all periods thereafter. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. As of July 1, 2010, the MSCI EAFE Index was replaced with the MSCI ACWI ex-U.S. Index. The change of index reflects a change in the Investment Manager’s benchmark index across a broad range of similar strategies and products managed by the Investment Manager. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

Annual Report  17

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2010
	Institutional Shares			Open Shares
	One Year	Five Years	Since Inception †	One Year	Since Inception †

International Strategic Equity Portfolio**	14.43%	4.57%	5.96%	14.09%	2.93%

MSCI EAFE Index	7.75%	2.46%	3.77%	7.75%	1.27%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

18  Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Years Ended December 31, 2010
	One Year	Five Years	Ten Years

Institutional Shares**	23.55%	0.77%	7.32%

Open Shares**	23.13%	0.49%	6.97%

MSCI EAFE Small Cap Index	22.04%	2.81%	9.45%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  19

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, UBS Global 50/50 Infrastructure & Utilities® Index and MSCI World® Index*

Average Annual Total Returns*
Periods Ended December 31, 2010

	One Year	Since Inception

Institutional Shares**	6.63%	6.61%

Open Shares**	6.28%	6.26%

UBS Global 50/50 Infrastructure & Utilities Index	4.33%	4.33%

MSCI World Index	11.76%	11.76%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. No single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The UBS Global 50/50 Infrastructure & Utilities Index tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

20  Annual Report

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Years Ended December 31, 2010

	One Year	Five Years	Ten Years

Institutional Shares**	22.81%	13.51%	17.91%

Open Shares**	22.43%	13.14%	17.58%

MSCI EM Index	18.88%	12.78%	15.89%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  21

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and MSCI EM Index*

Average Annual Total Returns*
Periods Ended December 31, 2010

	One Year	Since Inception †

Institutional Shares**	28.62%	28.40%

Open Shares**	28.13%	28.03%

MSCI EM Index	18.88%	21.03%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

22  Annual Report

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and MSCI EM Index*

Total Returns*
Period Ended December 31, 2010

Since Inception †

Institutional Shares**	24.66%

Open Shares**	24.46%

MSCI EM Index	25.76%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. No single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

Annual Report  23

Lazard U.S. High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Years Ended December 31, 2010

	One Year	Five Years	Ten Years

Institutional Shares**	11.78%	6.42%	5.86%

Open Shares**	11.19%	6.11%	5.58%

Merrill Lynch High Yield Master II Index	15.19%	8.81%	8.60%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

24  Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World Index, Global Asset Allocation Blended Index and Global Market Exposure Index*

Average Annual Total Returns*
Periods Ended December 31, 2010

	Institutional Shares		Open Shares
	One Year	Since Inception†	One Year	Since Inception†

Capital Allocator Opportunistic Strategies Portfolio**	14.58%	2.14%	14.35%	2.02%

MSCI World Index	11.76%	–2.09%	11.76%	–1.96%

Global Asset Allocation Blended Index	10.62%	2.28%	10.62%	2.36%

Global Market Exposure Index	11.77%	3.30%	11.77%	3.33%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World (Net) Index and 40% Barclays Capital U.S. Aggregate Bond® Index. The Global Market Exposure Index is a blended index constructed by the Portfolio’s Investment Manager, which is comprised of 36% Barclays Capital U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe® Index, 9% MSCI Pacific® Index, 6% MSCI EM Index, 6% S&P MidCap 400® Index, 4.5% S&P SmallCap 600® Index, and 4% Three Month London Interbank Offered Rate. As of July 1, 2010, the Global Market Exposure Index was replaced with the Global Asset Allocation Blended Index. The Investment Manager believes that the Global Asset Allocation Blended Index is a more appropriate comparison for the Portfolio’s investment strategies. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

Annual Report  25

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example
As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2010 through December 31, 2010 and held for the entire period.

Actual Expenses
For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10	Annualized Expense Ratio During Period 7/1/10 - 12/31/10

U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$1,222.00	$5.25	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.48	$4.77	0.94%
Open Shares
Actual	$1,000.00	$1,218.90	$6.93	1.24%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.96	$6.30	1.24%

U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,246.30	$5.52	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.29	$4.96	0.97%
Open Shares
Actual	$1,000.00	$1,244.20	$7.22	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.77	$6.50	1.28%

U.S. Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,267.50	$5.28	0.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.55	$4.70	0.92%
Open Shares
Actual	$1,000.00	$1,265.70	$6.76	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.23	$6.03	1.18%

26  Annual Report

Portfolio	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10	Annualized Expense Ratio During Period 7/1/10 - 12/31/10

U.S. Small-Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,277.90	$5.53	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.35	$4.91	0.96%
Open Shares
Actual	$1,000.00	$1,276.60	$7.52	1.31%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.67	1.31%

International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,220.60	$5.56	0.99%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.20	$5.06	0.99%
Open Shares
Actual	$1,000.00	$1,218.20	$7.27	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$1,233.90	$6.48	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$1,233.00	$8.16	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.38	1.45%

International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,266.90	$5.17	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.65	$4.61	0.90%
Open Shares
Actual	$1,000.00	$1,264.30	$6.85	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

International Small Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,303.80	$6.56	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75	1.13%
Open Shares
Actual	$1,000.00	$1,301.20	$8.29	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.27	1.43%

Global Listed Infrastructure Portfolio
Institutional Shares
Actual	$1,000.00	$1,152.10	$7.05	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Open Shares
Actual	$1,000.00	$1,150.00	$8.68	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.14	1.60%

Annual Report  27

Portfolio	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10	Annualized Expense Ratio During Period 7/1/10 - 12/31/10

Emerging Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,269.00	$6.56	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.42	$5.84	1.15%
Open Shares
Actual	$1,000.00	$1,267.30	$8.55	1.50%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.66	$7.61	1.50%

Developing Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,343.30	$7.68	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Open Shares
Actual	$1,000.00	$1,340.20	$9.44	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

Emerging Markets Equity Blend Portfolio
Institutional Shares
Actual	$1,000.00	$1,244.20	$7.64	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Open Shares
Actual	$1,000.00	$1,243.40	$9.33	1.65%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.39	1.65%

U.S. High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,081.10	$2.89	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,079.30	$4.45	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

Capital Allocator Opportunistic Strategies Portfolio
Institutional Shares
Actual	$1,000.00	$1,198.90	$5.65	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%
Open Shares
Actual	$1,000.00	$1,197.90	$7.31	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

28  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2010

Sector*	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio

Consumer Discretionary	7.1%	13.9%	16.1%	15.2%	12.5%
Consumer Staples	11.7	13.3	8.1	3.6	10.0
Energy	12.6	13.2	10.3	6.9	8.6
Financials	23.5	12.7	14.5	20.1	25.2
Health Care	16.7	11.3	7.2	8.1	9.2
Industrials	6.4	8.9	13.2	14.5	9.9
Information Technology	9.6	20.0	13.3	16.9	11.1
Materials	4.8	5.7	8.4	8.5	5.2
Telecommunication Services	3.5	—	—	—	4.8
Utilities	3.1	—	4.4	4.7	1.2
Short-Term Investments	1.0	1.0	4.5	1.5	2.3

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Emerging Markets Equity Portfolio

Consumer Discretionary	7.2%	15.8%	17.1%	—%	5.8%
Consumer Staples	13.1	11.6	5.4	—	11.2
Energy	10.0	10.4	8.6	—	5.9
Financials	24.0	26.0	6.6	—	23.1
Health Care	9.3	10.0	10.9	—	—
Industrials	6.9	7.6	30.5	54.5	5.3
Information Technology	12.1	8.3	12.2	1.0	18.6
Materials	8.9	5.8	4.0	—	16.0
Telecommunication Services	6.8	3.2	3.3	—	9.2
Utilities	—	—	—	44.2	1.4
Short-Term Investments	1.7	1.3	1.4	0.3	3.5

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	17.6%	10.8%	2.3%
Consumer Staples	1.6	7.0	10.8
Energy	14.2	10.5	6.6
Financials	27.6	22.1	10.1
Health Care	—	—	1.8
Industrials	6.9	6.6	15.5
Information Technology	12.0	15.7	20.3
Materials	8.0	10.5	14.0
Telecommunication Services	5.0	7.2	1.0
Utilities	3.2	4.3	3.4
Other	—	—	4.6
Short-Term Investments	3.9	5.3	9.6

Total Investments	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Annual Report  29

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating December 31, 2010

S&P Credit Rating*	Lazard U.S. High Yield Portfolio

BBB	2.6%
BBB-	5.7
BB+	7.4
BB	13.2
BB-	21.7
B+	22.9
B	10.2
B-	10.7
CCC+	1.1
CCC	1.0
NR	0.4
Short-Term Investment	3.1

Total Investments	100.0%

* Represents percentage of total investments.

30  Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2010

Description	Shares	Value

Lazard U.S. Equity Value Portfolio

Common Stocks | 98.9%

Aerospace & Defense | 2.6%
General Dynamics Corp.	2,530	$179,529
Raytheon Co.	3,625	167,982

		347,511

Alcohol & Tobacco | 1.1%
Altria Group, Inc.	2,575	63,396
Reynolds American, Inc.	2,390	77,962

		141,358

Banking | 12.1%
Bank of America Corp.	24,400	325,496
City National Corp.	1,100	67,496
Fifth Third Bancorp	4,145	60,848
JPMorgan Chase & Co.	9,816	416,395
KeyCorp.	8,975	79,429
PNC Financial Services Group, Inc.	2,770	168,194
Wells Fargo & Co.	15,895	492,586

		1,610,444

Cable Television | 1.7%
Comcast Corp., Class A	11,170	232,448

Chemicals | 1.8%
Air Products & Chemicals, Inc.	780	70,941
Dow Chemical Co.	4,775	163,018

		233,959

Computer Software | 3.9%
Microsoft Corp.	15,500	432,760
Oracle Corp.	2,945	92,178

		524,938

Consumer Products | 4.7%
Energizer Holdings, Inc. (a)	870	63,423
Kimberly-Clark Corp.	1,144	72,118
Mattel, Inc.	2,580	65,609
Newell Rubbermaid, Inc.	8,030	145,986
The Procter & Gamble Co.	4,340	279,192

		626,328

Electric | 3.1%
American Electric Power Co., Inc.	2,735	98,405
DPL, Inc.	2,605	66,975
Entergy Corp.	1,425	100,933
PG&E Corp.	1,555	74,391
PPL Corp.	2,690	70,801

		411,505

Description	Shares	Value

Energy Exploration & Production | 5.3%
Anadarko Petroleum Corp.	1,285	$97,866
Apache Corp.	1,745	208,056
Devon Energy Corp.	2,320	182,143
Occidental Petroleum Corp.	2,305	226,121

		714,186

Energy Integrated | 6.6%
Chevron Corp.	5,981	545,766
ConocoPhillips	3,795	258,439
Hess Corp.	955	73,096

		877,301

Energy Services | 0.7%
Halliburton Co.	2,300	93,909

Financial Services | 5.4%
Bank of New York Mellon Corp.	6,039	182,378
Citigroup, Inc. (a)	13,190	62,388
Franklin Resources, Inc.	680	75,623
Invesco, Ltd.	4,000	96,240
MasterCard, Inc., Class A	270	60,510
Morgan Stanley	2,500	68,025
The Goldman Sachs Group, Inc.	1,045	175,727

		720,891

Food & Beverages | 4.0%
Dr Pepper Snapple Group, Inc.	2,500	87,900
General Mills, Inc.	1,700	60,503
Kraft Foods, Inc., Class A	2,000	63,020
PepsiCo, Inc.	2,305	150,586
Ralcorp Holdings, Inc. (a)	1,620	105,316
The Coca-Cola Co.	1,115	73,333

		540,658

Health Services | 2.9%
Medco Health Solutions, Inc. (a)	1,110	68,010
UnitedHealth Group, Inc.	3,230	116,635
WellPoint, Inc. (a)	3,545	201,569

		386,214

Insurance | 6.5%
ACE, Ltd.	1,910	118,897
Aon Corp.	1,785	82,128
Everest Re Group, Ltd.	730	61,919
Lincoln National Corp.	4,195	116,663
MetLife, Inc.	2,785	123,765
Prudential Financial, Inc.	2,100	123,291
RenaissanceRe Holdings, Ltd.	1,260	80,249
The Allstate Corp.	2,770	88,308
Willis Group Holdings PLC	2,030	70,299

		865,519

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)

Leisure & Entertainment | 2.4%
The Walt Disney Co.	2,240	$84,022
Time Warner, Inc.	2,820	90,720
Viacom, Inc., Class B	3,675	145,567

		320,309

Manufacturing | 4.6%
Corning, Inc.	5,660	109,351
Flowserve Corp.	600	71,532
General Electric Co.	15,645	286,147
Honeywell International, Inc.	1,465	77,880
Illinois Tool Works, Inc.	1,200	64,080

		608,990

Medical Products | 2.9%
Baxter International, Inc.	1,520	76,942
Covidien PLC	2,075	94,745
Life Technologies Corp. (a)	1,310	72,705
Medtronic, Inc.	3,955	146,691

		391,083

Metal & Glass Containers | 2.2%
Ball Corp.	1,455	99,013
Owens-Illinois, Inc. (a)	6,540	200,778

		299,791

Metals & Mining | 0.8%
Freeport-McMoRan Copper & Gold, Inc.	920	110,483

Pharmaceutical & Biotechnology | 10.9%
Amgen, Inc. (a)	3,090	169,641
Gilead Sciences, Inc. (a)	2,345	84,983
Johnson & Johnson	4,458	275,727
Merck & Co., Inc.	6,830	246,153
Pfizer, Inc.	32,924	576,499
Warner Chilcott PLC, Class A	4,300	97,008

		1,450,011

Description	Shares	Value

Retail | 4.8%
CVS Caremark Corp.	5,465	$190,018
The Gap, Inc.	4,340	96,088
The TJX Cos., Inc.	1,965	87,226
Wal-Mart Stores, Inc.	4,990	269,111

		642,443

Semiconductor & Components | 2.0%
Intel Corp.	6,305	132,594
Texas Instruments, Inc.	2,125	69,063
Xilinx, Inc.	2,400	69,552

		271,209

Technology Hardware | 2.4%
Cisco Systems, Inc. (a)	3,200	64,736
Hewlett-Packard Co.	2,175	91,568
International Business Machines Corp.	1,090	159,968

		316,272

Telecommunications | 3.5%
AT&T, Inc.	15,955	468,758

Total Common Stocks
(Identified cost $11,875,235)		13,206,518

Short-Term Investment | 1.0%
State Street Institutional Treasury Money Market Fund (Identified cost $134,017)	134,017	134,017

Total Investments | 99.9%
(Identified cost $12,009,252) (b)		$13,340,535

Cash and Other Assets in Excess of Liabilities | 0.1%		19,717

Net Assets | 100.0%		$13,360,252

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks | 98.5%

Aerospace & Defense | 2.3%
Raytheon Co.	39,800	$1,844,332

Agriculture | 1.1%
Monsanto Co.	13,200	919,248

Alcohol & Tobacco | 2.2%
Molson Coors Brewing Co., Class B	35,200	1,766,688

Automotive | 0.6%
Ford Motor Co. (a)	31,500	528,885

Banking | 5.4%
Bank of America Corp.	52,600	701,684
JPMorgan Chase & Co.	44,491	1,887,308
Wells Fargo & Co.	57,400	1,778,826

		4,367,818

Cable Television | 4.3%
Comcast Corp., Class A	168,800	3,512,728

Chemicals | 0.9%
Dow Chemical Co.	21,700	740,838

Coal | 0.5%
Massey Energy Co.	7,800	418,470

Commercial Services | 1.7%
Apollo Group, Inc., Class A (a)	10,700	422,543
Corrections Corp. of America (a)	37,900	949,774

		1,372,317

Computer Software | 6.9%
Microsoft Corp.	85,435	2,385,345
Oracle Corp.	81,200	2,541,560
Symantec Corp. (a)	42,200	706,428

		5,633,333

Consumer Products | 4.4%
Avon Products, Inc.	34,100	990,946
Mattel, Inc.	9,200	233,956
Newell Rubbermaid, Inc.	32,800	596,304
Stanley Black & Decker, Inc.	12,700	849,249
The Procter & Gamble Co.	13,600	874,888

		3,545,343

Description	Shares	Value

Energy Exploration & Production | 2.9%
Apache Corp.	7,100	$846,533
Devon Energy Corp.	7,700	604,527
EQT Corp.	20,800	932,672

		2,383,732

Energy Integrated | 7.7%
Chevron Corp.	14,000	1,277,500
ConocoPhillips	67,600	4,603,560
CONSOL Energy, Inc.	8,100	394,794

		6,275,854

Energy Services | 1.0%
Halliburton Co.	9,800	400,134
Noble Corp.	11,400	407,778

		807,912

Financial Services | 6.7%
Ameriprise Financial, Inc.	28,700	1,651,685
MasterCard, Inc., Class A	3,100	694,741
Morgan Stanley	45,900	1,248,939
NYSE Euronext	26,400	791,472
State Street Corp.	22,100	1,024,114

		5,410,951

Food & Beverages | 1.8%
General Mills, Inc.	21,100	750,949
PepsiCo, Inc.	10,800	705,564

		1,456,513

Insurance | 1.5%
The Travelers Cos., Inc.	21,800	1,214,478

Leisure & Entertainment | 1.1%
Darden Restaurants, Inc.	7,800	362,232
McDonald’s Corp.	6,900	529,644

		891,876

Manufacturing | 4.5%
Dover Corp.	13,700	800,765
Emerson Electric Co.	11,300	646,021
Honeywell International, Inc.	25,193	1,339,260
Illinois Tool Works, Inc.	15,700	838,380

		3,624,426

Medical Products | 1.1%
Medtronic, Inc.	24,800	919,832

Metal & Glass Containers | 2.4%
Ball Corp.	28,115	1,913,226

Metals & Mining | 1.3%
Nucor Corp.	23,900	1,047,298

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Pharmaceutical & Biotechnology | 10.2%
Amgen, Inc. (a)	18,800	$1,032,120
Forest Laboratories, Inc. (a)	18,800	601,224
Gilead Sciences, Inc. (a)	19,300	699,432
Johnson & Johnson	20,260	1,253,081
Merck & Co., Inc.	18,800	677,552
Pfizer, Inc.	229,800	4,023,798

		8,287,207

Refining | 1.1%
Valero Energy Corp.	37,600	869,312

Retail | 11.7%
AutoZone, Inc. (a)	6,000	1,635,540
Big Lots, Inc. (a)	18,700	569,602
Lowe’s Cos, Inc.	16,400	411,312
The Gap, Inc.	53,800	1,191,132
Wal-Mart Stores, Inc.	50,100	2,701,893
Walgreen Co.	77,100	3,003,816

		9,513,295

Semiconductor & Components | 2.4%
Intel Corp.	91,100	1,915,833

Technology | 3.9%
AOL, Inc. (a)	14,800	350,908
Computer Sciences Corp.	8,500	421,600
eBay, Inc. (a)	46,900	1,305,227
Google, Inc., Class A (a)	1,910	1,134,483

		3,212,218

Description	Shares	Value

Technology Hardware | 5.9%
Cisco Systems, Inc. (a)	58,355	$1,180,522
EMC Corp. (a)	29,300	670,970
International Business Machines Corp.	19,990	2,933,732

		4,785,224

Transportation | 1.0%
Norfolk Southern Corp.	13,600	854,352

Total Common Stocks
(Identified cost $66,630,998)		80,033,539

Preferred Stock | 0.6%

Automotive | 0.6%
Better Place, Inc., Series B
(Identified cost $453,501)	151,167	453,501

Short-Term Investment | 0.9%
State Street Institutional Treasury
Money Market Fund
(Identified cost $774,560)	774,560	774,560

Total Investments | 100.0%
(Identified cost $67,859,059) (b)		$81,261,600

Liabilities in Excess of Cash and Other Assets | (0.0)%		(30,664)

Net Assets | 100.0%		$81,230,936

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio

Common Stocks | 95.2%

Alcohol & Tobacco | 2.8%
Molson Coors Brewing Co., Class B	109,700	$5,505,843

Automotive | 1.5%
Lear Corp. (a)	30,300	2,990,913

Banking | 3.7%
City National Corp.	64,300	3,945,448
Fifth Third Bancorp	132,200	1,940,696
KeyCorp.	155,600	1,377,060

		7,263,204

Cable Television | 0.9%
Cablevision Systems Corp.	53,600	1,813,824

Chemicals | 2.0%
Air Products & Chemicals, Inc.	18,800	1,709,860
Eastman Chemical Co.	25,500	2,144,040

		3,853,900

Coal | 1.6%
Arch Coal, Inc.	57,100	2,001,926
Massey Energy Co.	22,000	1,180,300

		3,182,226

Commercial Services | 3.4%
Corrections Corp. of America (a)	113,500	2,844,310
Equifax, Inc.	106,200	3,780,720

		6,625,030

Computer Software | 4.8%
BMC Software, Inc. (a)	72,900	3,436,506
Intuit, Inc. (a)	40,500	1,996,650
Quest Software, Inc. (a)	48,300	1,339,842
Symantec Corp. (a)	157,700	2,639,898

		9,412,896

Construction & Engineering | 1.4%
Foster Wheeler AG (a)	79,100	2,730,532

Consumer Products | 6.7%
Avon Products, Inc.	87,700	2,548,562
Mattel, Inc.	148,000	3,763,640
Newell Rubbermaid, Inc.	269,800	4,904,964
Stanley Black & Decker, Inc.	29,900	1,999,413

		13,216,579

Description	Shares	Value

Education | 1.2%
DeVry, Inc.	51,000	$2,446,980

Electric | 3.1%
Allegheny Energy, Inc.	79,000	1,914,960
American Electric Power Co., Inc.	113,700	4,090,926

		6,005,886

Energy Exploration & Production | 3.6%
Energen Corp.	55,500	2,678,430
EQT Corp.	58,300	2,614,172
Noble Energy, Inc.	19,500	1,678,560

		6,971,162

Energy Integrated | 1.1%
Murphy Oil Corp.	29,200	2,176,860

Energy Services | 3.8%
Rowan Cos., Inc. (a)	68,300	2,384,353
The Williams Cos., Inc.	108,800	2,689,536
Tidewater, Inc.	44,600	2,401,264

		7,475,153

Financial Services | 5.4%
Ameriprise Financial, Inc.	91,600	5,271,580
Invesco, Ltd.	132,600	3,190,356
NYSE Euronext	73,200	2,194,536

		10,656,472

Food & Beverages | 4.0%
Campbell Soup Co.	70,300	2,442,925
McCormick & Co., Inc.	28,200	1,312,146
Ralcorp Holdings, Inc. (a)	63,600	4,134,636

		7,889,707

Health Services | 0.7%
Laboratory Corp. of America Holdings (a)	15,400	1,353,968

Insurance | 1.2%
PartnerRe, Ltd.	28,800	2,314,080

Leisure & Entertainment | 2.7%
Darden Restaurants, Inc.	52,100	2,419,524
International Game Technology	168,200	2,975,458

		5,394,982

Manufacturing | 8.4%
Dover Corp.	113,100	6,610,695
Harsco Corp.	28,400	804,288
Joy Global, Inc.	18,900	1,639,575
Parker Hannifin Corp.	37,200	3,210,360
Rockwell Collins, Inc.	73,300	4,270,458

		16,535,376

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio (concluded)

Medical Products | 5.3%
CareFusion Corp. (a)	103,750	$2,666,375
Hospira, Inc. (a)	50,200	2,795,638
Life Technologies Corp. (a)	40,981	2,274,446
Zimmer Holdings, Inc. (a)	50,300	2,700,104

		10,436,563

Metal & Glass Containers | 2.8%
Ball Corp.	81,900	5,573,295

Metals & Mining | 3.6%
Cliffs Natural Resources, Inc.	30,700	2,394,907
Compass Minerals International, Inc.	35,700	3,186,939
United States Steel Corp.	24,900	1,454,658

		7,036,504

Pharmaceutical & Biotechnology | 1.3%
Warner Chilcott PLC, Class A	108,500	2,447,760

Real Estate | 4.3%
Digital Realty Trust, Inc. REIT	31,900	1,644,126
LaSalle Hotel Properties REIT	38,700	1,021,680
Public Storage REIT	15,100	1,531,442
The Macerich Co. REIT	45,500	2,155,335
UDR, Inc. REIT	85,500	2,010,960

		8,363,543

Refining | 1.7%
Holly Corp.	39,700	1,618,569
Valero Energy Corp.	70,400	1,627,648

		3,246,217

Retail | 3.6%
AutoZone, Inc. (a)	13,100	3,570,929
Big Lots, Inc. (a)	48,000	1,462,080
The TJX Cos., Inc.	44,800	1,988,672

		7,021,681

Description	Shares	Value

Semiconductor & Components | 3.6%
Analog Devices, Inc.	102,900	$3,876,243
Xilinx, Inc.	109,700	3,179,106

		7,055,349

Technology | 0.9%
Teradata Corp. (a)	42,100	1,732,836

Technology Hardware | 4.1%
Ingram Micro, Inc., Class A (a)	197,800	3,776,002
NetApp, Inc. (a)	14,400	791,424
Seagate Technology PLC (a)	89,600	1,346,688
Teradyne, Inc. (a)	153,500	2,155,140

		8,069,254

Total Common Stocks
(Identified cost $157,243,511)		186,798,575

Preferred Stock | 0.7%

Automotive | 0.7%
Better Place, Inc., Series B (Identified cost $1,307,499)	435,833	1,307,499

Short-Term Investment | 4.5%
State Street Institutional Treasury Money Market Fund (Identified cost $8,869,893)	8,869,893	8,869,893

Total Investments | 100.4%
(Identified cost $167,420,903) (b)		$196,975,967

Liabilities in Excess of Cash and Other Assets | (0.4)%		(799,863)

Net Assets | 100.0%		$196,176,104

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 98.2%

Automotive | 2.1%
Dorman Products, Inc. (a)	11,214	$406,395
Modine Manufacturing Co. (a)	207,100	3,210,050
Tenneco, Inc. (a)	43,450	1,788,402

		5,404,847

Banking | 6.2%
BancorpSouth, Inc.	82,400	1,314,280
City National Corp.	59,800	3,669,328
Fulton Financial Corp.	246,700	2,550,878
PacWest Bancorp	221,101	4,727,139
Wintrust Financial Corp.	118,693	3,920,430

		16,182,055

Chemicals | 3.9%
GrafTech International, Ltd. (a)	124,800	2,476,032
Kronos Worldwide, Inc.	45,335	1,926,284
Rockwood Holdings, Inc. (a)	83,400	3,262,608
Solutia, Inc. (a)	105,600	2,437,248

		10,102,172

Commercial Services | 2.2%
Equifax, Inc.	74,300	2,645,080
Team, Inc. (a)	128,600	3,112,120

		5,757,200

Computer Software | 6.1%
Akamai Technologies, Inc. (a)	34,100	1,604,405
BMC Software, Inc. (a)	79,900	3,766,486
Nuance Communications, Inc. (a)	121,800	2,214,324
Quest Software, Inc. (a)	155,100	4,302,474
Red Hat, Inc. (a)	90,350	4,124,478

		16,012,167

Construction & Engineering | 2.0%
Orion Marine Group, Inc. (a)	148,500	1,722,600
Quanta Services, Inc. (a)	178,200	3,549,744

		5,272,344

Consumer Products | 6.7%
Central Garden & Pet Co., Class A (a)	405,500	4,006,340
Mattel, Inc.	102,000	2,593,860
Matthews International Corp., Class A	81,850	2,863,113
Newell Rubbermaid, Inc.	139,400	2,534,292
Tempur-Pedic International, Inc. (a)	70,700	2,832,242
The Middleby Corp. (a)	29,950	2,528,379

		17,358,226

Description	Shares	Value

Electric | 1.6%
Northeast Utilities	133,550	$4,257,574

Energy Integrated | 2.8%
Cimarex Energy Co.	44,400	3,930,732
James River Coal Co. (a)	132,550	3,357,492

		7,288,224

Energy Services | 4.1%
Helmerich & Payne, Inc.	80,400	3,897,792
Key Energy Services, Inc. (a)	224,100	2,908,818
Oceaneering International, Inc. (a)	52,600	3,872,938

		10,679,548

Financial Services | 3.3%
NYSE Euronext	133,000	3,987,340
Stifel Financial Corp. (a)	72,400	4,491,696

		8,479,036

Food & Beverages | 2.0%
Ralcorp Holdings, Inc. (a)	49,800	3,237,498
Snyders-Lance, Inc.	88,900	2,083,816

		5,321,314

Forest & Paper Products | 2.3%
Rock-Tenn Co., Class A	58,000	3,129,100
Schweitzer-Mauduit International, Inc.	44,800	2,818,816

		5,947,916

Gas Utilities | 3.1%
New Jersey Resources Corp.	100,900	4,349,799
Piedmont Natural Gas Co., Inc.	129,900	3,632,004

		7,981,803

Health Services | 2.0%
Community Health Systems, Inc. (a)	50,600	1,890,922
VCA Antech, Inc. (a)	146,700	3,416,643

		5,307,565

Housing | 0.9%
Trex Co., Inc. (a)	100,500	2,407,980

Insurance | 2.2%
Arch Capital Group, Ltd. (a)	42,200	3,715,710
Aspen Insurance Holdings, Ltd.	71,200	2,037,744

		5,753,454

Leisure & Entertainment | 2.2%
Darden Restaurants, Inc.	62,000	2,879,280
Texas Roadhouse, Inc. (a)	171,700	2,948,089

		5,827,369

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio (concluded)

Manufacturing | 7.8%
Altra Holdings, Inc. (a)	191,811	$3,809,367
BE Aerospace, Inc. (a)	65,900	2,440,277
FLIR Systems, Inc. (a)	123,400	3,671,150
Generac Holdings, Inc.	126,036	2,038,002
Harsco Corp.	168,600	4,774,752
Regal-Beloit Corp.	52,250	3,488,210

		20,221,758

Medical Products | 5.0%
CareFusion Corp. (a)	125,400	3,222,780
Haemonetics Corp. (a)	26,500	1,674,270
Hospira, Inc. (a)	72,500	4,037,525
Life Technologies Corp. (a)	73,610	4,085,355

		13,019,930

Metal & Glass Containers | 1.9%
Ball Corp.	36,000	2,449,800
Owens-Illinois, Inc. (a)	77,700	2,385,390

		4,835,190

Metals & Mining | 1.4%
Schnitzer Steel Industries, Inc., Class A	55,700	3,697,923

Pharmaceutical & Biotechnology | 1.0%
Warner Chilcott PLC, Class A	119,100	2,686,896

Real Estate | 8.4%
CB Richard Ellis Group, Inc., Class A (a)	68,100	1,394,688
Digital Realty Trust, Inc. REIT	45,350	2,337,339
Extra Space Storage, Inc. REIT	219,700	3,822,780
Kilroy Realty Corp. REIT	70,150	2,558,371
LaSalle Hotel Properties REIT	131,100	3,461,040
The Macerich Co. REIT	90,077	4,266,947
UDR, Inc. REIT	175,200	4,120,704

		21,961,869

Retail | 6.6%
American Eagle Outfitters, Inc.	176,150	2,577,074
Brown Shoe Co., Inc.	245,100	3,414,243
Family Dollar Stores, Inc.	53,600	2,664,456
Iconix Brand Group, Inc. (a)	175,000	3,379,250
Liz Claiborne, Inc. (a)	343,000	2,455,880
Williams-Sonoma, Inc.	73,500	2,623,215

		17,114,118

Description	Shares	Value

Semiconductor & Components | 3.5%
FARO Technologies, Inc. (a)	16,065	$527,575
ON Semiconductor Corp. (a)	434,100	4,288,908
Xilinx, Inc.	144,300	4,181,814

		8,998,297

Technology | 1.0%
SS&C Technologies Holdings, Inc.	130,639	2,679,406

Technology Hardware | 3.6%
EchoStar Corp., Class A (a)	5,890	147,073
Ingram Micro, Inc., Class A (a)	150,500	2,873,045
Polycom, Inc. (a)	85,650	3,338,637
Teradyne, Inc. (a)	208,600	2,928,744

		9,287,499

Transportation | 2.3%
Echo Global Logistics, Inc. (a)	275,250	3,314,010
UTI Worldwide, Inc.	129,450	2,744,340

		6,058,350

Total Common Stocks
(Identified cost $221,937,264)		255,902,030

Preferred Stock | 0.2%

Automotive | 0.2%
Better Place, Inc., Series B
(Identified cost $452,901)	150,967	452,901

Description	Principal Amount (000)	Value

Repurchase Agreement | 1.5%
State Street Bank and Trust Co., 0.01%, 01/03/11 (Dated 12/31/10, collateralized by $3,850,000 United States Treasury Note, 2.50%, 04/30/15, with a value of $3,994,375) Proceeds of $3,916,003 (Identified cost $3,916,000)	$3,916	$3,916,000

Total Investments | 99.9%
(Identified cost $226,306,165) (b)		$260,270,931

Cash and Other Assets in Excess of Liabilities | 0.1%		249,988

Net Assets | 100.0%		$260,520,919

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 97.6%

Australia | 2.2%
QBE Insurance Group, Ltd.	72,800	$1,351,447
Telstra Corp., Ltd.	728,100	2,077,715

Total Australia		3,429,162

Belgium | 2.1%
Anheuser-Busch InBev NV	58,380	3,338,964

Brazil | 2.7%
Banco do Brasil SA	126,665	2,397,479
Cielo SA	232,900	1,887,051

Total Brazil		4,284,530

Canada | 1.7%
Potash Corp. of Saskatchewan, Inc.	9,200	1,429,086
Rogers Communications, Inc.	36,300	1,263,180

Total Canada		2,692,266

China | 1.6%
Industrial and Commercial Bank of China, Ltd., Class H	1,978,600	1,468,779
Weichai Power Co., Ltd., Class H	160,000	989,090

Total China		2,457,869

Denmark | 1.3%
Novo Nordisk A/S, Class B	17,310	1,951,935

Finland | 0.9%
Sampo Oyj, A Shares	53,400	1,430,736

France | 10.1%
BNP Paribas SA	39,618	2,520,546
Danone SA	38,380	2,411,524
Sanofi-Aventis	57,827	3,697,571
Technip SA	24,100	2,225,354
Total SA	41,946	2,222,479
Valeo SA (a)	47,660	2,704,513

Total France		15,781,987

Description	Shares	Value

Germany | 4.4%
Bayerische Motoren Werke AG	24,050	$1,891,322
SAP AG	29,520	1,502,952
Siemens AG	27,858	3,450,910

Total Germany		6,845,184

Hong Kong | 1.2%
AIA Group, Ltd.	122,200	343,515
Kerry Properties, Ltd.	290,500	1,506,169

Total Hong Kong		1,849,684

India | 0.7%
Idea Cellular, Ltd. (a)	729,300	1,127,018

Israel | 0.9%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	27,100	1,412,723

Italy | 1.1%
Atlantia SpA	82,147	1,676,234

Japan | 19.4%
Asics Corp.	63,990	822,830
Benesse Holdings, Inc.	28,200	1,299,027
Canon, Inc.	64,600	3,349,748
Daito Trust Construction Co., Ltd.	47,600	3,259,712
Don Quijote Co., Ltd.	36,300	1,105,677
eAccess, Ltd.	1,783	1,078,277
Honda Motor Co., Ltd.	70,400	2,787,732
Hoya Corp.	85,400	2,074,255
JS Group Corp.	63,600	1,399,842
Keyence Corp.	5,106	1,479,161
Mitsubishi Corp.	58,900	1,594,558
Mitsubishi Estate Co., Ltd.	106,000	1,966,203
Nidec Corp.	16,500	1,668,494
Sumitomo Mitsui Financial Group, Inc.	64,500	2,297,500
Yahoo Japan Corp.	6,016	2,334,081
Yamada Denki Co., Ltd.	25,340	1,729,075

Total Japan		30,246,172

Mexico | 0.9%
Grupo Televisa SA Sponsored ADR (a)	51,600	1,337,988

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Netherlands | 2.6%
ING Groep NV (a)	226,150	$2,200,047
TNT NV	70,725	1,866,569

Total Netherlands		4,066,616

Norway | 0.9%
Aker Solutions ASA	82,930	1,410,580

Russia | 1.0%
Sberbank	435,500	1,483,749

Singapore | 0.9%
Singapore Telecommunications, Ltd.	599,600	1,425,098

South Korea | 2.3%
Hyundai Mobis (a)	7,077	1,774,083
Samsung Electronics Co., Ltd. GDR (c)	4,383	1,849,187

Total South Korea		3,623,270

Spain | 1.1%
Amadeus IT Holding SA, A Shares	85,520	1,791,916

Sweden | 0.9%
Assa Abloy AB, Class B	51,600	1,453,867

Switzerland | 7.0%
Julius Baer Group, Ltd.	34,830	1,631,609
Nestle SA	44,220	2,589,353
Novartis AG	73,390	4,313,134
UBS AG (a)	148,510	2,438,105

Total Switzerland		10,972,201

Turkey | 0.9%
Turkiye Garanti Bankasi AS ADR	259,100	1,334,365

United Kingdom | 28.8%
AMEC PLC	50,590	907,061
BAE Systems PLC	256,340	1,318,876
BG Group PLC	81,110	1,638,903

Description	Shares	Value

BHP Billiton PLC	77,100	$3,066,469
British American Tobacco PLC	58,249	2,237,251
GlaxoSmithKline PLC	152,650	2,951,156
HSBC Holdings PLC	329,820	3,348,100
Informa PLC	320,470	2,036,051
International Power PLC	281,430	1,920,089
Lloyds Banking Group PLC (a)	2,140,966	2,193,052
Prudential PLC	340,180	3,542,901
Royal Dutch Shell PLC, A Shares	102,250	3,409,152
Standard Chartered PLC	94,067	2,530,615
Tullow Oil PLC	78,980	1,552,766
Unilever PLC	105,150	3,218,128
Vodafone Group PLC	624,008	1,613,052
William Morrison Supermarkets PLC	437,730	1,826,275
WPP PLC	166,540	2,049,956
Xstrata PLC	152,470	3,578,812

Total United Kingdom		44,938,665

Total Common Stocks
(Identified cost $128,314,308)		152,362,779

Description	Principal Amount (000)	Value

Repurchase Agreement | 2.3%
State Street Bank and Trust Co., 0.01%, 01/03/11 (Dated 12/31/10, collateralized by $3,590,000 United States Treasury Note, 2.50%, 04/30/15, with a value of $3,724,625) Proceeds of $3,649,003 (Identified cost $3,649,000)	$3,649	$3,649,000

Total Investments | 99.9%
(Identified cost $131,963,308) (b)		$156,011,779

Cash and Other Assets in Excess of Liabilities | 0.1%		142,490

Net Assets | 100.0%		$156,154,269

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 97.8%

Australia | 3.9%
BHP Billiton, Ltd.	4,093	$189,431
Telstra Corp., Ltd.	24,328	69,423

Total Australia		258,854

Belgium | 2.5%
Anheuser-Busch InBev NV	2,920	167,005

Brazil | 6.2%
Banco do Brasil SA	7,140	135,144
Cielo SA	15,170	122,913
Vale SA Sponsored ADR	4,405	152,281

Total Brazil		410,338

Canada | 2.4%
Potash Corp. of Saskatchewan, Inc.	620	96,308
Rogers Communications, Inc.	1,740	60,549

Total Canada		156,857

China | 2.1%
China Construction Bank Corp., Class H	109,662	98,759
Weichai Power Co., Ltd., Class H	7,000	43,273

Total China		142,032

Denmark | 1.5%
Novo Nordisk A/S, Class B	885	99,796

Finland | 1.4%
Sampo Oyj, A Shares	3,543	94,927

France | 10.6%
BNP Paribas SA	1,035	65,848
Danone SA	1,852	116,366
LVMH Moet Hennessy Louis Vuitton SA	599	98,535
Sanofi-Aventis	2,722	174,050
Technip SA	1,258	116,162
Total SA	2,602	137,865

Total France		708,826

Germany | 2.0%
SAP AG	2,665	135,683

Description	Shares	Value

Hong Kong | 1.5%
AIA Group, Ltd.	6,000	$16,867
Sun Hung Kai Properties, Ltd.	5,130	84,875

Total Hong Kong		101,742

Indonesia | 1.5%
PT Telekomunikasi Indonesia Tbk Sponsored ADR	2,815	100,355

Japan | 15.4%
Canon, Inc.	3,415	177,080
Daito Trust Construction Co., Ltd.	1,080	73,960
Fanuc, Ltd.	1,025	157,430
Honda Motor Co., Ltd.	3,825	151,464
Hoya Corp.	2,660	64,608
Mitsubishi Estate Co., Ltd.	4,830	89,592
Nidec Corp.	600	60,673
Sumitomo Mitsui Financial Group, Inc.	4,068	144,903
Yahoo Japan Corp.	277	107,470

Total Japan		1,027,180

Mexico | 1.8%
Grupo Televisa SA Sponsored ADR (a)	4,720	122,389

Netherlands | 1.4%
ING Groep NV (a)	9,827	95,600

Russia | 3.1%
Mobile TeleSystems Sponsored ADR	3,095	64,593
OAO LUKOIL Sponsored ADR	1,115	63,141
Sberbank	23,346	79,540

Total Russia		207,274

Singapore | 1.5%
Singapore Telecommunications, Ltd.	41,810	100,017

South Africa | 1.1%
Standard Bank Group, Ltd.	4,434	72,391

South Korea | 2.6%
Hyundai Mobis (a)	429	107,543
KT&G Corp. (a)	1,170	66,701

Total South Korea		174,244

Sweden | 2.2%
Assa Abloy AB, Class B	5,065	142,710

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

Switzerland | 6.4%
Nestle SA	2,057	$120,450
Novartis AG	3,260	191,590
UBS AG (a)	7,019	115,232

Total Switzerland		427,272

Taiwan | 2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	80,435	195,870

Turkey | 1.7%
Turkcell Iletisim Hizmetleri AS	8,296	56,686
Turkiye Garanti Bankasi AS	11,072	56,077

Total Turkey		112,763

United Kingdom | 22.1%
BAE Systems PLC	10,694	55,021
BG Group PLC	4,365	88,199
British American Tobacco PLC	4,005	153,826
GlaxoSmithKline PLC	7,929	153,290
Lloyds Banking Group PLC (a)	110,880	113,577
Prudential PLC	12,916	134,517

Description	Shares	Value

Royal Dutch Shell PLC, A Shares	5,075	$167,712
Standard Chartered PLC	4,493	120,872
Tullow Oil PLC	4,547	89,395
Unilever PLC	4,215	129,001
William Morrison Supermarkets PLC	27,313	113,954
Xstrata PLC	6,466	151,771

Total United Kingdom		1,471,135

Total Common Stocks
(Identified cost $5,639,305)		6,525,260

Short-Term Investment | 1.7%
State Street Institutional Treasury Money Market Fund (Identified cost $111,882)	111,882	111,882

Total Investments | 99.5%
(Identified cost $5,751,187) (b)		$6,637,142

Cash and Other Assets in Excess of Liabilities | 0.5%		32,977

Net Assets | 100.0%		$6,670,119

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 96.4%

Australia | 1.3%
Toll Holdings, Ltd.	881,860	$5,168,269

Belgium | 4.9%
Anheuser-Busch InBev NV	206,930	11,835,079
Umicore NV	151,380	7,873,091

Total Belgium		19,708,170

Brazil | 1.3%
Duratex SA	485,000	5,215,211

China | 3.3%
Industrial and Commercial Bank of China, Ltd., Class H	8,962,264	6,652,977
Weichai Power Co., Ltd., Class H	328,000	2,027,635
Yingde Gases Group Co. (a)	5,030,000	4,432,830

Total China		13,113,442

Denmark | 3.5%
Novo Nordisk A/S, Class B	62,420	7,038,693
Pandora A/S (a)	117,551	7,080,814

Total Denmark		14,119,507

Egypt | 2.4%
Commercial International Bank	712,700	5,813,324
Eastern Co.	194,120	4,012,816

Total Egypt		9,826,140

Finland | 2.3%
Sampo Oyj, A Shares	347,010	9,297,374

France | 10.1%
BNP Paribas SA	130,203	8,283,676
Danone SA	76,300	4,794,144
Sanofi-Aventis	179,700	11,490,369
Technip SA	71,900	6,639,126
Valeo SA (a)	168,960	9,587,800

Total France		40,795,115

Germany | 1.9%
Bayerische Motoren Werke AG	96,580	7,595,172

Description	Shares	Value

Hong Kong | 0.7%
AIA Group, Ltd.	1,049,800	$2,951,077

India | 0.5%
Idea Cellular, Ltd. (a)	1,333,520	2,060,745

Israel | 0.8%

Teva Pharmaceutical Industries, Ltd.	57,600	3,019,191

Italy | 1.8%
Prysmian SpA	429,581	7,319,125

Japan | 13.0%
Asics Corp.	543,950	6,994,504
Canon, Inc.	198,100	10,272,213
Daito Trust Construction Co., Ltd.	87,600	5,998,966
Don Quijote Co., Ltd.	355,100	10,816,139
eAccess, Ltd.	8,135	4,919,676
JS Group Corp.	287,700	6,332,306
Yahoo Japan Corp.	17,700	6,867,225

Total Japan		52,201,029

Netherlands | 1.2%
ASM International NV (a)	141,735	5,018,165

Norway | 0.9%
Aker Solutions ASA	219,770	3,738,130

Russia | 1.3%
Sberbank	1,496,414	5,098,283

South Africa | 4.5%
Aspen Pharmacare Holdings, Ltd.	388,130	5,421,152
MTN Group, Ltd.	268,140	5,471,481
Naspers, Ltd., N Shares	120,970	7,124,146

Total South Africa		18,016,779

South Korea | 1.1%
Hyundai Mobis (a)	18,130	4,544,881

Spain | 3.3%
Amadeus IT Holding SA, A Shares	301,370	6,314,660
Tecnicas Reunidas SA	106,290	6,763,012

Total Spain		13,077,672

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

Switzerland | 5.9%
Julius Baer Group, Ltd.	164,802	$7,720,137
Novartis AG	115,800	6,805,572
UBS AG (a)	552,260	9,066,514

Total Switzerland		23,592,223

Turkey | 0.5%
Turkiye Garanti Bankasi AS	360,590	1,826,304

United Kingdom | 29.9%
AMEC PLC	545,753	9,785,155
BBA Aviation PLC	1,453,498	5,021,783
BG Group PLC	345,640	6,983,976
British American Tobacco PLC	272,518	10,466,983
Cairn Energy PLC (a)	465,410	3,047,606
GlaxoSmithKline PLC	325,300	6,288,970
IG Group Holdings PLC	906,700	7,209,540
Informa PLC	1,495,647	9,502,338
Lloyds Banking Group PLC (a)	9,726,082	9,962,700
Man Group PLC	1,077,110	4,970,791
Michael Page International PLC	509,610	4,409,656
Prudential PLC	1,060,450	11,044,356
TalkTalk Telecom Group PLC	2,176,863	5,430,313
Tullow Oil PLC	241,220	4,742,443
Unilever PLC	322,464	9,869,049
William Morrison Supermarkets PLC	1,335,830	5,573,282
Xstrata PLC	251,250	5,897,400

Total United Kingdom		120,206,341

Total Common Stocks
(Identified cost $322,093,716)		387,508,345

Description	Shares	Value

Preferred Stock | 2.0%

Brazil | 2.0%
Banco Bradesco SA
(Identified cost $6,457,292)	415,685	$8,175,973

Rights | 0.0%

Brazil | 0.0%
Banco Bradesco SA, expires 01/31/11 (Identified cost $0)	6,887	35,638

Short-Term Investment | 1.3%
State Street Institutional Treasury Money Market Fund (Identified cost $5,173,198)	5,173,198	5,173,198

Total Investments | 99.7%
(Identified cost $333,724,206) (b)		$400,893,154

Cash and Other Assets in Excess of Liabilities | 0.3%		1,256,037

Net Assets | 100.0%		$402,149,191

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 97.0%

Australia | 4.7%
Cabcharge Australia, Ltd.	148,247	$885,502
Fairfax Media, Ltd.	400,305	573,205
James Hardie Industries SE (a)	156,771	1,087,142
Macquarie Atlas Roads Group (a)	532,568	827,960

Total Australia		3,373,809

Austria | 1.6%
Andritz AG	12,244	1,125,518

Belgium | 4.6%
Arseus NV	76,842	1,168,544
EVS Broadcast Equipment SA	12,656	810,095
Kinepolis Group NV	4,911	334,625
Telenet Group Holding NV (a)	25,674	1,011,405

Total Belgium		3,324,669

Finland | 1.0%
Vacon Oyj	13,959	727,483

France | 5.4%
Faiveley Transport SA	8,040	664,722
Ingenico SA	21,201	767,626
Valeo SA (a)	20,685	1,173,790
Virbac SA	7,556	1,312,621

Total France		3,918,759

Germany | 7.2%
Asian Bamboo AG	13,824	728,760
CompuGroup Medical AG	85,463	1,263,669
CTS Eventim AG	24,488	1,512,308
Fielmann AG	7,437	706,994
Pfeiffer Vacuum Technology AG	8,425	990,733

Total Germany		5,202,464

Hong Kong | 3.7%
AAC Acoustic Technologies Holdings, Inc.	390,000	1,041,131
EVA Precision Industrial Holdings, Ltd.	712,000	695,255
Man Wah Holdings, Ltd.	572,400	941,137

Total Hong Kong		2,677,523

Description	Shares	Value

Ireland | 2.9%
C&C Group PLC	152,231	$688,598
DCC PLC	37,567	1,183,021
Irish Life & Permanent Group Holdings PLC (a)	149,853	215,840

Total Ireland		2,087,459

Italy | 2.2%
DiaSorin SpA (a)	17,041	733,483
MARR SpA	71,739	831,627

Total Italy		1,565,110

Japan | 25.8%
Ain Pharmaciez, Inc.	26,000	914,596
Asahi Holdings, Inc.	51,500	1,090,387
Daiseki Co., Ltd.	39,300	820,464
Don Quijote Co., Ltd.	36,800	1,120,907
Dr. Ci:Labo Co., Ltd.	191	743,392
eAccess, Ltd.	1,672	1,011,149
JAFCO Co., Ltd.	23,900	694,716
JSR Corp.	40,400	753,861
Konami Corp.	42,600	905,624
Kurita Water Industries, Ltd.	24,800	781,357
Misumi Group, Inc.	40,400	1,006,641
Nomura Research Institute, Ltd.	26,300	585,668
NPC, Inc.	34,500	716,431
Rinnai Corp.	11,300	690,331
Roland DG Corp.	54,600	884,333
Sankyo Co., Ltd.	9,800	553,430
Santen Pharmaceutical Co., Ltd.	21,090	732,526
Shinko Plantech Co., Ltd.	78,500	725,151
Suruga Bank, Ltd.	109,300	1,017,746
Sysmex Corp.	17,100	1,185,774
Union Tool Co.	24,500	704,915
USS Co., Ltd.	12,090	988,762

Total Japan		18,628,161

Netherlands | 7.0%
Aalberts Industries NV	42,614	898,309
Fugro NV	19,670	1,616,529
Imtech NV	23,550	893,429
Koninklijke Vopak NV	16,730	790,295
Unit 4 NV	26,048	843,222

Total Netherlands		5,041,784

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

New Zealand | 0.9%
Telecom Corp. of New Zealand, Ltd.	404,278	$683,579

Norway | 5.1%
BW Offshore, Ltd. (a)	353,540	987,600
Kongsberg Gruppen ASA	71,340	1,626,073
TGS Nopec Geophysical Co. ASA	48,660	1,096,613

Total Norway		3,710,286

Singapore | 1.4%
Ezra Holdings, Ltd.	701,000	983,208

Spain | 1.1%
Tecnicas Reunidas SA	12,112	770,661

Sweden | 8.1%
Duni AB	101,040	1,096,685
Elekta AB, B Shares	31,400	1,208,258
Getinge AB, B Shares	42,010	880,095
Indutrade AB	31,220	1,076,928
Loomis AB, B Shares	63,854	958,904
ORC Software AB	34,334	652,155

Total Sweden		5,873,025

Switzerland | 2.9%
Dufry Group (a)	9,733	1,309,531
Swissquote Group Holding SA	13,773	789,554

Total Switzerland		2,099,085

United Kingdom | 11.4%
Abcam PLC	124,950	623,390
Chemring Group PLC	20,663	935,543

Description	Shares	Value

CPP Group PLC	165,424	$778,896
Dignity PLC	74,723	838,804
Hampson Industries PLC	1	0
IG Group Holdings PLC	163,917	1,303,371
Intertek Group PLC	32,402	896,693
Jupiter Fund Management PLC (a)	156,250	731,802
Melrose PLC	183,458	889,551
Rightmove PLC	41,978	509,839
TalkTalk Telecom Group PLC	274,745	685,368

Total United Kingdom		8,193,257

Total Common Stocks (Identified cost $53,642,154)		69,985,840

Preferred Stock | 1.4%

Germany | 1.4%
Fuchs Petrolub AG (Identified cost $486,240)	6,909	1,023,884

Short-Term Investment | 1.4%
State Street Institutional Treasury Money Market Fund (Identified cost $994,326)	994,326	994,326

Total Investments | 99.8% (Identified cost $55,122,720) (b)		$72,004,050

Cash and Other Assets in Excess of Liabilities | 0.2%		113,577

Net Assets | 100.0%		$72,117,627

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 100.5%

Australia | 22.5%
ConnectEast Group	7,950,823	$3,456,144
DUET Group	3,107,976	5,356,343
Macquarie Atlas Roads Group (a)	2,023,995	3,146,617
MAp Group	701,694	2,145,902
SP Ausnet	2,821,760	2,510,904
Spark Infrastructure Group (c)	3,796,400	4,407,158
Transurban Group	965,376	5,055,421

Total Australia		26,078,489

Austria | 1.6%
Flughafen Wien AG	27,330	1,870,975

France | 1.4%
Aeroports de Paris	14,300	1,128,774
Societe des Autoroutes Paris-Rhin-Rhone	6,600	454,120

Total France		1,582,894

Germany | 4.5%
Fraport AG	82,933	5,226,430

Italy | 23.7%
Atlantia SpA	341,294	6,964,207
Autostrada Torino-Milano SpA	391,562	5,258,605
Digital Multimedia Technologies SpA (a)	58,137	1,173,096
Hera SpA	2,122,178	4,392,757
Snam Rete Gas SpA	234,247	1,164,450
Societa Iniziative Autostradali e Servizi SpA	627,733	6,064,810
Terna SpA	559,775	2,363,766

Total Italy		27,381,691

Japan | 14.8%
East Japan Railway Co.	38,900	2,529,770
Osaka Gas Co., Ltd.	1,589,000	6,164,983
Toho Gas Co., Ltd.	164,000	820,101
Tokyo Gas Co., Ltd.	1,207,700	5,354,995
West Japan Railway Co.	615	2,298,959

Total Japan		17,168,808

Mexico | 2.5%
Grupo Aeroportuario del Centro Norte SAB de CV	1,230,100	2,350,636

Description	Shares	Value

Grupo Aeroportuario del Sureste SAB de CV, B Shares	101,000	$572,388

Total Mexico		2,923,024

Portugal | 1.9%
Brisa Auto-Estradas de Portugal SA	321,600	2,242,886

South Korea | 2.5%
Macquarie Korea Infrastructure Fund	676,600	2,891,453

Spain | 7.6%
Enagas SA	121,543	2,422,463
Red Electrica Corporacion SA	134,367	6,320,322

Total Spain		8,742,785

Switzerland | 2.2%
Flughafen Zuerich AG	6,184	2,526,511

United States | 15.3%
American Electric Power Co., Inc.	30,700	1,104,586
American States Water Co.	28,200	972,054
California Water Service Group	62,600	2,333,102
Consolidated Edison, Inc.	22,870	1,133,666
CSX Corp.	35,100	2,267,811
Norfolk Southern Corp.	46,600	2,927,412
PG&E Corp.	47,500	2,272,400
SJW Corp.	7,800	206,466
Union Pacific Corp.	24,600	2,279,436
Wisconsin Energy Corp.	38,400	2,260,224

Total United States		17,757,157

Total Common Stocks (Identified cost $111,078,389)		116,393,103

Short-Term Investment | 0.3%
State Street Institutional Treasury Money Market Fund (Identified cost $302,293)	302,293	302,293

Total Investments | 100.8% (Identified cost $111,380,682) (b)		$116,695,396

Liabilities in Excess of Cash and Other Assets | (0.8)%		(897,140)

Net Assets | 100.0%		$115,798,256

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2010:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contract
MXN	SSB	03/23/11	4,129,230	$329,995	$332,359	$2,364	$—

Forward Currency Sale Contracts
AUD	HSB	03/23/11	1,457,236	1,462,104	1,476,124	—	14,020
AUD	HSB	03/23/11	24,033,132	23,157,845	24,344,631	—	1,186,786
CHF	CIT	03/23/11	181,092	187,659	193,864	—	6,205
CHF	CIT	03/23/11	2,119,392	2,147,198	2,268,876	—	121,678
EUR	BRC	03/23/11	1,422,812	1,868,692	1,900,791	—	32,099
EUR	BRC	03/23/11	33,585,183	44,363,004	44,867,775	—	504,771
GBP	CSF	03/23/11	203,039	320,219	316,365	3,854	—
JPY	MEL	03/23/11	111,101,082	1,321,688	1,369,526	—	47,838
JPY	MEL	03/23/11	1,293,044,322	15,417,612	15,939,156	—	521,544
KRW	MEL	03/30/11	3,430,345,144	2,955,920	3,009,092	—	53,172
MXN	SSB	03/23/11	42,489,524	3,386,224	3,419,961	—	33,737

Total Forward Currency Sale Contracts				$96,588,165	$99,106,161	3,854	2,521,850

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$6,218	$2,521,850

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 93.4%

Brazil | 17.7%
Banco do Brasil SA	36,038,210	$682,120,818
Cielo SA	60,948,600	493,830,524
Companhia de Concessoes Rodoviarias	5,293,500	149,557,319
Companhia Energetica de Minas Gerais SA Sponsored ADR	12,709,754	210,854,819
Companhia Siderurgica Nacional SA Sponsored ADR	16,658,688	277,700,329
Natura Cosmeticos SA	8,599,500	247,054,310
Redecard SA	35,629,220	451,804,266
Souza Cruz SA	3,260,065	177,516,431
Vale SA Sponsored ADR	18,178,700	628,437,659

Total Brazil		3,318,876,475

Canada | 1.7%
First Quantum Minerals, Ltd.	2,964,000	321,947,099

China | 2.5%
China Construction Bank Corp., Class H	203,563,220	183,324,226
NetEase.com, Inc. Sponsored ADR (a)	4,998,075	180,680,411
Weichai Power Co., Ltd., Class H	17,274,500	106,787,737

Total China		470,792,374

Egypt | 3.1%
Commercial International Bank	24,525,862	200,051,605
Eastern Co.	3,463,531	71,597,540
Egyptian Company for Mobile Services	2,469,675	69,814,585
Orascom Construction Industries	4,810,893	238,514,213

Total Egypt		579,977,943

France | 0.7%
CFAO SA	2,887,914	125,691,514

Hong Kong | 0.1%
China High Speed Transmission Equipment Group Co., Ltd.	1,943,000	2,999,691
Shougang Concord International Enterprises Co., Ltd. (a)	32,311,400	4,697,391

Total Hong Kong		7,697,082

Description	Shares	Value

Hungary | 1.2%
OTP Bank Nyrt (a)	9,323,769	$224,965,173

India | 4.8%
Bank of India	18,705,460	189,920,135
Infosys Technologies, Ltd. Sponsored ADR	1,836,408	139,713,921
Jindal Steel & Power, Ltd.	12,056,538	191,923,152
Punjab National Bank, Ltd.	13,756,227	375,954,315

Total India		897,511,523

Indonesia | 4.8%
PT Bank Mandiri Tbk	164,053,350	118,351,473
PT Semen Gresik (Persero) Tbk	133,367,500	139,880,452
PT Tambang Batubara Bukit Asam Tbk	57,529,500	146,537,406
PT Telekomunikasi Indonesia Tbk Sponsored ADR	9,977,336	355,692,029
PT United Tractors Tbk	52,839,251	139,575,380

Total Indonesia		900,036,740

Malaysia | 0.5%
British American Tobacco Malaysia Berhad	6,763,800	98,709,583

Mexico | 6.6%
America Movil SAB de CV ADR, Series L	4,769,635	273,490,871
Desarrolladora Homex SAB de CV ADR (a)	3,173,530	107,297,049
Fomento Economico Mexicano SAB de CV Sponsored ADR	3,420,059	191,249,699
Grupo Mexico SAB de CV, Series B	76,857,393	316,391,082
Grupo Televisa SA Sponsored ADR (a)	9,266,800	240,288,124
Kimberly-Clark de Mexico SAB de CV, Series A	18,617,965	113,592,200

Total Mexico		1,242,309,025

Pakistan | 1.3%
Oil & Gas Development Co., Ltd.	52,465,349	104,226,670
Pakistan Petroleum, Ltd.	52,306,871	132,543,292

Total Pakistan		236,769,962

Philippines | 1.9%
Philippine Long Distance Telephone Co. Sponsored ADR	6,205,963	361,621,464

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Russia | 6.4%
Magnit OJSC Sponsored GDR (c), (d)	4,992,265	$146,273,364
Mobile TeleSystems Sponsored ADR	12,423,065	259,269,367
OAO LUKOIL Sponsored ADR	4,335,250	245,154,097
Oriflame Cosmetics SA SDR	2,685,382	141,343,250
TNK-BP Holding	56,991,652	151,027,878
Uralkali Sponsored GDR	7,025,885	257,990,497

Total Russia		1,201,058,453

South Africa | 11.1%
Bidvest Group, Ltd.	1,865,361	44,386,389
Kumba Iron Ore, Ltd.	5,399,240	347,928,255
Massmart Holdings, Ltd.	7,794,028	173,568,715
Murray & Roberts Holdings, Ltd.	29,539,391	180,128,628
Nedbank Group, Ltd.	8,512,546	168,441,802
Pretoria Portland Cement Co., Ltd.	35,401,233	187,821,342
Sanlam, Ltd.	61,564,873	260,932,259
Shoprite Holdings, Ltd.	10,878,859	164,565,966
Standard Bank Group, Ltd.	10,397,429	169,752,332
Tiger Brands, Ltd.	6,161,508	181,108,583
Truworths International, Ltd.	18,340,307	199,481,290

Total South Africa		2,078,115,561

South Korea | 13.5%
Hite Brewery Co., Ltd. (a)	807,290	85,715,433
Hyundai Mobis (a)	872,995	218,844,900
KB Financial Group, Inc. (a)	2,965,570	156,784,034
Korea Life Insurance Co., Ltd.	34,438,343	241,241,367
KT&G Corp. (a)	5,054,970	288,180,949
NHN Corp. (a)	1,745,827	349,196,166
Samsung Electronics Co., Ltd.	520,369	435,131,008
Shinhan Financial Group Co., Ltd. (a)	12,002,550	559,463,296
Woongjin Coway Co., Ltd. (a)	5,333,984	189,408,367

Total South Korea		2,523,965,520

Taiwan | 7.5%
Advanced Semiconductor Engineering, Inc.	136,737,069	158,279,495
Delta Electronics, Inc.	31,793,000	155,385,677
Hon Hai Precision Industry Co., Ltd.	67,192,636	270,784,722
HTC Corp.	4,641,367	143,269,264
MediaTek, Inc.	20,884,421	299,049,809

Description	Shares	Value

Taiwan Semiconductor Manufacturing Co., Ltd.	158,874,284	$386,880,255

Total Taiwan		1,413,649,222

Thailand | 1.7%
Banpu Public Co., Ltd.	7,099,900	185,593,671
Kasikornbank Public Co., Ltd.	31,113,200	134,691,411

Total Thailand		320,285,082

Turkey | 6.3%
Akbank TAS	37,684,131	209,410,521
Koc Holding AS	27,738,187	135,097,906
Turkcell Iletisim Hizmetleri AS	58,836,999	402,027,422
Turkiye Is Bankasi AS, C Shares	123,579,708	440,212,690

Total Turkey		1,186,748,539

Total Common Stocks
(Identified cost $13,404,280,691)		17,510,728,334

Preferred Stocks | 2.7%

Brazil | 2.7%
Companhia de Bebidas das Americas SA Sponsored ADR	202,978	6,298,407
Eletropaulo Metropolitana SA	2,088,400	40,396,701
Ultrapar Participacoes SA	2,104,200	133,223,747
Usinas Siderurgicas de Minas Gerais SA, A Shares	26,082,200	301,045,152
Vale Fertilizantes SA (a)	1,735,200	19,850,270

Total Brazil		500,814,277

Total Preferred Stocks
(Identified cost $485,029,408)		500,814,277

Short-Term Investment | 3.4%
State Street Institutional Treasury
Money Market Fund (Identified cost $647,514,542)	647,514,542	647,514,542

Total Investments | 99.5%
(Identified cost $14,536,824,641) (b)		$18,659,057,153

Cash and Other Assets in Excess of Liabilities | 0.5%		89,234,771

Net Assets | 100.0%		$18,748,291,924

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 93.7%

Brazil | 12.6%
Banco Bradesco SA Sponsored ADR	125,133	$2,538,949
Cia Hering	196,564	3,197,125
Cyrela Brazil Realty SA	257,360	3,387,540
Fibria Celulose SA Sponsored ADR (a)	99,449	1,591,184
Itau Unibanco Holding SA ADR	104,206	2,501,986
MRV Engenharia e Participacoes SA	325,195	3,058,008
Totvs SA	24,689	2,513,519
Ultrapar Participacoes SA Sponsored ADR	19,589	1,265,841
Vale SA Sponsored ADR	56,815	1,964,094

Total Brazil		22,018,246

China | 11.4%
Agricultural Bank of China, Ltd., Class H	4,805,500	2,404,976
China Construction Bank Corp., Class H	2,555,849	2,301,737
China Merchants Bank Co., Ltd., Class H	792,406	2,008,336
China National Materials Co., Ltd.,
Class H	2,157,890	1,740,682
China Petroleum & Chemical Corp. ADR	27,535	2,634,824
Hidili Industry International
Development, Ltd.	3,121,900	2,626,753
NetEase.com, Inc. Sponsored ADR (a)	45,485	1,644,283
Parkson Retail Group, Ltd.	733,950	1,129,328
Ping An Insurance Group Co. of China,
Ltd., Class H	309,500	3,452,250

Total China		19,943,169

Colombia | 2.1%
Pacific Rubiales Energy Corp.	107,835	3,660,295

Egypt | 1.4%
Commercial International Bank
Sponsored GDR	298,912	2,495,915

Hong Kong | 4.3%
AAC Acoustic Technologies Holdings, Inc.	637,700	1,702,382
China State Construction International
Holdings, Ltd.	2,234,450	2,112,908
Geely Automobile Holdings, Ltd.	5,461,700	2,382,045
Man Wah Holdings, Ltd.	792,800	1,303,518

Total Hong Kong		7,500,853

Description	Shares	Value

India | 3.7%
ICICI Bank, Ltd. Sponsored ADR	56,630	$2,867,743
Shriram Transport Finance Co., Ltd.	203,046	3,564,601

Total India		6,432,344

Indonesia | 2.9%
PT Bank Rakyat Indonesia (Persero) Tbk	1,897,800	2,211,643
PT Perusahaan Gas Negara (Persero) Tbk	5,904,860	2,900,000

Total Indonesia		5,111,643

Kazakhstan | 4.1%
Halyk Savings Bank of Kazakhstan
JSC GDR (a)	370,626	3,724,791
KazMunaiGas Exploration Production GDR	80,795	1,602,165
Zhaikmunai LP GDR (a)	154,899	1,905,258

Total Kazakhstan		7,232,214

Luxembourg | 1.6%
Millicom International Cellular SA	28,508	2,725,365

Malaysia | 1.5%
Genting Berhad	714,800	2,591,686

Mexico | 4.6%
Corporacion GEO SAB de CV,
Series B (a)	1,298,406	4,762,574
Grupo Financiero Banorte SAB de CV	692,057	3,289,372

Total Mexico		8,051,946

Philippines | 1.9%
SM Investments Corp.	267,507	3,315,597

Qatar | 1.5%
Qatar Electricity & Water Co.	74,239	2,601,372

Russia | 13.2%
Eurasia Drilling Co., Ltd. GDR	67,250	2,185,625
Gazprom OAO Sponsored ADR	101,465	2,581,269
Globaltrans Investment PLC
Sponsored GDR	96,152	1,634,584
Rosneft Oil Co. GDR	451,388	3,231,938
Sberbank	1,027,014	3,499,037
TMK OAO GDR (a)	89,200	1,842,872
Uralkali Sponsored GDR	59,990	2,202,833
VTB Bank OJSC GDR	474,186	3,124,886
X5 Retail Group NV GDR (a)	59,230	2,739,387

Total Russia		23,042,431

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Africa | 6.8%
Clicks Group, Ltd.	402,146	$2,645,770
Exxaro Resources, Ltd. Sponsored ADR	178,680	3,671,874
MTN Group, Ltd.	141,018	2,877,516
Standard Bank Group, Ltd.	160,471	2,619,910

Total South Africa		11,815,070

South Korea | 6.6%
Hyundai Mobis (a)	13,010	3,261,384
LG Uplus Corp. (a)	215,275	1,360,051
Samsung Electronics Co., Ltd.	4,480	3,746,163
Samsung Engineering Co., Ltd. (a)	18,173	3,074,470

Total South Korea		11,442,068

Taiwan | 7.8%
RichTek Technology Corp.	211,900	1,766,045
Synnex Technology International Corp.	1,150,989	3,106,780
Tripod Technology Corp.	695,000	2,836,589
Wistron Corp. GDR (d)	161,093	3,281,916
Yuanta Financial Holding Co., Ltd.	3,429,000	2,563,826

Total Taiwan		13,555,156

Thailand | 1.1%
PTT Exploration & Production Public
Co., Ltd. (d)	336,250	1,873,943

Turkey | 2.6%
Tofas Turk Otomobil Fabrikasi AS	475,509	2,451,458
Turkiye Garanti Bankasi AS ADR	421,740	2,171,961

Total Turkey		4,623,419

Description	Shares	Value

United Kingdom | 1.0%
Cairn Energy PLC (a)	259,331	$1,698,156

United States | 1.0%
NII Holdings, Inc. (a)	37,977	1,696,053

Total Common Stocks
(Identified cost $146,870,182)		163,426,941

Preferred Stock | 1.0%

Brazil | 1.0%
Gerdau SA Sponsored ADR
(Identified cost $1,611,397)	119,850	1,676,701

Short-Term Investment | 3.8%
State Street Institutional Treasury
Money Market Fund
(Identified cost $6,704,173)	6,704,173	6,704,173

Total Investments | 98.5%
(Identified cost $155,185,752) (b)		$171,807,815

Cash and Other Assets in Excess
of Liabilities | 1.5%		2,574,211

Net Assets | 100.0%		$174,382,026

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 94.7%

Brazil | 17.1%
Banco Bradesco SA Sponsored ADR	46,900	$951,601
Banco do Brasil SA	55,325	1,047,176
Cia Hering	46,365	754,129
Companhia Energetica de Minas Gerais SA Sponsored ADR	53,545	888,311
Companhia Siderurgica Nacional SA Sponsored ADR	42,310	705,308
MRV Engenharia e Participacoes SA	102,900	967,632
Natura Cosmeticos SA	20,060	576,302
Redecard SA	89,810	1,138,856
Souza Cruz SA	11,065	602,509
Totvs SA	9,685	986,003
Ultrapar Participacoes SA Sponsored ADR	10,800	697,896
Vale SA Sponsored ADR	50,390	1,606,306

Total Brazil		10,922,029

Canada | 0.9%
First Quantum Minerals, Ltd.	5,210	565,906

China | 4.5%
China Construction Bank Corp., Class H	809,461	728,981
China Petroleum & Chemical Corp. ADR	6,600	631,554
Hidili Industry International Development, Ltd.	990,360	833,285
Ping An Insurance Group Co. of China, Ltd., Class H	61,000	680,411

Total China		2,874,231

Colombia | 1.5%
Pacific Rubiales Energy Corp.	27,900	947,023

Egypt | 2.8%
Commercial International Bank	151,118	1,232,633
Orascom Construction Industries	11,556	572,923

Total Egypt		1,805,556

Hong Kong | 2.3%
AAC Acoustic Technologies Holdings, Inc.	233,640	623,717
China State Construction International Holdings, Ltd.	910,087	860,583

Total Hong Kong		1,484,300

Description	Shares	Value

Hungary | 0.9%
OTP Bank Nyrt (a)	24,277	$585,759

India | 1.7%
ICICI Bank, Ltd. Sponsored ADR	21,600	1,093,824

Indonesia | 4.7%
PT Bank Rakyat Indonesia (Persero) Tbk	613,809	715,316
PT Perusahaan Gas Negara (Persero) Tbk	2,043,565	1,003,637
PT Telekomunikasi Indonesia Tbk Sponsored ADR	25,340	903,371
PT United Tractors Tbk	145,000	383,019

Total Indonesia		3,005,343

Kazakhstan | 1.5%
Halyk Savings Bank of Kazakhstan
JSC GDR (a)	98,251	987,423

Malaysia | 1.5%
Genting Berhad	262,520	951,832

Mexico | 7.3%
America Movil SAB de CV ADR, Series L	13,519	775,179
Corporacion GEO SAB de CV, Series B (a)	284,600	1,043,917
Fomento Economico Mexicano SAB de CV Sponsored ADR	5,015	280,439
Grupo Financiero Banorte SAB de CV	165,900	788,529
Grupo Mexico SAB de CV, Series B	157,605	648,797
Grupo Televisa SA Sponsored ADR (a)	22,251	576,968
Kimberly-Clark de Mexico SAB de CV, Series A	91,260	556,797

Total Mexico		4,670,626

Philippines | 2.0%
Philippine Long Distance Telephone Co. Sponsored ADR	7,585	441,978
SM Investments Corp.	67,208	833,005

Total Philippines		1,274,983

Qatar | 1.4%
Qatar Electricity & Water Co.	24,711	865,886

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Russia | 11.3%
Eurasia Drilling Co., Ltd. GDR	26,387	$857,577
Gazprom OAO Sponsored ADR	33,500	852,240
Mobile TeleSystems Sponsored ADR	44,165	921,724
OAO LUKOIL Sponsored ADR	14,655	838,559
Oriflame Cosmetics SA SDR	13,241	696,931
Rosneft Oil Co. GDR	105,710	756,884
Sberbank	283,929	967,346
Uralkali Sponsored GDR	17,404	639,075
X5 Retail Group NV GDR (a)	14,474	669,422

Total Russia		7,199,758

South Africa | 7.6%
Clicks Group, Ltd.	113,334	745,639
Exxaro Resources, Ltd.	51,941	1,074,223
Kumba Iron Ore, Ltd.	9,957	641,631
Standard Bank Group, Ltd.	79,547	1,298,714
Tiger Brands, Ltd.	17,671	519,413
Truworths International, Ltd.	52,198	567,740

Total South Africa		4,847,360

South Korea | 7.8%
Hyundai Mobis (a)	2,125	532,701
Korea Life Insurance Co., Ltd.	80,762	565,740
KT&G Corp. (a)	10,350	590,048
NHN Corp. (a)	4,359	871,877
Samsung Electronics Co., Ltd.	1,055	882,188
Samsung Engineering Co., Ltd. (a)	5,803	981,739
Shinhan Financial Group Co., Ltd. (a)	12,710	592,439

Total South Korea		5,016,732

Taiwan | 8.6%
Delta Electronics, Inc.	105,000	513,179
Hon Hai Precision Industry Co., Ltd.	185,256	746,577
MediaTek, Inc.	50,000	715,964
Synnex Technology International Corp.	354,190	956,039

Description	Shares	Value

Taiwan Semiconductor Manufacturing Co., Ltd.	418,000	$1,017,886
Tripod Technology Corp.	194,240	792,776
Wistron Corp.	375,110	764,205

Total Taiwan		5,506,626

Thailand | 1.8%
Banpu Public Co., Ltd.	18,030	471,310
PTT Exploration & Production Public Co., Ltd. (d)	123,280	687,047

Total Thailand		1,158,357

Turkey | 6.5%
Koc Holding AS ADR	22,846	558,585
Tofas Turk Otomobil Fabrikasi AS	150,437	775,569
Turkcell Iletisim Hizmetleri AS ADR	54,715	937,268
Turkiye Garanti Bankasi AS	163,914	830,186
Turkiye Is Bankasi AS, C Shares	293,660	1,046,069

Total Turkey		4,147,677

United States | 1.0%
NII Holdings, Inc. (a)	14,300	638,638

Total Common Stocks
(Identified cost $58,200,263)		60,549,869

Short-Term Investment | 5.3%
State Street Institutional Treasury Money Market Fund
(Identified cost $3,366,982)	3,366,982	3,366,982

Total Investments | 100.0%
(Identified cost $61,567,245) (b)		$63,916,851

Cash and Other Assets in Excess of Liabilities | 0.0%		30,104

Net Assets | 100.0%		$63,946,955

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio

Corporate Bonds | 95.1%

Aerospace & Defense | 0.4%
BE Aerospace, Inc., 8.50%, 07/01/18	$525	$574,875

Apparel & Textiles | 1.0%
Levi Strauss & Co., 7.625%, 05/15/20	1,300	1,342,250

Automotive | 4.4%
ArvinMeritor, Inc., 8.125%, 09/15/15	215	224,944
Ford Motor Credit Co., 7.00%, 10/01/13	1,250	1,340,125
GMAC LLC, 6.75%, 12/01/14	165	173,662
Navistar International Corp., 8.25%, 11/01/21	825	886,875
Pinafore LLC, 9.00%, 10/01/18 (c)	1,200	1,296,000
The Goodyear Tire & Rubber Co., 10.50%, 05/15/16	950	1,083,000
TRW Automotive, Inc., 8.875%, 12/01/17 (c)	1,000	1,120,000

		6,124,606

Building & Materials | 3.3%
Legrand SA, 8.50%, 02/15/25	925	1,082,696
Masco Corp., 6.125%, 10/03/16	1,500	1,532,955
Owens Corning, Inc., 9.00%, 06/15/19	725	850,565
USG Corp.: 9.75%, 08/01/14 (c)	450	474,750
9.75%, 01/15/18	675	654,750

		4,595,716

Cable Television | 5.6%

Cablevision Systems Corp., 7.75%, 04/15/18	1,000	1,047,500

Cequel Communications Holdings LLC, 8.625%, 11/15/17 (c)	900	940,500

Description	Principal Amount (000)	Value

EchoStar DBS Corp., 6.625%, 10/01/14	$810	$840,375
Insight Communications Co., Inc., 9.375%, 07/15/18 (c)	1,000	1,065,000
Kabel Deutschland GmbH, 10.625%, 07/01/14	82	84,904
Mediacom Broadband LLC, 8.50%, 10/15/15	875	879,375
Mediacom LLC, 9.125%, 08/15/19	175	178,500
Unitymedia Hessen GmbH & Co., 8.125%, 12/01/17 (c)	1,250	1,306,250
Videotron Ltee, 6.875%, 01/15/14	525	531,563
Virgin Media Finance PLC, 9.125%, 08/15/16	900	958,500

		7,832,467

Chemicals | 1.4%
Lyondell Chemical Co., 8.00%, 11/01/17 (c)	899	994,519
Mosaic Global Holdings, Inc., 7.30%, 01/15/28	775	886,296
PolyOne Corp., 7.375%, 09/15/20	100	103,625

		1,984,440

Computer Services | 2.4%
First Data Corp., 8.875%, 08/15/20 (c)	850	896,750

SunGard Data Systems, Inc.: 10.25%, 08/15/15	564	592,905
7.375%, 11/15/18 (c)	750	753,750
Terremark Worldwide, Inc., 12.00%, 06/15/17	1,000	1,145,000

		3,388,405

Diversified | 2.3%
Amsted Industries, Inc., 8.125%, 03/15/18 (c)	1,100	1,167,375
General Cable Corp., 7.125%, 04/01/17	489	503,670
Leucadia National Corp., 7.00%, 08/15/13	950	1,017,687
SPX Corp., 7.625%, 12/15/14	535	581,813

		3,270,545

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Electric Generation | 4.0%
AES Corp., 7.75%, 03/01/14	$900	$960,750
Calpine Corp., 7.875%, 07/31/20 (c)	1,150	1,164,375
Edison Mission Energy, 7.50%, 06/15/13	675	661,500
GenOn Energy, Inc., 6.75%, 12/15/14	525	535,500
GenOn Escrow Corp.: 9.50%, 10/15/18 (c)	650	645,937
9.875%, 10/15/20 (c)	475	471,438
NRG Energy, Inc.: 7.375%, 01/15/17	600	618,000
8.25%, 09/01/20 (c)	525	538,125

		5,595,625

Electronics | 1.8%
Amkor Technologies, Inc., 9.25%, 06/01/16	925	980,500
Freescale Semiconductor, Inc.: 8.875%, 12/15/14	225	235,125
9.25%, 04/15/18 (c)	900	990,000
NXP BV, 7.875%, 10/15/14	250	260,000

		2,465,625

Energy Exploration & Production | 2.9%
ATP Oil & Gas Corp., 11.875%, 05/01/15 (c)	675	637,875
Chesapeake Energy Corp., 9.50%, 02/15/15	1,325	1,493,937
Denbury Resources, Inc., 9.75%, 03/01/16	590	657,850
OPTI Canada, Inc., 8.25%, 12/15/14	325	231,563
Plains Exploration & Production Co., 7.75%, 06/15/15	950	990,375

		4,011,600

Energy Services | 5.1%
Calfrac Holdings LP, 7.50%, 12/01/20 (c)	1,000	1,012,500
Citgo Petroleum Corp., 11.50%, 07/01/17 (c)	1,125	1,260,000

Description	Principal Amount (000)	Value

Compagnie Generale de Geophysique, 7.50%, 05/15/15	$875	$890,312
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (c)	700	668,500
Frac Tech Services LLC, 7.125%, 11/15/18 (c)	1,000	1,015,000
Offshore Group Investments, Ltd., 11.50%, 08/01/15 (c)	825	895,125
Tesoro Corp., 6.50%, 06/01/17	1,300	1,303,250

		7,044,687

Environmental | 0.7%
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	916,996

Financial Services | 1.6%
Finance One PLC, 0.00%, 01/03/11 (a), (e)	20,000	0

Icahn Enterprises LP:
7.75%, 01/15/16	500	500,000
8.00%, 01/15/18	600	600,000
International Lease Finance Corp.:
8.625%, 09/15/15 (c)	500	537,500
8.75%, 03/15/17 (c)	500	536,250
Morgan Guarantee Trust, 0.00%, 07/31/14 (a), (e)	10,569	0

		2,173,750

Food & Beverages | 1.1%
Constellation Brands, Inc., 7.25%, 05/15/17	700	741,125

Dean Foods Co., 7.00%, 06/01/16	800	734,000

		1,475,125

Forest & Paper Products | 1.7%
ABI Escrow Corp., 10.25%, 10/15/18 (c)	1,000	1,095,000
Georgia-Pacific Corp., 9.50%, 12/01/11	500	535,000
Smurfit Capital Funding PLC, 7.50%, 11/20/25	750	691,875

		2,321,875

Gaming | 5.7%
Ameristar Casinos, Inc., 9.25%, 06/01/14	990	1,059,300

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Marina District Finance Co., Inc.:
9.50%, 10/15/15 (c)	$500	$491,250
9.875%, 08/15/18 (c)	500	492,500
MGM Resorts International, 10.375%, 05/15/14	900	1,010,250
Peninsula Gaming LLC:
8.375%, 08/15/15	625	657,031
10.75%, 08/15/17	225	242,438
Penn National Gaming, Inc., 8.75%, 08/15/19	825	909,562
Pinnacle Entertainment, Inc., 8.625%, 08/01/17	800	872,000
Scientific Games Corp.:
7.875%, 06/15/16 (c)	525	523,688
8.125%, 09/15/18 (c)	350	352,625
9.25%, 06/15/19	250	258,125
Wynn Las Vegas LLC, 7.75%, 08/15/20	1,000	1,082,500

		7,951,269

Gas Utilities | 5.4%
Copano Energy LLC, 7.75%, 06/01/18	1,200	1,224,000
El Paso Corp., 7.00%, 06/15/17	650	685,955
Energy Transfer Equity LP, 7.50%, 10/15/20	1,250	1,287,500
Ferrellgas Partners LP:
8.625%, 06/15/20	800	860,000
6.50%, 05/01/21 (c)	500	487,500
Inergy LP, 8.75%, 03/01/15	525	559,125
MarkWest Energy Partners LP, 8.50%, 07/15/16	1,000	1,055,000
Niska Gas Storage US LLC, 8.875%, 03/15/18 (c)	750	802,500
The Williams Cos., Inc., 8.75%, 03/15/32	407	497,939

		7,459,519

Health Services | 7.4%
Apria Healthcare Group, Inc., 11.25%, 11/01/14	550	600,875
Biomet, Inc., 10.00%, 10/15/17	925	1,010,562

Description	Principal Amount (000)	Value

Community Health Systems, Inc., 8.875%, 07/15/15	$920	$966,000
Fresenius US Finance II, Inc., 9.00%, 07/15/15 (c)	525	601,125
HCA, Inc., 9.25%, 11/15/16	925	986,859
Health Management Associates, Inc., 6.125%, 04/15/16	1,000	1,010,000
HealthSouth Corp., 10.75%, 06/15/16	515	554,913
Lantheus Medical Imaging, Inc., 9.75%, 05/15/17 (c)	375	391,875
Service Corp. International, 6.75%, 04/01/16	750	763,125
Tenet Healthcare Corp., 8.875%, 07/01/19	1,000	1,130,000
The Cooper Cos., Inc., 7.125%, 02/15/15	525	540,750
Vanguard Health Holding LLC, 8.00%, 02/01/18	1,000	1,025,000
Ventas Realty LP, 6.50%, 06/01/16	650	675,968

		10,257,052

Hotels | 1.0%
Host Hotels & Resorts, Inc., 7.125%, 11/01/13	353	358,295
Wyndham Worldwide Corp., 6.00%, 12/01/16	1,000	1,046,435

		1,404,730

Leisure & Entertainment | 2.2%
AMC Entertainment, Inc.:
8.00%, 03/01/14	497	501,970
8.75%, 06/01/19	200	213,500
Live Nation Entertainment, Inc., 8.125%, 05/15/18 (c)	135	136,688
Royal Caribbean Cruises, Ltd., 7.25%, 06/15/16	330	355,575
Speedway Motorsports, Inc., 6.75%, 06/01/13	875	881,562
Ticketmaster Entertainment, Inc., 10.75%, 08/01/16	850	920,125

		3,009,420

Machinery | 1.4%
Case New Holland, Inc., 7.75%, 09/01/13	200	215,000

The accompanying notes are an integral part of these financial statements.

Annual Report  57

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Terex Corp., 10.875%, 06/01/16	$550	$638,688
The Manitowoc Co., Inc, 8.50%, 11/01/20	1,000	1,062,500

		1,916,188

Media | 3.4%
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	1,100	1,204,500
Lamar Media Corp., 7.875%, 04/15/18	1,000	1,062,500
LIN Television Corp., 8.375%, 04/15/18	1,400	1,484,000
WMG Acquisition Corp., 9.50%, 06/15/16	945	1,013,512

		4,764,512

Metals & Mining | 3.0%
Alcoa, Inc., 5.72%, 02/23/19	650	659,225
Arch Western Finance LLC, 6.75%, 07/01/13	367	370,670
Century Aluminum Co., 8.00%, 05/15/14	202	212,353
FMG Resources (August 2006) Property, Ltd., 7.00%, 11/01/15 (c)	1,050	1,076,250
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/15	650	684,937
8.375%, 04/01/17	100	110,625
Massey Energy Co., 6.875%, 12/15/13	1,000	1,012,500

		4,126,560

Packaging | 0.8%
Reynolds Group, 7.75%, 10/15/16 (c)	1,000	1,057,500

Pharmaceutical & Biotechnology | 1.7%
Mylan, Inc.:
7.625%, 07/15/17 (c)	400	425,500
7.875%, 07/15/20 (c)	650	700,375
Warner Chilcott Co. LLC, 7.75%, 09/15/18 (c)	1,250	1,262,500

		2,388,375

Description	Principal Amount (000)	Value

Printing & Publishing | 1.5%
Deluxe Corp., 7.375%, 06/01/15	$1,005	$1,047,713
The McClatchy Co., 11.50%, 02/15/17	900	1,011,375

		2,059,088

Real Estate | 1.9%
CB Richard Ellis Services, Inc., 11.625%, 06/15/17	975	1,129,781
DuPont Fabros Technology LP, 8.50%, 12/15/17	1,000	1,070,000
Forest City Enterprises, Inc., 7.625%, 06/01/15	475	444,125

		2,643,906

Restaurants | 1.5%
Landry’s Restaurants, Inc., 11.625%, 12/01/15	1,075	1,147,563
Wendy’s/Arby’s Restaurants LLC, 10.00%, 07/15/16	825	895,125

		2,042,688

Retail | 3.8%
AutoNation, Inc., 6.75%, 04/15/18	175	180,688
Ingles Markets, Inc., 8.875%, 05/15/17	1,025	1,096,750
QVC, Inc., 7.50%, 10/01/19 (c)	1,000	1,052,500
Saks, Inc., 9.875%, 10/01/11	585	612,787
Stater Brothers Holdings, Inc., 7.375%, 11/15/18 (c)	1,400	1,435,000
SuperValu, Inc., 8.00%, 05/01/16	1,000	957,500

		5,335,225

Steel-Producers | 1.7%
AK Steel Corp., 7.625%, 05/15/20	1,000	1,002,500
Steel Dynamics, Inc.:
7.375%, 11/01/12	540	569,700
7.75%, 04/15/16	264	277,860
United States Steel Corp., 6.05%, 06/01/17	475	468,469

		2,318,529

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (concluded)

Support Services | 4.0%
ARAMARK Corp., 8.50%, 02/01/15	$600	$627,000
Avis Budget Car Rental LLC:
7.625%, 05/15/14	341	349,525
7.75%, 05/15/16	410	418,200
Expedia, Inc., 8.50%, 07/01/16	375	410,625
Hertz Corp.:
8.875%, 01/01/14	650	664,625
7.50%, 10/15/18 (c)	1,000	1,037,500
United Rentals North America, Inc., 9.25%, 12/15/19	1,000	1,112,500
West Corp., 11.00%, 10/15/16	850	922,250

		5,542,225

Telecommunications | 7.2%
Cincinnati Bell, Inc., 8.25%, 10/15/17	850	841,500
Citizens Communications Co., 6.25%, 01/15/13	1,000	1,055,000
Cricket Communications, Inc., 7.75%, 05/15/16	750	778,125
Equinix, Inc., 8.125%, 03/01/18	1,000	1,045,000
GCI, Inc., 8.625%, 11/15/19	1,000	1,082,500
Intelsat Jackson Holdings, Ltd., 11.25%, 06/15/16	350	377,125
Level 3 Financing, Inc., 9.25%, 11/01/14	650	645,125
Qwest Corp., 7.875%, 09/01/11	800	824,000
Sprint Capital Corp., 6.90%, 05/01/19	1,225	1,209,687
Wind Acquisition Finance SA, 11.75%, 07/15/17 (c)	800	902,000
Windstream Corp., 8.625%, 08/01/16	1,150	1,210,375

		9,970,437

Description	Principal Amount (000)	Value

Transportation | 1.8%
Hapag-Lloyd AG, 9.75%, 10/15/17 (c)	$1,000	$1,082,500
Kansas City Southern Railway Co., 13.00%, 12/15/13	325	386,750
Teekay Corp., 8.50%, 01/15/20	1,000	1,088,750

		2,558,000

Total Corporate Bonds
(Identified cost $125,689,484)		131,923,810

Description	Shares	Value

Warrant | 0.0%

Cable Television | 0.0%
Ono Finance PLC, expires 03/16/11 (Identified cost $64,841) (a), (c)	470	$5

Short-Term Investment | 3.1%
State Street Institutional Treasury Money Market Fund (Identified cost $4,274,003)	4,274,003	4,274,003

Total Investments | 98.2%
(Identified cost $130,028,328) (b)		$136,197,818

Cash and Other Assets in Excess of Liabilities | 1.8%		2,495,371

Net Assets | 100.0%		$138,693,189

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 83.4%
Industrial Select Sector SPDR Fund	143,600	$5,011,640
IQ ARB Merger Arbitrage ETF	96,200	2,376,140
IQ Canada Small Cap ETF	65,500	2,228,310
iShares FTSE China 25 Index Fund	105,200	4,533,068
iShares MSCI Brazil Index Fund	132,900	10,286,460
iShares MSCI Taiwan Index Fund	552,500	8,630,050
iShares S&P Global Consumer Staples
Index Fund	196,300	12,262,861
iShares S&P Global Materials Index Fund	170,200	12,467,150
Market Vectors Agribusiness ETF	115,500	6,183,870
PowerShares DB Oil Fund (a)	405,700	11,448,854
PowerShares Dynamic Oil & Gas
Services Portfolio	233,200	5,090,756
PowerShares Global Listed Private
Equity Portfolio	701,000	7,535,750
PowerShares Global Water Portfolio	605,700	12,120,057
Rydex S&P Equal Weight Industrial ETF	149,400	8,098,959
SPDR Barclays Capital Convertible Securities ETF	342,000	14,039,100
SPDR Barclays Capital High Yield Bond ETF	282,400	11,214,104
SPDR Gold Trust (a)	87,200	12,096,384
Vanguard Information Technology Index ETF	387,900	23,863,569
Vanguard Short-Term Corporate Bond ETF	467,600	36,196,916

Total Exchange-Traded Funds (Identified cost $180,704,707)		205,683,998

Description	Shares	Value

Closed-End Management Investment Companies | 6.0%
Royce Value Trust, Inc.	759,942	$11,049,557
Tri-Continental Corp.	264,282	3,636,520

Total Closed-End Management Investment Companies (Identified cost $12,559,904)		14,686,077

Short-Term Investment | 9.4%
State Street Institutional Treasury Money Market Fund (Identified cost $23,293,989)	23,293,989	23,293,989

Total Investments | 98.8% (Identified cost $216,558,600) (b)		243,664,064

Description	Contracts	Value

Purchased Option | 1.2%
Put - iShares Barclays 20+ Year
Treasury Bond Fund, Expires 01/21/12 (Identified cost $2,430,701)	4,200	$2,877,000

Total Investments and Purchased Option | 100.0% (Identified cost $218,989,301)		$246,541,064

Cash and Other Assets in Excess of Liabilities | 0.0%		24,739

Net Assets | 100.0%		$246,565,803

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

Forward Currency Contracts open at December 31, 2010:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
EUR	SSB	01/19/11	4,000,000	$5,230,120	$5,345,064	$114,944	$—
GBP	SSB	01/19/11	3,493,240	5,506,915	5,445,744	—	61,171

Total Forward Currency Purchase Contracts				$10,737,035	$10,790,808	$114,944	$61,171

Forward Currency Sale Contracts
EUR	SSB	01/19/11	4,000,000	$5,506,915	$5,345,064	$161,851	$—
GBP	SSB	01/19/11	3,493,240	5,421,194	5,445,744	—	24,550

Total Forward Currency Sale Contracts				$10,928,109	$10,790,808	161,851	24,550

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$276,795	$85,721

Swap Agreement open at December 31, 2010:

Currency	Counterparty	Notional Amount	Expiration Date	Pay	Receive	Net Unrealized Appreciation

USD	Goldman Sachs	7,212,537	03/02/11	1 Month USD	Appreciation, and	$88,010
	International			LIBOR plus	dividends paid, on
				0.2606%	securities in the
Equity Basket

The accompanying notes are an integral part of these financial statements.

Annual Report  61

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2010

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

U.S. Equity Value	$12,139,977	$1,400,612	$200,054	$1,200,558
U.S. Strategic Equity	68,290,904	13,543,776	573,080	12,970,696
U.S. Mid Cap Equity	168,255,542	30,247,993	1,527,568	28,720,425
U.S. Small-Mid Cap Equity	226,548,543	34,985,142	1,262,754	33,722,388
International Equity	133,229,371	25,778,168	2,995,760	22,782,408
International Equity Select	5,870,299	858,544	91,701	766,843
International Strategic Equity	334,992,857	70,782,528	4,882,231	65,900,297
International Small Cap Equity	57,580,740	15,435,542	1,012,232	14,423,310
Global Listed Infrastructure	114,120,094	4,689,458	2,114,156	2,575,302
Emerging Markets Equity	14,773,103,808	4,157,804,677	271,851,332	3,885,953,345
Developing Markets Equity	156,070,417	16,786,494	1,049,096	15,737,398
Emerging Markets Equity Blend	61,604,382	2,962,301	649,832	2,312,469
U.S. High Yield	130,028,328	7,659,313	1,489,823	6,169,490
Capital Allocator Opportunistic Strategies	219,294,868	27,566,182	319,986	27,246,196

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2010, these securities amounted to 1.2%, 3.8%, 0.8% and 25.8% of net assets of Lazard International Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Emerging Markets Equity Portfolio and Lazard U.S. High Yield Portfolio, respectively, and are considered to be liquid.

(d)	Categorized based on Level 2 inputs. (Note 9)

(e)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound Sterling
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican New Peso
USD	—	US Dollar

Counterparty Abbreviations:
BRC	—	Barclays Bank PLC
CIT	—	Citigroup NA
CSF	—	Credit Suisse First Boston
HSB	—	HSBC Bank USA
MEL	—	Mellon Bank NA
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Agriculture	0.9%	1.4%	—%	—%	—%	1.5%	1.3%	1.0%
Airport Development & Maintenance	—	—	—	—	13.7	—	—	—
Alcohol & Tobacco	3.6	5.8	6.5	1.0	—	3.9	—	1.9
Apparel & Textiles	—	—	—	—	—	—	1.8	1.2
Automotive	4.7	2.3	4.3	1.6	—	—	2.8	1.2
Banking	12.2	11.6	10.8	1.4	—	17.4	21.6	19.2
Building Materials	—	—	—	—	—	1.0	—	—
Cable Television	—	—	1.8	—	—	—	—	—
Chemicals	—	—	1.1	1.0	—	—	—	—
Commercial Services	4.7	1.8	3.9	14.2	—	3.3	—	—
Computer Software	1.0	2.0	—	2.1	—	2.8	2.4	2.9
Construction & Engineering	0.6	—	4.1	3.3	—	2.2	3.0	3.8
Consumer Products	—	—	1.8	5.3	—	3.1	0.7	2.0
Diversified	—	—	—	—	—	1.0	—	0.9
Electric	1.2	—	—	—	27.7	1.3	1.5	2.7
Energy Exploration & Production	1.0	1.3	1.9	—	—	1.3	6.1	2.6
Energy Integrated	4.6	6.9	1.7	1.4	—	3.9	5.6	6.6
Energy Services	2.3	1.7	2.6	5.1	3.1	—	2.3	1.3
Financial Services	4.4	4.9	7.8	4.1	—	6.8	3.5	2.7
Food & Beverages	5.3	5.5	3.7	1.2	—	2.0	—	1.3
Forest & Paper Products	—	—	—	2.5	—	0.6	0.9	0.9
Gas Utilities	—	—	—	—	10.7	0.7	1.7	1.6
Health Services	—	—	—	2.9	—	—	—	—
Housing	3.0	1.1	4.4	1.5	—	1.3	1.8	1.5
Insurance	4.3	3.7	5.8	—	—	1.3	2.0	1.9
Leisure & Entertainment	3.0	1.8	2.4	1.3	—	1.3	1.5	2.4
Manufacturing	6.7	7.6	3.5	15.0	—	2.5	2.9	1.4
Medical Products	—	—	1.3	7.2	—	—	—	—
Metals & Mining	4.2	7.4	3.4	—	—	12.7	5.7	9.5
Pharmaceutical & Biotechnology	9.2	9.3	8.6	3.7	—	—	—	—
Real Estate	2.2	2.6	—	—	—	—	4.7	1.6
Retail	3.5	3.2	5.8	5.6	—	3.6	5.6	4.4
Semiconductors & Components	4.6	6.6	2.6	6.7	—	7.7	5.8	7.1
Technology	2.6	2.5	1.7	0.8	—	0.7	—	—
Technology Hardware	—	—	1.2	1.2	1.0	2.2	4.4	3.9
Telecommunications	5.5	6.8	4.4	4.7	—	9.2	4.2	7.2
Transportation	2.3	—	1.3	3.6	41.3	0.8	0.9	—
Water	—	—	—	—	3.0	—	—	—

Subtotal	97.6	97.8	98.4	98.4	100.5	96.1	94.7	94.7
Short-Term Investments	—	1.7	1.3	1.4	0.3	3.4	3.8	5.3
Repurchase Agreement	2.3	—	—	—	—	—	—	—

Total Investments	99.9%	99.5%	99.7%	99.8%	100.8%	99.5%	98.5%	100.0%

The accompanying notes are an integral part of these financial statements.

Annual Report  63

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2010	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$13,340,535	$81,261,600
Cash	—	—
Foreign currency	—	—
Receivables for:
Capital stock sold	—	24,168
Investments sold	—	69,211
Dividends and interest	19,103	45,771
Amount due from Investment Manager (Note 3)	11,501	—

Total assets	13,371,139	81,400,750

LIABILITIES
Payables for:
Management fees	—	24,537
Accrued distribution fees	65	2,097
Accrued directors’ fees	20	121
Investments purchased	—	128,861
Capital stock redeemed	—	2
Other accrued expenses and payables	10,802	14,196

Total liabilities	10,887	169,814

Net assets	$13,360,252	$81,230,936

NET ASSETS
Paid in capital	$14,862,488	$91,715,022
Undistributed (distributions in excess of) net investment income	(16,988)	635,059
Accumulated net realized loss	(2,816,531)	(24,521,686)
Net unrealized appreciation on:
Investments	1,331,283	13,402,541
Foreign currency	—	—

Net assets	$13,360,252	$81,230,936

Institutional Shares
Net assets	$13,066,089	$71,207,270
Shares of capital stock outstanding*	1,367,217	7,940,671
Net asset value, offering and redemption price per share	$9.56	$8.97

Open Shares
Net assets	$294,163	$10,023,666
Shares of capital stock outstanding*	30,610	1,117,356
Net asset value, offering and redemption price per share	$9.61	$8.97

Cost of investments in securities	$12,009,252	$67,859,059
Cost of foreign currency	$—	$—

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

64  Annual Report

December 31, 2010	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$196,975,967	$260,270,931	$156,011,779	$6,637,142	$400,893,154
Cash	—	816	646	—	—
Foreign currency	—	—	47,339	7,049	231,396
Receivables for:
Capital stock sold	6,090,244	209,108	108,604	3,349	866,149
Investments sold	523,415	585,952	—	—	—
Dividends and interest	99,575	185,139	341,354	26,296	696,648
Amount due from Investment Manager (Note 3)	—	—	—	10,937	—

Total assets	203,689,201	261,251,946	156,509,722	6,684,773	402,687,347

LIABILITIES
Payables for:
Management fees	121,905	164,963	98,540	—	259,281
Accrued distribution fees	15,625	4,979	5,924	641	9,265
Accrued directors’ fees	326	391	233	8	603
Investments purchased	1,702,731	459,707	205,686	—	183,803
Capital stock redeemed	5,650,053	60,360	21,326	7	39,111
Other accrued expenses and payables	22,457	40,627	23,744	13,998	46,093

Total liabilities	7,513,097	731,027	355,453	14,654	538,156

Net assets	$196,176,104	$260,520,919	$156,154,269	$6,670,119	$402,149,191

NET ASSETS
Paid in capital	$255,940,150	$227,166,862	$180,475,788	$10,505,225	$421,451,751
Undistributed (distributions in excess of) net investment income	—	34,368	2,291,453	130,702	1,403,868
Accumulated net realized loss	(89,319,110)	(645,077)	(50,676,413)	(4,852,966)	(87,887,752)
Net unrealized appreciation on:
Investments	29,555,064	33,964,766	24,048,471	885,955	67,168,295
Foreign currency	—	—	14,970	1,203	13,029

Net assets	$196,176,104	$260,520,919	$156,154,269	$6,670,119	$402,149,191

Institutional Shares
Net assets	$126,625,589	$238,901,316	$127,484,738	$3,614,192	$356,098,379
Shares of capital stock outstanding*	10,039,112	16,413,981	9,233,358	452,165	33,503,311
Net asset value, offering and redemption price per share	$12.61	$14.55	$13.81	$7.99	$10.63

Open Shares
Net assets	$69,550,515	$21,619,603	$28,669,531	$3,055,927	$46,050,812
Shares of capital stock outstanding*	5,586,393	1,516,112	2,060,873	381,274	4,312,256
Net asset value, offering and redemption price per share	$12.45	$14.26	$13.91	$8.02	$10.68

Cost of investments in securities	$167,420,903	$226,306,165	$131,963,308	$5,751,187	$333,724,206
Cost of foreign currency	$—	$—	$47,013	$6,873	$231,869

Annual Report  65

December 31, 2010	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

ASSETS
Investments in securities and purchased option, at value	$72,004,050	$116,695,396
Cash	—	—
Foreign currency	734	79
Receivables for:
Capital stock sold	66,538	231,304
Investments sold	—	966,365
Dividends and interest	154,723	617,327
Amount due from Investment Manager (Note 3)	—	—
Amount due from custodian	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	6,218
Swap agreement	—	—
Premium for swap agreement purchased	—	—
Deferred offering expense	—	—

Total assets	72,226,045	118,516,689

LIABILITIES
Payables for:
Management fees	42,033	66,199
Accrued distribution fees	5,204	32
Accrued directors’ fees	105	175
Investments purchased	—	—
Capital stock redeemed	39,398	98,824
Foreign capital gains taxes	—	—
Dividends	—	—
Gross unrealized depreciation on forward currency contracts	—	2,521,850
Other accrued expenses and payables	21,678	31,353

Total liabilities	108,418	2,718,433

Net assets	$72,117,627	$115,798,256

NET ASSETS
Paid in capital	$139,636,988	$111,983,071
Undistributed (distributions in excess of) net investment income (loss)	912,033	590,908
Accumulated net realized gain (loss)	(85,320,065)	412,700
Net unrealized appreciation (depreciation) on:
Investments	16,881,330	5,314,714
Swap agreement	—	—
Foreign currency and forward currency contracts	7,341	(2,503,137)

Net assets	$72,117,627	$115,798,256

Institutional Shares
Net assets	$47,133,846	$115,679,933
Shares of capital stock outstanding*	5,804,978	11,214,996
Net asset value, offering and redemption price per share	$8.12	$10.31

Open Shares
Net assets	$24,983,781	$118,323
Shares of capital stock outstanding*	3,070,770	11,448
Net asset value, offering and redemption price per share	$8.14	$10.34
Cost of investments in securities and purchased option	$55,122,720	$111,380,682
Cost of foreign currency	$710	$78

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

66  Annual Report

December 31, 2010	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

ASSETS
Investments in securities and purchased option, at value	$18,659,057,153	$171,807,815	$63,916,851	$136,197,818	$246,541,064
Cash	—	—	203,850	—	—
Foreign currency	33,526,075	416,125	86,261	—	—
Receivables for:
Capital stock sold	60,513,971	2,641,054	414,278	258,353	268,782
Investments sold	52,493,031	—	8,111	—	—
Dividends and interest	37,373,040	113,321	63,312	2,519,533	438,911
Amount due from Investment Manager (Note 3)	—	—	162,713	—	—
Amount due from custodian	26,918	—	—	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—	—	—	276,795
Swap agreement	—	—	—	—	88,010
Premium for swap agreement purchased	—	—	—	—	4,732
Deferred offering expense	—	—	17,143	—	—

Total assets	18,842,990,188	174,978,315	64,872,519	138,975,704	247,618,294

LIABILITIES
Payables for:
Management fees	15,458,412	54,960	—	26,498	179,884
Accrued distribution fees	866,805	19,971	1,570	5,525	1,297
Accrued directors’ fees	27,595	253	50	216	353
Investments purchased	31,534,835	185,053	859,262	—	644,248
Capital stock redeemed	19,649,825	260,159	—	45,706	126,458
Foreign capital gains taxes	23,950,850	16,776	5,337	—	—
Dividends	—	—	—	182,300	—
Gross unrealized depreciation on forward currency contracts	—	—	—	—	85,721
Other accrued expenses and payables	3,209,942	59,117	59,345	22,270	14,530

Total liabilities	94,698,264	596,289	925,564	282,515	1,052,491

Net assets	$18,748,291,924	$174,382,026	$63,946,955	$138,693,189	$246,565,803

NET ASSETS
Paid in capital	$15,347,030,444	$156,809,483	$61,258,734	$140,587,046	$244,270,368
Undistributed (distributions in excess of) net investment income (loss)	(54,251,470)	(510,910)	(165,475)	(182,300)	(113,014)
Accumulated net realized gain (loss)	(642,609,221)	1,465,859	508,449	(7,881,047)	(25,422,398)
Net unrealized appreciation (depreciation) on:
Investments	4,098,281,662	16,605,287	2,344,269	6,169,490	27,551,763
Swap agreement	—	—	—	—	88,010
Foreign currency and forward currency contracts	(159,491)	12,307	978	—	191,074

Net assets	$18,748,291,924	$174,382,026	$63,946,955	$138,693,189	$246,565,803

Institutional Shares
Net assets	$14,561,085,322	$72,798,443	$54,826,360	$112,427,399	$239,403,185
Shares of capital stock outstanding*	668,512,736	4,815,473	4,402,117	23,045,185	24,035,924
Net asset value, offering and redemption price per share	$21.78	$15.12	$12.45	$4.88	$9.96

Open Shares
Net assets	$4,187,206,602	$101,583,583	$9,120,595	$26,265,790	$7,162,618
Shares of capital stock outstanding*	188,734,763	6,698,626	733,742	5,357,420	718,711
Net asset value, offering and redemption price per share	$22.19	$15.16	$12.43	$4.90	$9.97
Cost of investments in securities and purchased option	$14,536,824,641	$155,185,752	$61,567,245	$130,028,328	$218,989,301
Cost of foreign currency	$33,498,614	$404,626	$85,275	$—	$—

Annual Report  67

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2010	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

Investment Income
Income
Dividends	$238,146	$1,419,993
Interest	37	86

Total investment income*	238,183	1,420,079

Expenses
Management fees (Note 3)	82,276	556,433
Custodian fees	65,587	59,278
Distribution fees (Open Shares)	740	23,257
Shareholders’ services	25,996	27,240
Shareholders’ reports	4,101	6,167
Administration fees	52,216	64,964
Registration fees	33,596	33,307
Professional services	50,537	52,148
Directors’ fees and expenses	371	2,531
Other	3,729	5,608

Total gross expenses	319,149	830,933

Management fees waived and expenses reimbursed	(192,613)	(45,899)
Administration fees waived	(18,750)	—
Expense reductions (Note 2(j))	—	—

Total net expenses	107,786	785,034

Net investment income	130,397	635,045

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments**	440,071	4,650,912
Foreign currency	—	—
Net change in unrealized appreciation (depreciation) on:
Investments†	840,376	4,195,742
Foreign currency	—	—

Net realized and unrealized gain on investments and foreign currency	1,280,447	8,846,654

Net increase in net assets resulting from operations	$1,410,844	$9,481,699

* Net of foreign withholding taxes of	$—	$—

** Net of foreign capital gains taxes of	$—	$—

† Includes net change in unrealized foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

68  Annual Report

For the Year Ended December 31, 2010	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

Investment Income
Income
Dividends	$3,617,763	$2,062,698	$3,839,992	$194,586	$7,986,301
Interest	739	514	120	17	2,927

Total investment income*	3,618,502	2,063,212	3,840,112	194,603	7,989,228

Expenses
Management fees (Note 3)	1,490,077	933,932	1,106,469	55,433	2,735,062
Custodian fees	74,763	83,105	133,788	102,564	259,055
Distribution fees (Open Shares)	169,410	52,110	53,780	8,900	71,179
Shareholders’ services	30,749	29,697	29,606	26,196	28,257
Shareholders’ reports	25,379	18,948	12,626	7,818	16,955
Administration fees	89,737	74,906	79,507	51,306	122,937
Registration fees	34,891	53,362	33,599	32,306	47,934
Professional services	57,010	54,553	54,001	50,448	59,190
Directors’ fees and expenses	6,782	4,029	4,999	222	12,269
Other	10,331	7,184	8,651	4,131	14,123

Total gross expenses	1,989,129	1,311,826	1,517,026	339,324	3,366,961

Management fees waived and expenses reimbursed	—	—	—	(253,567)	—
Administration fees waived	—	—	—	—	—
Expense reductions (Note 2(j))	(87)	(32)	(79)	—	—

Total net expenses	1,989,042	1,311,794	1,516,947	85,757	3,366,961

Net investment income	1,629,460	751,418	2,323,165	108,846	4,622,267

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments**	37,964,019	21,787,222	(5,360,998)	27,485	11,499,379
Foreign currency	—	—	(67,373)	(2,236)	(366,001)
Net change in unrealized appreciation (depreciation) on:
Investments†	2,333,458	17,969,577	14,252,212	167,416	35,551,639
Foreign currency	—	—	8,659	1,109	(49,208)

Net realized and unrealized gain on investments and foreign currency	40,297,477	39,756,799	8,832,500	193,774	46,635,809

Net increase in net assets resulting from operations	$41,926,937	$40,508,217	$11,155,665	$302,620	$51,258,076

* Net of foreign withholding taxes of	$—	$—	$319,241	$18,266	$619,746

** Net of foreign capital gains taxes of	$—	$—	$1,046	$—	$—

† Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$—	$(17,536)

Annual Report  69

For the Period Ended December 31, 2010	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Investment Income
Income
Dividends	$1,690,324	$3,929,980
Interest	134	840

Total investment income*	1,690,458	3,930,820

Expenses
Management fees (Note 3)	503,229	820,972
Custodian fees	115,876	110,454
Distribution fees (Open Shares)	61,102	211
Shareholders’ services	28,794	26,015
Shareholders’ reports	15,473	34,672
Administration fees	63,421	68,245
Registration fees	34,179	72,717
Professional services	51,974	102,937
Directors’ fees and expenses	2,272	3,004
Amortization of offering expenses	—	—
Other	6,125	7,609

Total gross expenses	882,445	1,246,836

Management fees waived and expenses reimbursed	(50,665)	(48,817)
Administration and shareholders’ services fees waived	—	(11,921)
Expense reductions (Note 2(j))	—	—

Total net expenses	831,780	1,186,098

Net investment income (loss)	858,678	2,744,722

Net Realized and Unrealized Gain (Loss) on Investments, Options, Swap Agreements, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	(2,100,294)	3,140,661
Options	—	—
Swap agreements	—	—
Foreign currency and forward currency contracts	(1,222)	(1,437,237)
Net change in unrealized appreciation (depreciation) on:
Investments†	15,084,051	5,314,714
Swap agreements	—	—
Foreign currency and forward currency contracts	6,761	(2,503,137)

Net realized and unrealized gain on investments, options, swap agreements, foreign currency and forward currency contracts	12,989,296	4,515,001

Net increase in net assets resulting from operations	$13,847,974	$7,259,723

* Net of foreign withholding taxes of	$154,103	$464,826

** Net of foreign capital gains taxes of	$—	$—

† Includes net change in unrealized foreign capital gains taxes of	$—	$—

(a) From Portfolio’s commencement of operations on May 28, 2010.

The accompanying notes are an integral part of these financial statements.

70  Annual Report

For the Period Ended December 31, 2010	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio (a)	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Investment Income
Income
Dividends	$466,067,876	$1,050,671	$114,021	$—	$5,093,276
Interest	91,416	678	255	8,702,789	863

Total investment income*	466,159,292	1,051,349	114,276	8,702,789	5,094,139

Expenses
Management fees (Note 3)	148,785,989	779,690	103,881	603,838	2,159,816
Custodian fees	12,647,242	255,664	325,060	73,009	55,020
Distribution fees (Open Shares)	9,881,756	110,878	3,707	51,508	24,185
Shareholders’ services	5,143,167	38,359	16,949	32,656	29,788
Shareholders’ reports	2,630,838	11,537	4,378	8,338	12,166
Administration fees	1,637,861	65,595	30,730	71,959	93,198
Registration fees	1,015,464	57,806	12,561	45,116	35,842
Professional services	407,985	51,969	67,122	52,890	55,672
Directors’ fees and expenses	498,587	2,544	19,944	3,691	7,298
Amortization of offering expenses	—	—	24,293	—	—
Other	409,439	8,360	6,133	6,262	10,681

Total gross expenses	183,058,328	1,382,402	614,758	949,267	2,483,666

Management fees waived and expenses reimbursed	—	(237,373)	(457,173)	(283,787)	(250,976)
Administration and shareholders’ services fees waived	—	—	(19,676)	—	—
Expense reductions (Note 2(j))	(3,505)	—	(15)	(88)	(352)

Total net expenses	183,054,823	1,145,029	137,894	665,392	2,232,338

Net investment income (loss)	283,104,469	(93,680)	(23,618)	8,037,397	2,861,801

Net Realized and Unrealized Gain (Loss) on Investments, Options, Swap Agreements, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	988,753,862	13,766,802	628,765	1,545,110	11,970,739
Options	—	—	—	—	(15,900)
Swap agreements	—	—	—	—	1,320,810
Foreign currency and forward currency contracts	(24,441,376)	(411,058)	(180,156)	—	43,562
Net change in unrealized appreciation (depreciation) on:
Investments†	2,041,595,420	8,687,589	2,344,269	2,454,171	12,730,826
Swap agreements	—	—	—	—	88,010
Foreign currency and forward currency contracts	381,623	10,152	978	—	191,066

Net realized and unrealized gain on investments, options, swap agreements, foreign currency and forward currency contracts	3,006,289,529	22,053,485	2,793,856	3,999,281	26,329,113

Net increase in net assets resulting from operations	$3,289,393,998	$21,959,805	$2,770,238	$12,036,678	$29,190,914

* Net of foreign withholding taxes of	$40,464,493	$100,313	$9,390	$—	$9,442

** Net of foreign capital gains taxes of	$3,411,047	$8,348	$4,775	$—	$—

† Includes net change in unrealized foreign capital gains taxes of	$13,900,824	$16,776	$5,337	$—	$—

(a) From Portfolio’s commencement of operations on May 28, 2010.

Annual Report  71

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio

	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$130,397	$115,530
Net realized gain (loss) on investments	440,071	(1,128,878)
Net change in unrealized appreciation on investments	840,376	2,777,855

Net increase in net assets resulting from operations	1,410,844	1,764,507

Distributions to shareholders
From net investment income
Institutional Shares	(126,683)	(113,788)
Open Shares	(2,060)	(3,262)

Net decrease in net assets resulting from distributions	(128,743)	(117,050)

Capital stock transactions
Net proceeds from sales
Institutional Shares	3,643,690	304,242
Open Shares	39,967	133,161
Net proceeds from reinvestment of distributions
Institutional Shares	125,251	112,953
Open Shares	1,859	2,813
Cost of shares redeemed
Institutional Shares	(416,674)	(88,111)
Open Shares	(81,181)	(36,876)

Net increase (decrease) in net assets from capital stock transactions	3,312,912	428,182

Redemption fees (Note 2(k))
Institutional Shares	1,143	—
Open Shares	—	26

Net increase in net assets from redemption fees	1,143	26

Total increase (decrease) in net assets	4,596,156	2,075,665
Net assets at beginning of year	8,764,096	6,688,431

Net assets at end of year*	$13,360,252	$8,764,096

*Includes undistributed (distributions in excess of) net investment income of	$(16,988)	$(18,745)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	982,317	936,319

Shares sold	417,278	44,457
Shares issued to shareholders from reinvestment of distributions	13,102	13,003
Shares redeemed	(45,480)	(11,462)

Net increase (decrease)	384,900	45,998

Shares outstanding at end of year	1,367,217	982,317

Open Shares
Shares outstanding at beginning of year	34,649	19,092

Shares sold	4,605	19,468
Shares issued to shareholders from reinvestment of distributions	193	321
Shares redeemed	(8,837)	(4,232)

Net increase (decrease)	(4,039)	15,557

Shares outstanding at end of year	30,610	34,649

The accompanying notes are an integral part of these financial statements.

72  Annual Report

	Lazard U.S. Strategic Equity Portfolio		Lazard U.S. Mid Cap Equity Portfolio		Lazard U.S. Small-Mid Cap Equity Portfolio

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$635,045	$802,047	$1,629,460	$1,448,793	$751,418	$(103,747)
Net realized gain (loss) on investments	4,650,912	(7,129,841)	37,964,019	(17,280,343)	21,787,222	(1,444,661)
Net change in unrealized appreciation on investments	4,195,742	23,468,149	2,333,458	76,524,594	17,969,577	26,073,943

Net increase in net assets resulting from operations	9,481,699	17,140,355	41,926,937	60,693,044	40,508,217	24,525,535

Distributions to shareholders
From net investment income
Institutional Shares	(724,232)	—	(1,096,389)	(1,061,800)	(716,032)	—
Open Shares	(77,713)	—	(483,080)	(362,964)	—	—

Net decrease in net assets resulting from distributions	(801,945)	—	(1,579,469)	(1,424,764)	(716,032)	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	4,048,153	3,621,141	43,741,530	36,596,957	169,823,469	18,625,206
Open Shares	3,578,373	3,948,509	15,303,321	13,677,026	7,423,916	7,627,394
Net proceeds from reinvestment of distributions
Institutional Shares	712,514	—	854,552	751,427	705,067	—
Open Shares	70,284	—	453,217	339,321	—	—
Cost of shares redeemed
Institutional Shares	(7,261,909)	(7,392,941)	(87,725,369)	(35,236,721)	(22,913,323)	(18,159,522)
Open Shares	(3,693,636)	(4,187,168)	(29,807,859)	(30,418,809)	(9,883,866)	(4,480,404)

Net increase (decrease) in net assets from capital stock transactions	(2,546,221)	(4,010,459)	(57,180,608)	(14,290,799)	145,155,263	3,612,674

Redemption fees (Note 2(k))
Institutional Shares	8	—	1,535	3,650	468	—
Open Shares	92	—	3,431	1,067	114	28

Net increase in net assets from redemption fees	100	—	4,966	4,717	582	28

Total increase (decrease) in net assets	6,133,633	13,129,896	(16,828,174)	44,982,198	184,948,030	28,138,237
Net assets at beginning of year	75,097,303	61,967,407	213,004,278	168,022,080	75,572,889	47,434,652

Net assets at end of year*	$81,230,936	$75,097,303	$196,176,104	$213,004,278	$260,520,919	$75,572,889

*Includes undistributed (distributions in excess of) net investment income of	$635,059	$802,020	$—	$51,803	$34,368	$1

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	8,247,044	8,746,920	13,891,697	13,826,282	4,750,537	4,863,965

Shares sold	501,965	591,194	3,862,950	4,407,296	13,342,989	1,885,281
Shares issued to shareholders from reinvestment of distributions	90,306	—	68,201	72,480	48,325	—
Shares redeemed	(898,644)	(1,091,070)	(7,783,736)	(4,414,361)	(1,727,870)	(1,998,709)

Net increase (decrease)	(306,373)	(499,876)	(3,852,585)	65,415	11,663,444	(113,428)

Shares outstanding at end of year	7,940,671	8,247,044	10,039,112	13,891,697	16,413,981	4,750,537

Open Shares
Shares outstanding at beginning of year	1,114,686	1,148,843	6,852,067	8,699,296	1,689,218	1,406,771

Shares sold	450,158	617,602	1,387,657	1,654,398	609,491	818,001
Shares issued to shareholders from reinvestment of distributions	8,897	—	36,432	32,976	—	—
Shares redeemed	(456,385)	(651,759)	(2,689,763)	(3,534,603)	(782,597)	(535,554)

Net increase (decrease)	2,670	(34,157)	(1,265,674)	(1,847,229)	(173,106)	282,447

Shares outstanding at end of year	1,117,356	1,114,686	5,586,393	6,852,067	1,516,112	1,689,218

Annual Report  73

	Lazard International Equity Portfolio

	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets
Operations
Net investment income	$2,323,165	$3,150,453
Net realized gain (loss) on investments and foreign currency	(5,428,371)	(25,536,002)
Net change in unrealized appreciation on investments and foreign currency	14,260,871	54,145,089

Net increase in net assets resulting from operations	11,155,665	31,759,540

Distributions to shareholders
From net investment income
Institutional Shares	(3,382,382)	(50,545)
Open Shares	(478,939)	—

Net decrease in net assets resulting from distributions	(3,861,321)	(50,545)

Capital stock transactions
Net proceeds from sales
Institutional Shares	3,881,399	6,660,199
Open Shares	12,170,804	6,211,004
Net proceeds from reinvestment of distributions
Institutional Shares	2,585,130	35,632
Open Shares	343,043	—
Cost of shares redeemed
Institutional Shares	(23,987,029)	(15,396,026)
Open Shares	(4,723,671)	(5,330,811)

Net increase (decrease) in net assets from capital stock transactions	(9,730,324)	(7,820,002)

Redemption fees (Note 2(k))
Institutional Shares	91	947
Open Shares	513	—

Net increase (decrease) in net assets from redemption fees	604	947

Total increase (decrease) in net assets	(2,435,376)	23,889,940
Net assets at beginning of year	158,589,645	134,699,705

Net assets at end of year*	$156,154,269	$158,589,645

*Includes undistributed net investment income of	$2,291,453	$3,226,533

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	10,584,664	11,420,948

Shares sold	303,754	607,053
Shares issued to shareholders from reinvestment of distributions	201,963	2,881
Shares redeemed	(1,857,023)	(1,446,218)

Net increase (decrease)	(1,351,306)	(836,284)

Shares outstanding at end of year	9,233,358	10,584,664

Open Shares
Shares outstanding at beginning of year	1,474,744	1,398,912

Shares sold	923,563	560,515
Shares issued to shareholders from reinvestment of distributions	26,572	—
Shares redeemed	(364,006)	(484,683)

Net increase (decrease)	586,129	75,832

Shares outstanding at end of year	2,060,873	1,474,744

The accompanying notes are an integral part of these financial statements.

74  Annual Report

	Lazard International Equity Select Portfolio		Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (Decrease) in Net Assets
Operations
Net investment income	$108,846	$201,770	$4,622,267	$6,601,062	$858,678	$1,040,146
Net realized gain (loss) on investments and foreign currency	25,249	(2,579,559)	11,133,378	(50,885,864)	(2,101,516)	(46,018,345)
Net change in unrealized appreciation on investments and foreign currency	168,525	3,955,286	35,502,431	115,551,293	15,090,812	61,363,581

Net increase in net assets resulting from operations	302,620	1,577,497	51,258,076	71,266,491	13,847,974	16,385,382

Distributions to shareholders
From net investment income
Institutional Shares	(103,546)	(11,249)	(4,610,208)	(6,008,173)	(672,354)	—
Open Shares	(130,875)	(2,723)	(293,349)	(269,925)	(321,023)	—

Net decrease in net assets resulting from distributions	(234,421)	(13,972)	(4,903,557)	(6,278,098)	(993,377)	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	1,434,641	1,387,848	36,021,689	40,370,073	9,124,250	23,843,888
Open Shares	582,214	918,356	30,431,569	12,171,444	2,084,060	8,784,586
Net proceeds from reinvestment of distributions
Institutional Shares	79,878	7,209	3,625,597	4,544,925	284,490	—
Open Shares	125,444	2,505	291,220	264,695	306,999	—
Cost of shares redeemed
Institutional Shares	(1,882,800)	(1,993,398)	(37,270,773)	(41,400,791)	(10,727,998)	(65,099,266)
Open Shares	(2,193,350)	(3,143,891)	(8,322,274)	(9,150,357)	(9,971,982)	(20,446,760)

Net increase (decrease) in net assets from capital stock transactions	(1,853,973)	(2,821,371)	24,777,028	6,799,989	(8,900,181)	(52,917,552)

Redemption fees (Note 2(k))
Institutional Shares	—	313	118	191	20	413
Open Shares	335	263	671	(2,084)	5	2,454

Net increase (decrease) in net assets from redemption fees	335	576	789	(1,893)	25	2,867

Total increase (decrease) in net assets	(1,785,439)	(1,257,270)	71,132,336	71,786,489	3,954,441	(36,529,303)
Net assets at beginning of year	8,455,558	9,712,828	331,016,855	259,230,366	68,163,186	104,692,489

Net assets at end of year*	$6,670,119	$8,455,558	$402,149,191	$331,016,855	$72,117,627	$68,163,186

*Includes undistributed net investment income of	$130,702	$207,352	$1,403,868	$1,227,452	$912,033	$983,995

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	509,472	604,238	33,103,967	32,709,101	6,021,391	15,560,787

Shares sold	184,363	212,263	3,706,732	4,550,037	1,302,865	4,055,748
Shares issued to shareholders from reinvestment of distributions	10,838	985	353,917	484,282	40,758	—
Shares redeemed	(252,508)	(308,014)	(3,661,305)	(4,639,453)	(1,560,036)	(13,595,144)

Net increase (decrease)	(57,307)	(94,766)	399,344	394,866	(216,413)	(9,539,396)

Shares outstanding at end of year	452,165	509,472	33,503,311	33,103,967	5,804,978	6,021,391

Open Shares
Shares outstanding at beginning of year	586,579	912,853	2,061,818	1,814,586	4,168,917	6,237,024

Shares sold	74,636	135,263	3,092,002	1,449,537	297,751	1,514,858
Shares issued to shareholders from reinvestment of distributions	16,975	341	28,007	28,037	43,795	—
Shares redeemed	(296,916)	(461,878)	(869,571)	(1,230,342)	(1,439,693)	(3,582,965)

Net increase (decrease)	(205,305)	(326,274)	2,250,438	247,232	(1,098,147)	(2,068,107)

Shares outstanding at end of year	381,274	586,579	4,312,256	2,061,818	3,070,770	4,168,917

Annual Report  75

	Lazard Global Listed Infrastructure Portfolio

	Year Ended December 31, 2010	Period Ended December 31, 2009**

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,744,722	$(4)
Net realized gain (loss) on investments, foreign currency and forward currency contracts	1,703,424	—
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	2,811,577	—

Net increase (decrease) in net assets resulting from operations	7,259,723	(4)

Distributions to shareholders
From net investment income
Institutional Shares	(2,358,069)	—
Open Shares	(1,520)	—
From net realized gains
Institutional Shares	(1,083,838)	—
Open Shares	(1,111)	—

Net decrease in net assets resulting from distributions	(3,444,538)	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	138,755,505	73,899
Open Shares	115,519	50,000
Net proceeds from reinvestment of distributions
Institutional Shares	3,374,194	—
Open Shares	2,631	—
Cost of shares redeemed
Institutional Shares	(30,332,490)	—
Open Shares	(56,269)	—

Net increase in net assets from capital stock transactions	111,859,090	123,899

Redemption fees (Note 2(k))
Institutional Shares	86	—
Open Shares	—	—

Net increase in net assets from redemption fees	86	—

Total increase in net assets	115,674,361	123,895
Net assets at beginning of period	123,895	—

Net assets at end of period*	$115,798,256	$123,895

* Includes undistributed (distributions in excess of) investment income (loss) of	$590,908	$—

** Portfolio commenced operations on December 31, 2009.
† Portfolio commenced operations on May 28, 2010.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	7,390	—

Shares sold	13,916,801	7,390
Shares issued to shareholders from reinvestment of distributions	334,745	—
Shares redeemed	(3,043,940)	—

Net increase	11,207,606	7,390

Shares outstanding at end of period	11,214,996	7,390

Open Shares
Shares outstanding at beginning of period	5,000	—

Shares sold	11,565	5,000
Shares issued to shareholders from reinvestment of distributions	259	—
Shares redeemed	(5,376)	—

Net increase (decrease)	6,448	5,000

Shares outstanding at end of period	11,448	5,000

The accompanying notes are an integral part of these financial statements.

76  Annual Report

	Lazard Emerging Markets Equity Portfolio		Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Blend Portfolio

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Period Ended December 31, 2010†

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$283,104,469	$173,491,609	$(93,680)	$(73,007)	$(23,618)
Net realized gain (loss) on investments, foreign currency and forward currency contracts	964,312,486	(1,134,986,477)	13,355,744	4,740,733	448,609
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	2,041,977,043	4,905,051,593	8,697,741	9,714,986	2,345,247

Net increase (decrease) in net assets resulting from operations	3,289,393,998	3,943,556,725	21,959,805	14,382,712	2,770,238

Distributions to shareholders
From net investment income
Institutional Shares	(208,037,965)	(213,098,743)	(312,586)	(53,044)	—
Open Shares	(34,958,144)	(75,965,459)	(40,615)	(9,449)	—
From net realized gains
Institutional Shares	—	—	(6,060,192)	(617,737)	(70,487)
Open Shares	—	—	(7,936,710)	(1,313,171)	(11,530)

Net decrease in net assets resulting from distributions	(242,996,109)	(289,064,202)	(14,350,103)	(1,993,401)	(82,017)

Capital stock transactions
Net proceeds from sales
Institutional Shares	5,722,036,545	3,728,730,269	66,318,354	6,734,603	55,245,382
Open Shares	1,821,564,885	1,942,142,287	97,342,330	38,429,793	9,040,801
Net proceeds from reinvestment of distributions
Institutional Shares	179,495,263	179,344,209	5,794,490	637,253	65,828
Open Shares	31,783,216	68,872,759	7,451,122	1,304,978	8,599
Cost of shares redeemed
Institutional Shares	(2,071,983,700)	(1,400,549,243)	(22,612,052)	(1,262,218)	(2,993,369)
Open Shares	(1,957,308,170)	(628,483,832)	(50,508,821)	(2,158,324)	(109,745)

Net increase in net assets from capital stock transactions	3,725,588,039	3,890,056,449	103,785,423	43,686,085	61,257,496

Redemption fees (Note 2(k))
Institutional Shares	134,946	180,078	1,866	51	931
Open Shares	176,436	240,241	7,416	5,416	307

Net increase in net assets from redemption fees	311,382	420,319	9,282	5,467	1,238

Total increase in net assets	6,772,297,310	7,544,969,291	111,404,407	56,080,863	63,946,955
Net assets at beginning of period	11,975,994,614	4,431,025,323	62,977,619	6,896,756	—

Net assets at end of period*	$18,748,291,924	$11,975,994,614	$174,382,026	$62,977,619	$63,946,955

* Includes undistributed (distributions in excess of) investment income (loss) of	$(54,251,470)	$(121,241,529)	$(510,910)	$12,031	$(165,475)

** Portfolio commenced operations on December 31, 2009.
† Portfolio commenced operations on May 28, 2010.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	471,812,807	303,003,714	1,517,818	999,421	—

Shares sold	296,372,547	255,663,716	4,360,301	604,160	4,641,041
Shares issued to shareholders from reinvestment of distributions	8,561,139	9,991,334	395,696	48,720	5,378
Shares redeemed	(108,233,757)	(96,845,957)	(1,458,342)	(134,483)	(244,302)

Net increase	196,699,929	168,809,093	3,297,655	518,397	4,402,117

Shares outstanding at end of period	668,512,736	471,812,807	4,815,473	1,517,818	4,402,117

Open Shares
Shares outstanding at beginning of period	190,254,536	102,746,768	3,258,336	54,614	—

Shares sold	93,690,753	127,649,425	6,618,781	3,300,183	742,112
Shares issued to shareholders from reinvestment of distributions	1,465,197	3,780,047	505,715	99,693	704
Shares redeemed	(96,675,723)	(43,921,704)	(3,684,206)	(196,154)	(9,074)

Net increase (decrease)	(1,519,773)	87,507,768	3,440,290	3,203,722	733,742

Shares outstanding at end of period	188,734,763	190,254,536	6,698,626	3,258,336	733,742

The accompanying notes are an integral part of these financial statements.

Annual Report  77

	Lazard U.S. High Yield Portfolio

	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets
Operations
Net investment income	$8,037,397	$5,648,000
Net realized gain (loss) on investments	1,545,110	(4,302,446)
Net change in unrealized appreciation on investments	2,454,171	19,030,597

Net increase in net assets resulting from operations	12,036,678	20,376,151

Distributions to shareholders
From net investment income
Institutional Shares	(6,590,797)	(5,077,021)
Open Shares	(1,446,983)	(570,610)

Net decrease in net assets resulting from distributions	(8,037,780)	(5,647,631)

Capital stock transactions
Net proceeds from sales
Institutional Shares	42,673,187	59,926,907
Open Shares	26,839,805	6,119,172
Net proceeds from reinvestment of distributions
Institutional Shares	4,407,235	3,298,041
Open Shares	1,367,239	347,431
Cost of shares redeemed
Institutional Shares	(25,372,482)	(22,988,509)
Open Shares	(8,917,586)	(7,231,937)

Net increase in net assets from capital stock transactions	40,997,398	39,471,105

Redemption fees (Note 2(k))
Institutional Shares	1,941	6,353
Open Shares	862	5,462

Net increase in net assets from redemption fees	2,803	11,815

Total increase in net assets	44,999,099	54,211,440
Net assets at beginning of year	93,694,090	39,482,650

Net assets at end of year*	$138,693,189	$93,694,090

*Includes distributions in excess of net investment income of	$(182,300)	$(230,128)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	18,619,657	9,073,796

Shares sold	8,879,105	14,172,786
Shares issued to shareholders from reinvestment of distributions	919,525	765,009
Shares redeemed	(5,373,102)	(5,391,934)

Net increase	4,425,528	9,545,861

Shares outstanding at end of year	23,045,185	18,619,657

Open Shares
Shares outstanding at beginning of year	1,295,343	1,376,829

Shares sold	5,635,385	1,471,742
Shares issued to shareholders from reinvestment of distributions	283,468	79,651
Shares redeemed	(1,856,776)	(1,632,879)

Net increase (decrease)	4,062,077	(81,486)

Shares outstanding at end of year	5,357,420	1,295,343

The accompanying notes are an integral part of these financial statements.

78  Annual Report

	Lazard Capital Allocator Opportunistic Strategies Portfolio

	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase in Net Assets
Operations
Net investment income	$2,861,801	$2,803,446
Net realized gain (loss) on investments, options, swap agreements, foreign currency and forward currency contracts	13,319,211	(19,863,801)
Net change in unrealized appreciation on investments, swap agreements, foreign currency and forward currency contracts	13,009,902	50,755,183

Net increase in net assets resulting from operations	29,190,914	33,694,828

Distributions to shareholders
From net investment income
Institutional Shares	(2,908,206)	(2,690,734)
Open Shares	(65,569)	(184,678)

Net decrease in net assets resulting from distributions	(2,973,775)	(2,875,412)

Capital stock transactions
Net proceeds from sales
Institutional Shares	62,446,688	98,851,646
Open Shares	4,930,645	12,563,627
Net proceeds from reinvestment of distributions
Institutional Shares	1,420,474	1,515,440
Open Shares	54,295	65,857
Cost of shares redeemed
Institutional Shares	(46,165,900)	(43,713,802)
Open Shares	(15,133,445)	(7,387,095)

Net increase in net assets from capital stock transactions	7,552,757	61,895,673

Redemption fees (Note 2(k))
Institutional Shares	767	2,166
Open Shares	84	1,854

Net increase in net assets from redemption fees	851	4,020

Total increase in net assets	33,770,747	92,719,109
Net assets at beginning of year	212,795,056	120,075,947

Net assets at end of year*	$246,565,803	$212,795,056

*Includes undistributed (distributions in excess of) net investment income of	$(113,014)	$20,548

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	22,278,416	15,043,527

Shares sold	6,796,364	12,450,610
Shares issued to shareholders from reinvestment of distributions	143,914	171,624
Shares redeemed	(5,182,770)	(5,387,345)

Net increase	1,757,508	7,234,889

Shares outstanding at end of year	24,035,924	22,278,416

Open Shares
Shares outstanding at beginning of year	1,914,353	1,264,077

Shares sold	535,756	1,555,062
Shares issued to shareholders from reinvestment of distributions	5,484	7,450
Shares redeemed	(1,736,882)	(912,236)

Net increase (decrease)	(1,195,642)	650,276

Shares outstanding at end of year	718,711	1,914,353

The accompanying notes are an integral part of these financial statements.

Annual Report  79

The Lazard Funds, Inc. Financial Highlights

LAZARD U.S. EQUITY VALUE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of year	$8.62	$7.00	$11.25	$11.73	$10.02

Income (loss) from investment operations:
Net investment income (a)	0.10	0.12	0.18	0.17	0.18
Net realized and unrealized gain (loss)	0.93	1.62	(4.26)	0.05	2.33

Total from investment operations	1.03	1.74	(4.08)	0.22	2.51

Less distributions from:
Net investment income	(0.09)	(0.12)	(0.17)	(0.15)	(0.62)
Net realized gains	—	—	—	(0.55)	(0.18)

Total distributions	(0.09)	(0.12)	(0.17)	(0.70)	(0.80)

Redemption fees	— (c)	—	—	— (c)	—

Net asset value, end of year	$9.56	$8.62	$7.00	$11.25	$11.73

Total Return (b)	12.00%	24.81%	–36.18%	1.65%	25.23%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$13,066	$8,464	$6,554	$8,488	$390
Ratios to average net assets:
Net expenses	0.97%	1.00%	1.00%	1.00%	1.00%
Gross expenses	2.76%	3.44%	3.21%	3.56%	112.90%
Net investment income	1.19%	1.60%	1.90%	1.40%	1.57%
Portfolio turnover rate	53%	62%	97%	83%	95%

	Year Ended
Selected data for a share of capital
stock outstanding throughout each year	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of year	$8.67	$7.04	$11.31	$11.77	$10.02

Income (loss) from investment operations:
Net investment income (a)	0.08	0.09	0.15	0.13	0.12
Net realized and unrealized gain (loss)	0.93	1.64	(4.28)	0.06	2.37

Total from investment operations	1.01	1.73	(4.13)	0.19	2.49

Less distributions from:
Net investment income	(0.07)	(0.10)	(0.14)	(0.11)	(0.56)
Net realized gains	—	—	—	(0.55)	(0.18)

Total distributions	(0.07)	(0.10)	(0.14)	(0.66)	(0.74)

Redemption fees	—	— (c)	—	0.01	—

Net asset value, end of year	$9.61	$8.67	$7.04	$11.31	$11.77

Total Return (b)	11.62%	24.49%	–36.43%	1.59%	24.83%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$294	$300	$134	$341	$240
Ratios to average net assets:
Net expenses	1.27%	1.30%	1.30%	1.30%	1.30%
Gross expenses	7.28%	5.52%	12.10%	9.40%	138.32%
Net investment income	0.88%	1.15%	1.56%	1.02%	1.05%
Portfolio turnover rate	53%	62%	97%	83%	95%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

80  Annual Report

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of year	$8.02	$6.26	$10.03	$11.81	$10.38

Income (loss) from investment operations:
Net investment income (a)	0.07	0.08	0.12	0.11	0.08
Net realized and unrealized gain (loss)	0.97	1.68	(3.65)	(0.04)	1.73

Total from investment operations	1.04	1.76	(3.53)	0.07	1.81

Less distributions from:
Net investment income	(0.09)	—	(0.12)	(0.12)	(0.07)
Net realized gains	—	—	(0.12)	(1.73)	(0.31)

Total distributions	(0.09)	—	(0.24)	(1.85)	(0.38)

Redemption fees	— (c)	—	—	—	— (c)

Net asset value, end of year	$8.97	$8.02	$6.26	$10.03	$11.81

Total Return (b)	13.13%	28.12%	–35.43%	0.33%	17.44%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$71,207	$66,153	$54,749	$88,242	$117,194
Ratios to average net assets:
Net expenses	1.01%	1.05%	1.05%	0.98%	1.05%
Gross expenses	1.06%	1.09%	1.06%	0.98%	1.35%
Net investment income	0.88%	1.26%	1.45%	0.86%	0.71%
Portfolio turnover rate	49%	76%	82%	58%	82%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of year	$8.02	$6.28	$10.05	$11.83	$10.39

Income (loss) from investment operations:
Net investment income (a)	0.05	0.07	0.10	0.06	— (c)
Net realized and unrealized gain (loss)	0.97	1.67	(3.65)	(0.03)	1.79

Total from investment operations	1.02	1.74	(3.55)	0.03	1.79

Less distributions from:
Net investment income	(0.07)	—	(0.10)	(0.08)	(0.04)
Net realized gains	—	—	(0.12)	(1.73)	(0.31)

Total distributions	(0.07)	—	(0.22)	(1.81)	(0.35)

Redemption fees	— (c)	—	—	— (c)	—

Net asset value, end of year	$8.97	$8.02	$6.28	$10.05	$11.83

Total Return (b)	12.79%	27.71%	–35.63%	–0.07%	17.20%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$10,024	$8,945	$7,218	$11,558	$11,836
Ratios to average net assets:
Net expenses	1.31%	1.35%	1.35%	1.35%	1.35%
Gross expenses	1.44%	1.39%	1.51%	1.40%	7.38%
Net investment income	0.59%	0.96%	1.15%	0.50%	0.03%
Portfolio turnover rate	49%	76%	82%	58%	82%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  81

LAZARD U.S. MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of year	$10.31	$7.50	$12.46	$14.41	$13.23

Income (loss) from investment operations:
Net investment income (a)	0.10	0.08	0.15	0.12	0.09
Net realized and unrealized gain (loss)	2.31	2.81	(4.93)	(0.51)	1.88

Total from investment operations	2.41	2.89	(4.78)	(0.39)	1.97

Less distributions from:
Net investment income	(0.11)	(0.08)	(0.18)	(0.11)	(0.08)
Net realized gains	—	—	—	(1.45)	(0.71)

Total distributions	(0.11)	(0.08)	(0.18)	(1.56)	(0.79)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$12.61	$10.31	$7.50	$12.46	$14.41

Total Return (b)	23.43%	38.49%	–38.33%	–2.93%	14.85%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$126,626	$143,267	$103,650	$277,953	$235,367
Ratios to average net assets:
Net expenses	0.91%	0.91%	0.89%	0.87%	0.89%
Gross expenses	0.91%	0.91%	0.89%	0.87%	0.89%
Net investment income	0.90%	0.90%	1.41%	0.81%	0.66%
Portfolio turnover rate	75%	77%	81%	100%	76%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of year	$10.18	$7.40	$12.29	$14.23	$13.07

Income (loss) from investment operations:
Net investment income (a)	0.07	0.05	0.13	0.09	0.05
Net realized and unrealized gain (loss)	2.28	2.78	(4.87)	(0.51)	1.86

Total from investment operations	2.35	2.83	(4.74)	(0.42)	1.91

Less distributions from:
Net investment income	(0.08)	(0.05)	(0.15)	(0.07)	(0.04)
Net realized gains	—	—	—	(1.45)	(0.71)

Total distributions	(0.08)	(0.05)	(0.15)	(1.52)	(0.75)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$12.45	$10.18	$7.40	$12.29	$14.23

Total Return (b)	23.09%	38.26%	–38.53%	–3.17%	14.57%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$69,551	$69,737	$64,372	$158,062	$80,410
Ratios to average net assets:
Net expenses	1.17%	1.17%	1.15%	1.13%	1.18%
Gross expenses	1.17%	1.17%	1.15%	1.13%	1.18%
Net investment income	0.66%	0.64%	1.17%	0.58%	0.37%
Portfolio turnover rate	75%	77%	81%	100%	76%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

82  Annual Report

LAZARD U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of year	$11.80	$7.59	$11.58	$14.44	$15.40

Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	(0.01)	0.01	0.04	0.02
Net realized and unrealized gain (loss)	2.70	4.22	(4.00)	(0.87)	2.60

Total from investment operations	2.79	4.21	(3.99)	(0.83)	2.62

Less distributions from:
Net investment income	(0.04)	—	—	(0.04)	(0.01)
Net realized gains	—	—	—	(1.99)	(3.57)

Total distributions	(0.04)	—	—	(2.03)	(3.58)

Redemption fees	— (c)	—	— (c)	— (c)	— (c)

Net asset value, end of year	$14.55	$11.80	$7.59	$11.58	$14.44

Total Return (b)	23.67%	55.47%	–34.46%	–6.38%	17.11%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$238,901	$56,042	$36,934	$109,853	$196,483
Ratios to average net assets:
Net expenses	1.00%	1.22%	1.13%	0.93%	0.91%
Gross expenses	1.00%	1.23%	1.13%	0.93%	0.91%
Net investment income (loss)	0.68%	–0.12%	0.08%	0.24%	0.10%
Portfolio turnover rate	114%	195%	138%	98%	86%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of year	$11.56	$7.46	$11.43	$14.27	$15.29

Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	(0.04)	(0.03)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	2.67	4.14	(3.94)	(0.84)	2.58

Total from investment operations	2.70	4.10	(3.97)	(0.85)	2.55

Less distributions from:
Net realized gains	—	—	—	(1.99)	(3.57)

Total distributions	—	—	—	(1.99)	(3.57)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$14.26	$11.56	$7.46	$11.43	$14.27

Total Return (b)	23.36%	54.96%	–34.73%	–6.60%	16.77%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$21,620	$19,531	$10,500	$25,203	$35,627
Ratios to average net assets:
Net expenses	1.34%	1.51%	1.49%	1.25%	1.23%
Gross expenses	1.34%	1.52%	1.49%	1.25%	1.23%
Net investment income (loss)	0.21%	–0.40%	–0.26%	–0.07%	–0.21%
Portfolio turnover rate	114%	195%	138%	98%	86%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  83

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of year	$13.14	$10.50	$17.55	$16.31	$14.00

Income (loss) from investment operations:
Net investment income (a)	0.21	0.26	0.36	0.36	0.33
Net realized and unrealized gain (loss)	0.82	2.38	(7.00)	1.42	2.83

Total from investment operations	1.03	2.64	(6.64)	1.78	3.16

Less distributions from:
Net investment income	(0.36)	— (c)	(0.41)	(0.54)	(0.85)

Total distributions	(0.36)	— (c)	(0.41)	(0.54)	(0.85)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$13.81	$13.14	$10.50	$17.55	$16.31

Total Return (b)	8.04%	25.19%	–37.75%	10.96%	22.92%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$127,485	$139,070	$119,870	$335,323	$701,145
Ratios to average net assets:
Net expenses	0.98%	0.99%	0.93%	0.89%	0.84%
Gross expenses	0.98%	0.99%	0.93%	0.89%	0.84%
Net investment income	1.63%	2.33%	2.47%	2.08%	2.14%
Portfolio turnover rate	53%	66%	44%	50%	68%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of year	$13.24	$10.60	$17.69	$16.40	$14.03

Income (loss) from investment operations:
Net investment income (a)	0.16	0.22	0.31	0.32	0.25
Net realized and unrealized gain (loss)	0.83	2.42	(7.04)	1.41	2.87

Total from investment operations	0.99	2.64	(6.73)	1.73	3.12

Less distributions from:
Net investment income	(0.32)	—	(0.36)	(0.44)	(0.75)

Total distributions	(0.32)	—	(0.36)	(0.44)	(0.75)

Redemption fees	— (c)	—	— (c)	— (c)	— (c)

Net asset value, end of year	$13.91	$13.24	$10.60	$17.69	$16.40

Total Return (b)	7.65%	24.91%	–37.98%	10.57%	22.59%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$28,670	$19,520	$14,829	$32,449	$49,657
Ratios to average net assets:
Net expenses	1.29%	1.27%	1.28%	1.19%	1.15%
Gross expenses	1.29%	1.27%	1.28%	1.19%	1.15%
Net investment income	1.25%	1.98%	2.16%	1.89%	1.63%
Portfolio turnover rate	53%	66%	44%	50%	68%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

84  Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of year	$7.70	$6.39	$11.78	$13.07	$11.73

Income (loss) from investment operations:
Net investment income (a)	0.14	0.17	0.30	0.22	0.25
Net realized and unrealized gain (loss)	0.49	1.16	(4.73)	0.97	2.43

Total from investment operations	0.63	1.33	(4.43)	1.19	2.68

Less distributions from:
Net investment income	(0.34)	(0.02)	(0.33)	(0.25)	(0.23)
Net realized gains	—	—	(0.63)	(2.23)	(1.11)

Total distributions	(0.34)	(0.02)	(0.96)	(2.48)	(1.34)

Redemption fees	—	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$7.99	$7.70	$6.39	$11.78	$13.07

Total Return (b)	8.49%	20.86%	–38.74%	9.25%	23.01%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,614	$3,925	$3,860	$12,103	$16,677
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	5.08%	3.46%	2.24%	1.67%	1.85%
Net investment income	1.80%	2.52%	3.06%	1.58%	1.90%
Portfolio turnover rate	75%	67%	52%	50%	40%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of year	$7.72	$6.41	$11.81	$13.10	$11.75

Income (loss) from investment operations:
Net investment income (a)	0.12	0.14	0.26	0.16	0.21
Net realized and unrealized gain (loss)	0.49	1.17	(4.73)	0.99	2.44

Total from investment operations	0.61	1.31	(4.47)	1.15	2.65

Less distributions from:
Net investment income	(0.31)	— (c)	(0.30)	(0.21)	(0.19)
Net realized gains	—	—	(0.63)	(2.23)	(1.11)

Total distributions	(0.31)	— (c)	(0.93)	(2.44)	(1.30)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$8.02	$7.72	$6.41	$11.81	$13.10

Total Return (b)	8.29%	20.49%	–39.00%	8.92%	22.72%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,056	$4,530	$5,853	$13,916	$12,545
Ratios to average net assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	5.31%	3.62%	2.47%	1.95%	2.13%
Net investment income	1.56%	2.11%	2.67%	1.21%	1.65%
Portfolio turnover rate	75%	67%	52%	50%	40%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  85

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

	Year Ended
Selected data for a share of capital stock outstanding throughout each year
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of year	$9.41	$7.51	$12.92	$12.66	$10.79

Income (loss) from investment operations:
Net investment income (a)	0.13	0.20	0.26	0.23	0.19
Net realized and unrealized gain (loss)	1.22	1.88	(5.43)	1.36	2.64

Total from investment operations	1.35	2.08	(5.17)	1.59	2.83

Less distributions from:
Net investment income	(0.13)	(0.18)	(0.22)	(0.25)	(0.15)
Net realized gains	—	—	(0.02)	(1.08)	(0.81)

Total distributions	(0.13)	(0.18)	(0.24)	(1.33)	(0.96)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$10.63	$9.41	$7.51	$12.92	$12.66

Total Return (b)	14.43%	27.76%	–39.98%	12.88%	26.22%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$356,098	$311,570	$245,604	$418,584	$343,931
Ratios to average net assets:
Net expenses	0.90%	0.91%	0.90%	0.88%	0.94%
Gross expenses	0.90%	0.91%	0.90%	0.88%	0.94%
Net investment income	1.30%	2.42%	2.48%	1.70%	1.57%
Portfolio turnover rate	55%	129%	72%	84%	68%

	Year Ended				For the Period 2/3/06* to 12/31/06
Selected data for a share of capital stock outstanding throughout each period
	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$9.43	$7.51	$12.90	$12.64	$11.49

Income (loss) from investment operations:
Net investment income (a)	0.09	0.16	0.23	0.17	0.12
Net realized and unrealized gain (loss)	1.24	1.90	(5.42)	1.37	1.93

Total from investment operations	1.33	2.06	(5.19)	1.54	2.05

Less distributions from:
Net investment income	(0.08)	(0.14)	(0.18)	(0.20)	(0.09)
Net realized gains	—	—	(0.02)	(1.08)	(0.81)

Total distributions	(0.08)	(0.14)	(0.20)	(1.28)	(0.90)

Redemption fees	— (c)	— (c)	— (c)	—	— (c)

Net asset value, end of period	$10.68	$9.43	$7.51	$12.90	$12.64

Total Return (b)	14.09%	27.38%	–40.18%	12.37%	17.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$46,051	$19,446	$13,627	$16,342	$10,669
Ratios to average net assets:
Net expenses (d)	1.20%	1.21%	1.24%	1.28%	1.45%
Gross expenses (d)	1.20%	1.21%	1.24%	1.28%	1.63%
Net investment income (d)	0.89%	1.98%	2.23%	1.29%	1.10%
Portfolio turnover rate	55%	129%	72%	84%	68%

*	The inception date for Open Shares was February 3, 2006.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

86  Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

	Year Ended
Selected data for a share of capital stock outstanding throughout each year
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of year	$6.68	$4.80	$10.49	$17.80	$17.10

Income (loss) from investment operations:
Net investment income (a)	0.10	0.08	0.15	0.27	0.22
Net realized and unrealized gain (loss)	1.45	1.80	(5.19)	(1.20)	4.16

Total from investment operations	1.55	1.88	(5.04)	(0.93)	4.38

Less distributions from:
Net investment income	(0.11)	—	(0.14)	(0.63)	(0.25)
Net realized gains	—	—	(0.51)	(5.75)	(3.43)

Total distributions	(0.11)	—	(0.65)	(6.38)	(3.68)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$8.12	$6.68	$4.80	$10.49	$17.80

Total Return (b)	23.55%	39.17%	–49.84%	–4.61%	26.31%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$47,134	$40,243	$74,640	$129,725	$698,166
Ratios to average net assets:
Net expenses	1.13%	1.17%	0.98%	0.91%	0.86%
Gross expenses	1.21%	1.21%	0.98%	0.91%	0.86%
Net investment income	1.39%	1.55%	1.81%	1.48%	1.20%
Portfolio turnover rate	41%	51%	61%	59%	49%

	Year Ended
Selected data for a share of capital stock outstanding throughout each year
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of year	$6.70	$4.82	$10.51	$17.77	$17.09

Income (loss) from investment operations:
Net investment income (a)	0.08	0.07	0.13	0.21	0.17
Net realized and unrealized gain (loss)	1.45	1.81	(5.20)	(1.17)	4.13

Total from investment operations	1.53	1.88	(5.07)	(0.96)	4.30

Less distributions from:
Net investment income	(0.09)	—	(0.11)	(0.55)	(0.19)
Net realized gains	—	—	(0.51)	(5.75)	(3.43)

Total distributions	(0.09)	—	(0.62)	(6.30)	(3.62)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$8.14	$6.70	$4.82	$10.51	$17.77

Total Return (b)	23.13%	39.00%	–50.02%	–4.79%	25.83%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$24,984	$27,920	$30,052	$89,779	$137,358
Ratios to average net assets:
Net expenses	1.43%	1.43%	1.31%	1.20%	1.19%
Gross expenses	1.49%	1.48%	1.31%	1.20%	1.19%
Net investment income	1.09%	1.28%	1.56%	1.17%	0.89%
Portfolio turnover rate	41%	51%	61%	59%	49%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  87

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/10	Period Ended 12/31/09*

Institutional Shares*
Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (loss) (a)	0.30	—	(c)
Net realized and unrealized gain	0.34	—

Total from investment operations	0.64	—	(c)

Less distributions from:
Net investment income	(0.23)	—
Net realized gains	(0.10)	—

Total distributions	(0.33)	—

Redemption fees	— (c)	—

Net asset value, end of period	$10.31	$10.00

Total Return (b)	6.63%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$115,680	$74
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%
Gross expenses (d)	1.35%	1,825.00	%(e)
Net investment income (loss) (d)	3.01%	–1.30%
Portfolio turnover rate	46%	0%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/10	Period Ended 12/31/09*

Open Shares
Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (loss) (a)	0.24	—	(c)
Net realized and unrealized gain	0.38	—

Total from investment operations	0.62	—	(c)

Less distributions from:
Net investment income	(0.18)	—
Net realized gains	(0.10)	—

Total distributions	(0.28)	—

Net asset value, end of period	$10.34	$10.00

Total Return (b)	6.28%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$118	$50
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%
Gross expenses (d)	18.06%	1,825.00	%(e)
Net investment income (loss) (d)	2.37%	–1.60%
Portfolio turnover rate	46%	0%

*	Portfolio commenced operations on December 31, 2009.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

The accompanying notes are an integral part of these financial statements.

88  Annual Report

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08		12/31/07		12/31/06

Institutional Shares
Net asset value, beginning of year	$18.01	$10.88	$23.88		$20.60		$17.84

Income (loss) from investment operations:
Net investment income (a)	0.38	0.35	0.61		0.36		0.33
Net realized and unrealized gain (loss)	3.71	7.24	(11.78)		6.41		4.98

Total from investment operations	4.09	7.59	(11.17)		6.77		5.31

Less distributions from:
Net investment income	(0.32)	(0.46)	(0.49)		(0.29)		(0.27)
Net realized gains	—	—	(1.34)		(3.20)		(2.28)

Total distributions	(0.32)	(0.46)	(1.83)		(3.49)		(2.55)

Redemption fees	— (c)	— (c)	—	(c)	—	(c)	— (c)

Net asset value, end of year	$21.78	$18.01	$10.88		$23.88		$20.60

Total Return (b)	22.81%	69.82%	–47.88%		33.05%		30.32%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$14,561,085	$8,497,341	$3,295,983		$5,270,497		$2,744,753
Ratios to average net assets:
Net expenses	1.14%	1.15%	1.17%		1.20%		1.20%
Gross expenses	1.14%	1.15%	1.17%		1.20%		1.20%
Net investment income	1.96%	2.40%	3.16%		1.51%		1.67%
Portfolio turnover rate	23%	49%	43%		53%		46%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08		12/31/07		12/31/06

Open Shares
Net asset value, beginning of year	$18.28	$11.05	$24.17		$20.82		$17.99

Income (loss) from investment operations:
Net investment income (a)	0.34	0.29	0.52		0.29		0.26
Net realized and unrealized gain (loss)	3.76	7.35	(11.87)		6.47		5.03

Total from investment operations	4.10	7.64	(11.35)		6.76		5.29

Less distributions from:
Net investment income	(0.19)	(0.41)	(0.43)		(0.22)		(0.18)
Net realized gains	—	—	(1.34)		(3.20)		(2.28)

Total distributions	(0.19)	(0.41)	(1.77)		(3.42)		(2.46)

Redemption fees	— (c)	— (c)	—	(c)	0.01		— (c)

Net asset value, end of year	$22.19	$18.28	$11.05		$24.17		$20.82

Total Return (b)	22.43%	69.14%	–48.09%		32.71%		29.93%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,187,207	$3,478,654	$1,135,042		$1,467,458		$441,673
Ratios to average net assets:
Net expenses	1.49%	1.55%	1.53	%(d)	1.47	%(d)	1.54%
Gross expenses	1.49%	1.55%	1.54%		1.48%		1.54%
Net investment income	1.73%	1.94%	2.72%		1.19%		1.30%
Portfolio turnover rate	23%	49%	43%		53%		46%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.
(d)	The Portfolio’s excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the net expenses were reduced by 0.01%.

The accompanying notes are an integral part of these financial statements.

Annual Report  89

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

	Year Ended		For the Period 9/30/08* to 12/31/08
Selected data for a share of capital stock outstanding throughout each period
	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$13.18	$6.54	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.02	0.01	0.01
Net realized and unrealized gain (loss)	3.63	7.09	(3.46)

Total from investment operations	3.65	7.10	(3.45)

Less distributions from:
Net investment income	(0.09)	(0.04)	(0.01)
Net realized gains	(1.62)	(0.42)	—

Total distributions	(1.71)	(0.46)	(0.01)

Redemption fees	— (c)	— (c)	—

Net asset value, end of period	$15.12	$13.18	$6.54

Total Return (b)	28.62%	108.53%	–34.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,798	$20,002	$6,539
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%
Gross expenses (d)	1.67%	2.81%	11.98%
Net investment income (d)	0.15%	0.07%	0.34%
Portfolio turnover rate	112%	96%	72%

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 9/30/08* to

	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$13.19	$6.55	$10.00

Income (loss) from investment operations:
Net investment loss (a)	(0.05)	(0.08)	— (c)
Net realized and unrealized gain (loss)	3.65	7.13	(3.45)

Total from investment operations	3.60	7.05	(3.45)

Less distributions from:
Net investment income	(0.01)	— (c)	—
Net realized gains	(1.62)	(0.42)	—

Total distributions	(1.63)	(0.42)	—

Redemption fees	— (c)	0.01	—

Net asset value, end of period	$15.16	$13.19	$6.55

Total Return (b)	28.13%	108.17%	–34.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$101,584	$42,975	$357
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%	1.60%
Gross expenses (d)	1.85%	2.54%	28.95%
Net investment loss (d)	–0.33%	–0.63%	–0.09%
Portfolio turnover rate	112%	96%	72%

*	Portfolio commenced operations on September 30, 2008.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

90  Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/28/10* to 12/31/10

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss (a)	(0.01)
Net realized and unrealized gain	2.48

Total from investment operations	2.47

Less distributions from:
Net realized gains	(0.02)

Total distributions	(0.02)

Redemption fees	— (c)

Net asset value, end of period	$12.45

Total Return (b)	24.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,826
Ratios to average net assets:
Net expenses (d)	1.35%
Gross expenses (d)	6.24%
Net investment loss (d)	–0.16%
Portfolio turnover rate	62%

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/28/10* to 12/31/10

Open Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss (a)	(0.05)
Net realized and unrealized gain	2.50

Total from investment operations	2.45

Less distributions from:
Net realized gains	(0.02)

Total distributions	(0.02)

Redemption fees	— (c)

Net asset value, end of period	$12.43

Total Return (b)	24.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,121
Ratios to average net assets:
Net expenses (d)	1.65%
Gross expenses (d)	6.06%
Net investment loss (d)	–0.70%
Portfolio turnover rate	62%

*	Portfolio commenced operations on May 28, 2010.
(a)	Net investment loss has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  91

LAZARD U.S. HIGH YIELD PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of year	$4.70	$3.78	$5.15	$5.36	$5.27

Income (loss) from investment operations:
Net investment income (a)	0.35	0.34	0.38	0.40	0.40
Net realized and unrealized gain (loss)	0.18	0.92	(1.37)	(0.21)	0.09

Total from investment operations	0.53	1.26	(0.99)	0.19	0.49

Less distributions from:
Net investment income	(0.35)	(0.34)	(0.38)	(0.40)	(0.40)

Total distributions	(0.35)	(0.34)	(0.38)	(0.40)	(0.40)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$4.88	$4.70	$3.78	$5.15	$5.36

Total Return (b)	11.78%	34.66%	–20.24%	3.63%	9.71%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$112,427	$87,568	$34,262	$56,278	$68,452
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.80%	0.89%	1.00%	0.90%	0.90%
Net investment income	7.38%	7.96%	8.10%	7.56%	7.61%
Portfolio turnover rate	25%	17%	33%	20%	29%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of year	$4.73	$3.79	$5.17	$5.37	$5.29

Income (loss) from investment operations:
Net investment income (a)	0.34	0.33	0.37	0.39	0.39
Net realized and unrealized gain (loss)	0.17	0.94	(1.38)	(0.21)	0.08

Total from investment operations	0.51	1.27	(1.01)	0.18	0.47

Less distributions from:
Net investment income	(0.34)	(0.33)	(0.37)	(0.39)	(0.39)

Total distributions	(0.34)	(0.33)	(0.37)	(0.39)	(0.39)

Redemption fees	— (c)	— (c)	— (c)	0.01	—

Net asset value, end of year	$4.90	$4.73	$3.79	$5.17	$5.37

Total Return (b)	11.19%	34.40%	–20.35%	3.53%	9.18%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$26,266	$6,126	$5,220	$1,776	$2,179
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.13%	1.21%	1.74%	2.14%	2.12%
Net investment income	7.05%	7.74%	7.89%	7.24%	7.29%
Portfolio turnover rate	25%	17%	33%	20%	29%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

92  Annual Report

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 3/26/08* to 12/31/08

	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$8.80	$7.36	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.12	0.14	0.21
Net realized and unrealized gain (loss)	1.16	1.42	(2.59)

Total from investment operations	1.28	1.56	(2.38)

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.26)

Total distributions	(0.12)	(0.12)	(0.26)

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$9.96	$8.80	$7.36

Total Return (b)	14.58%	21.21%	–23.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$239,403	$195,939	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%	1.02%	1.02%
Gross expenses (d)	1.13%	1.16%	1.27%
Net investment income (d)	1.36%	1.72%	3.01%
Portfolio turnover rate	117%	113%	94%

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 3/31/08* to 12/31/08

	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$8.80	$7.37	$9.95

Income (loss) from investment operations:
Net investment income (a)	0.06	0.12	0.30
Net realized and unrealized gain (loss)	1.20	1.41	(2.64)

Total from investment operations	1.26	1.53	(2.34)

Less distributions from:
Net investment income	(0.09)	(0.10)	(0.24)

Total distributions	(0.09)	(0.10)	(0.24)

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$9.97	$8.80	$7.37

Total Return (b)	14.35%	20.71%	–23.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,163	$16,856	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%	1.32%
Gross expenses (d)	1.52%	1.44%	1.93%
Net investment income (d)	0.66%	1.44%	4.68%
Portfolio turnover rate	117%	113%	94%

*	Institutional Shares and Open Shares commenced operations on March 26, 2008 and March 31, 2008, respectively.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  93

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2010

1. Organization
The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of fourteen active no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio (commenced investment operations on May 28, 2010), Lazard U.S. High Yield Portfolio and Lazard Capital Allocator Opportunistic Strategies Portfolio. The Fund offers two different classes of shares of the Portfolios - Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on foreign exchanges are valued at the last reported sales price; securities listed on foreign exchanges not traded on the valuation date are valued at the last quoted bid price. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Swap agreements on equity assets are valued at the equity basket price as of the close of regular trading on the NYSE on each valuation date. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value. Repurchase agreements are valued at their principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfo-

94  Annual Report

lio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the year ended December 31, 2010, only U.S. High Yield Portfolio traded in fixed income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the year.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolios records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Annual Report  95

Capital Allocator Opportunistic Strategies Portfolio
Year Ended December 31, 2010

Transactions in options written were as follows:

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	—	$—

Options written	500	64,874
Options expired	500	64,874

Options outstanding at end of year	—	$—

Transactions in options purchased were as follows:

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of the year	—	$—

Options purchased	4,200	2,434,900

Options outstanding at end of year	4,200	$2,434,900

None of the other Portfolios in the Fund traded in options during the year ended December 31, 2010.

(f) Swap Agreements—Swap agreements on equity assets involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, the Portfolios will receive a payment from (or make a payment to) the counterparty.

Swap agreements are marked to market daily based upon the aggregate equity basket price, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in the Portfolios’ accompanying Statements of Assets and Liabilities.

For the year ended December 31, 2010, only Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements.

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2010, the following Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio		Expiring 2011

International Equity		$11,175,692
U.S. High Yield		944,017

Portfolio	Expiring 2016	Expiring 2017

U.S. Equity Value	$993,822	$1,691,984
U.S. Strategic Equity	9,727,449	14,362,392
U.S. Mid Cap Equity	48,056,883	40,427,588
U.S. Small-Mid Cap Equity	—	368,331
International Equity	1,141,203	30,343,230
International Equity Select	876,488	2,653,216
International Strategic Equity	25,909,181	60,710,573
International Small Cap Equity	27,930,381	50,821,243
Emerging Markets Equity	—	537,763,761
U.S. High Yield	1,590,672	5,346,358
Capital Allocator Opportunistic
Strategies	—	25,116,831

Portfolio		Expiring 2018

International Equity		$5,103,235
International Equity Select		1,173,332
International Small Cap Equity		4,306,478

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2010, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2010 and December 31, 2010 as follows:

Portfolio	Amount

International Equity	$2,115,081
International Equity Select	82,296
Developing Markets Equity	110,678
Emerging Markets Equity Blend	116,406

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.

96  Annual Report

(h) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of U.S. High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually, except that Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, passive foreign investment companies, wash sales, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain

Portfolio	2010	2009	2010	2009

U.S. Equity Value
Institutional	$126,683	$113,788	$—	$—
Open	2,060	3,262	—	—
U.S. Strategic
Equity
Institutional	724,232	—	—	—
Open	77,713	—	—	—
U.S. Mid Cap
Equity
Institutional	1,096,389	1,061,800	—	—
Open	483,080	362,964	—	—
U.S. Small-Mid
Cap Equity
Institutional	716,032	—	—	—
Open	—	—	—	—
International
Equity
Institutional	3,382,382	50,545	—	—
Open	478,939	—	—	—
International
Equity Select
Institutional	103,546	11,249	—	—
Open	130,875	2,723	—	—
International
Strategic Equity
Institutional	4,610,208	6,008,173	—	—
Open	293,349	269,925	—	—
International
Small Cap
Equity
Institutional	672,354	—	—	—
Open	321,023	—	—	—
Global Listed
Infrastructure
Institutional	3,441,907	—	—	—
Open	2,631	—	—	—
Emerging
Markets
Equity
Institutional	208,037,965	213,098,743	—	—
Open	34,958,144	75,965,459	—	—
Developing
Markets Equity
Institutional	5,688,374	623,953	684,404	46,828
Open	6,938,315	1,223,075	1,039,010	99,545
Emerging
Markets
Equity Blend
Institutional	70,487	—	—	—
Open	11,530	—	—	—
U.S. High Yield
Institutional	6,590,797	5,077,021	—	—
Open	1,446,983	570,610	—	—
Capital Allocator
Opportunistic
Strategies
Institutional	2,908,206	2,690,734	—	—
Open	65,569	184,678	—	—

Annual Report  97

As of December 31, 2010, the components of distributable earnings, on a tax basis, not disclosed elsewhere, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation Including Foreign Currency	Other Temporary Differences

U.S. Equity Value	$—	$—	$1,200,558	$(16,988)
U.S. Strategic Equity	635,059	—	12,970,696	—
U.S. Mid Cap Equity	—	—	28,720,425	—
U.S. Small-Mid Cap Equity	—	—	33,722,388	—
International Equity	2,761,712	—	22,795,210	—
International Equity Select	182,180	—	768,046	—
International Strategic Equity	1,423,137	—	65,911,388	(17,331)
International Small Cap Equity	1,108,090	—	14,430,651	—
Global Listed Infrastructure	1,227,388	—	2,587,797	—
Emerging Markets Equity	53,296,073	—	3,885,729,167	—
Developing Markets Equity	979,596	990,943	15,712,682	—
Emerging Markets Equity Blend	511,443	—	2,311,061	(17,877)
U.S. High Yield	—	—	6,169,490	(182,300)
Capital Allocator Opportunistic Strategies	113,217	—	27,334,206	(35,157)

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(k) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements
The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Equity Value*	0.70%
U.S. Strategic Equity*	0.70
U.S. Mid Cap Equity	0.75
U.S. Small-Mid Cap Equity	0.75
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75
Global Listed Infrastructure	0.90
Emerging Markets Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Blend	1.05
U.S. High Yield	0.55
Capital Allocator Opportunistic Strategies	1.00

*	Effective November 19, 2010, the management fee has been reduced from an annual rate of 0.75% to 0.70%.

98  Annual Report

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value*	0.75%	1.05%
U.S. Strategic Equity**	0.75	1.05
U.S. Mid Cap Equity	1.05	1.35
U.S. Small-Mid Cap Equity	1.15	1.45
International Equity	1.05	1.35
International Equity Select	1.15	1.45
International Strategic Equity	1.15	1.45
International Small Cap Equity	1.13	1.43
Global Listed Infrastructure	1.30	1.60
Emerging Markets Equity	1.30	1.60
Developing Markets Equity	1.30	1.60
Emerging Markets Equity Blend	1.35	1.65
U.S. High Yield	0.55	0.85
Capital Allocator Opportunistic Strategies	1.02	1.32

*	Effective November 19, 2010, the Investment Manager voluntarily agreed to lower the expense cap from 1.00% to 0.75% and 1.30% to 1.05% for Institutional Shares and Open Shares, respectively.

**	Effective November 19, 2010, the Investment Manager voluntarily agreed to lower the expense cap from 1.05% to 0.75% and 1.35% to 1.05% for Institutional Shares and Open Shares, respectively.

During the year ended December 31, 2010, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	$175,315	$17,298
U.S. Strategic Equity	34,191	11,708
International Equity Select	115,209	138,358
International Small Cap Equity	35,720	14,945
Global Listed Infrastructure	41,263	7,554
Developing Markets Equity	125,702	111,671
Emerging Markets Equity Blend	400,494	56,679
U.S. High Yield	226,897	56,890
Capital Allocator Opportunistic Strategies	231,397	19,579

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the U.S. Equity Value and Emerging Markets Equity Blend Portfolios until each respective Portfolio’s net assets reach $25 million. During the year ended December 31, 2010, State Street waived $18,750 of its fees for U.S. Equity Value Portfolio and $7,813 for Emerging Markets Equity Blend Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains subject to a minimum fee. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations. During the year ended December 31, 2010, BFDS waived $11,921 of its fees for Global List Infrastructure Portfolio and $11,863 for Emerging Markets Equity Blend Portfolio.

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $80,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman, Lester Z. Lieberman, of $5,000. (Prior to July 1, 2010, the compensation consisted of: (1) an annual retainer

Annual Report  99

of $60,000, (2) $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) and (3) $1,000 for each committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business.) The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Value	$8,944,040	$5,726,315
U.S. Strategic Equity	36,251,328	39,186,409
U.S. Mid Cap Equity	144,598,769	206,531,973
U.S. Small-Mid Cap Equity	145,955,284	140,155,915
International Equity	74,557,324	84,296,608
International Equity Select	4,737,247	6,569,897
International Strategic Equity	218,278,860	191,697,278
International Small Cap Equity	26,869,418	36,936,552
Global Listed Infrastructure	146,822,146	38,884,418
Emerging Markets Equity	6,824,765,719	3,291,852,503
Developing Markets Equity	167,672,176	84,924,657
Emerging Markets Equity Blend	67,971,474	10,404,756
U.S. High Yield	66,696,166	26,207,727
Capital Allocator Opportunistic Strategies	241,428,796	253,804,788

For the year ended December 31, 2010, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit
The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.25% from January 1, 2010 to July 18, 2010 and, since July 19, 2010, the Federal Funds rate plus 1.25%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2010, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

U.S. Strategic Equity	$310,000	$430,000	1.45%	3
U.S. Mid Cap Equity	5,200,000	5,200,000	1.49	4
U.S. Small-Mid Cap Equity	6,775,000	7,200,000	1.49	4
International Equity	5,800,000	5,800,000	1.47	4
International Equity Select	191,944	430,000	1.71	36
International Small Cap Equity	1,091,944	4,100,000	1.44	18
Developing Markets Equity	2,985,625	6,575,000	1.52	24
U.S. High Yield	450,000	450,000	1.43	1
Capital Allocator Opportunistic Strategies	3,540,000	4,140,000	1.55	6

* For days borrowings were outstanding.

7. Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

100  Annual Report

9. Fair Value Measurements
Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2010

U.S. Equity Value Portfolio
Common Stocks	$13,206,518	$—	$—	$13,206,518
Short-Term Investment	—	134,017	—	134,017

Total	$13,206,518	$134,017	$—	$13,340,535

U.S. Strategic Equity Portfolio
Common Stocks	$80,033,539	$—	$—	$80,033,539
Preferred Stock	—	—	453,501	453,501
Short-Term Investment	—	774,560	—	774,560

Total	$80,033,539	$774,560	$453,501	$81,261,600

U.S. Mid Cap Equity Portfolio
Common Stocks	$186,798,575	$—	$—	$186,798,575
Preferred Stock	—	—	1,307,499	1,307,499
Short-Term Investment	—	8,869,893	—	8,869,893

Total	$186,798,575	$8,869,893	$1,307,499	$196,975,967

U.S. Small-Mid Cap Equity Portfolio
Common Stocks	$255,902,030	$—	$—	$255,902,030
Preferred Stock	—	—	452,901	452,901
Repurchase Agreement	—	3,916,000	—	3,916,000

Total	$255,902,030	$3,916,000	$452,901	$260,270,931

International Equity Portfolio
Common Stocks	$152,362,779	$—	$—	$152,362,779
Repurchase Agreement	—	3,649,000	—	3,649,000

Total	$152,362,779	$3,649,000	$—	$156,011,779

Annual Report  101

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2010

International Equity Select Portfolio
Common Stocks	$6,525,260	$—	$—	$6,525,260
Short-Term Investment	—	111,882	—	111,882

Total	$6,525,260	$111,882	$—	$6,637,142

International Strategic Equity Portfolio
Common Stocks	$387,508,345	$—	$—	$387,508,345
Preferred Stock	8,175,973	—	—	8,175,973
Rights	35,638	—	—	35,638
Short-Term Investment	—	5,173,198	—	5,173,198

Total	$395,719,956	$5,173,198	$—	$400,893,154

International Small Cap Equity Portfolio
Common Stocks	$69,985,840	$—	$—	$69,985,840
Preferred Stock	1,023,884	—	—	1,023,884
Short-Term Investment	—	994,326	—	994,326

Total	$71,009,724	$994,326	$—	$72,004,050

Global Listed Infrastructure Portfolio
Assets:
Common Stocks	$116,393,103	$—	$—	$116,393,103
Short-Term Investment	—	302,293	—	302,293
Other Financial Instruments*
Forward Currency Contracts	—	6,218	—	6,218

Total	$116,393,103	$308,511	$—	$116,701,614

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(2,521,850)	—	$(2,521,850)

Emerging Markets Equity Portfolio
Common Stocks	$17,364,454,970	$146,273,364	$—	$17,510,728,334
Preferred Stocks	500,814,277	—	—	500,814,277
Short-Term Investment	—	647,514,542	—	647,514,542

Total	$17,865,269,247	$793,787,906	$—	$18,659,057,153

Developing Markets Equity Portfolio
Common Stocks	$158,271,082	$5,155,859	$—	$163,426,941
Preferred Stock	1,676,701	—	—	1,676,701
Short-Term Investment	—	6,704,173	—	6,704,173

Total	$159,947,783	$11,860,032	$—	$171,807,815

Emerging Markets Equity Blend Portfolio
Common Stocks	$59,862,822	$687,047	$—	$60,549,869
Short-Term Investment	—	3,366,982	—	3,366,982

Total	$59,862,822	$4,054,029	$—	$63,916,851

U.S. High Yield Portfolio
Corporate Bonds	$—	$131,923,810	$—	$131,923,810
Warrant	—	—	5	5
Short-Term Investment	—	4,274,003	—	4,274,003

Total	$—	$136,197,813	$5	$136,197,818

102 Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservabl Inputs (Level 3)	Balance as of December 31, 2010

Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$205,683,998	$—	$—	$205,683,998
Closed-End Management Investment Companies	14,686,077	—	—	14,686,077
Purchased Option	2,877,000	—	—	2,877,000
Short-Term Investment	—	23,293,989	—	23,293,989
Other Financial Instruments*
Forward Currency Contracts	—	276,795	—	276,795
Swap Agreement	—	88,010	—	88,010

Total	$223,247,075	$23,658,794	$—	$246,905,869

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	(85,721)	$—	$(85,721)

*	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

The common stocks included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The corporate bonds included in Level 2 were valued based on the last bid price for those securities. The forward currency contracts included in Level 2 were valued based on forward exchange rates as provided by quotation services. The swap agreement included in Level 2 was valued based on the value of the underlying assets in the equity basket adjusted for any accrued interest income or expense. The preferred stock included in Level 3 was valued by reference to comparable entities and evaluation of fundamental data relating to the issuer.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain securities in the International Equity, International Equity Select, International Strategic Equity, International Small Cap Equity, Global Listed Infrastructure, Emerging Markets Equity and Developing Markets Equity Portfolios are transferred from Level 1 to Level 2 and revert to Level 1 when the fair value pricing procedure triggers are no longer met. Since the fair value pricing procedure triggers were not met at December 31, 2010, any securities which had been valued under these procedures as of December 31, 2009 which remained in the Portfolios as of December 31, 2010 were transferred to Level 1. There were no significant transfers into or out of Level 3 as of December 31, 2010.

For further information regarding security characteristics see Portfolios of Investments.

Annual Report 103

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2010:

Description	Balance as of December 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance as of December 31, 2010	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2010

U.S. Strategic Equity
Preferred Stock	$—	$—	$—	$—	$453,501	$—	$—	$—	$453,501	$—

U.S. Mid Cap Equity
Preferred Stock	$—	$—	$—	$—	$1,307,499	$—	$—	$—	$1,307,499	$—

U.S. Small-Mid Cap Equity
Preferred Stock	$—	$—	$—	$—	$452,901	$—	$—	$—	$452,901	$—

U.S. High Yield
Warrant	$5	$—	$—	$—	$—	$—	$—	$—	$5	$—

10. Derivative Instruments
Certain Portfolios may use derivative instruments, including forward currency contracts or swap agreements. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return.

Global Listed Infrastructure Portfolio
During the year ended December 31, 2010, the cost of purchases and the proceeds from sales of forward currency contracts were $329,079,660 and $423,830,833, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2010:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$6,218

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$2,521,850

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2010 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$6,987
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(2,515,632)

104  Annual Report

Capital Allocator Opportunistic Strategies Portfolio
During the year ended December 31, 2010, the cost of purchases and the proceeds from sales of forward currency contracts were $16,807,037 and $16,998,111, respectively. During the year ended December 31, 2010, the Portfolio entered into a swap agreement.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2010:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$276,795

Equity Risk:
Gross unrealized appreciation on purchased option	$446,299

Gross unrealized appreciation on swap agreement	$88,010

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$85,721

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2010 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized loss on purchased options	$(15,900)

Net realized gain on swap agreements	$1,320,810

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$191,066

Equity Risk:
Net change in unrealized appreciation on purchased option	$446,299

Net change in unrealized appreciation on swap agreement	$88,010

None of the other Portfolios in the Fund traded in derivatives during the year ended December 31, 2010.

See Notes 2(e) and 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

11. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that would require disclosure.

As of January 31, 2011, two additional Portfolios were added to the Fund (Lazard Emerging Markets Debt Portfolio and Lazard U.S. Municipal Portfolio).

Annual Report  105

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. (the “Fund”, comprised of Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio (commenced operations on May 28, 2010), Lazard U.S. High Yield Portfolio and Lazard Capital Allocator Opportunistic Strategies Portfolio) as of December 31, 2010 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2010, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2010, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2010, and the financial highlights for the periods presented in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP
New York, New York
February 28, 2011

106 Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Non-Interested Directors:

Kenneth S. Davidson (65)(3)	Director (August 1995)

President, Davidson Capital Management Corporation, an investment manager; Partner, Aquiline Holdings LLC, an investment manager; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (48)	Director (April 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (49 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (80)	Director (October 1991)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Leon M. Pollack (70)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Richard Reiss, Jr. (66)	Director (May 1991)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (63)	Director (September 2004)

President, Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Directors(4):

Charles L. Carroll (50)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Ashish Bhutani (50)	Director (July 2005)	Chief Executive Officer of the Investment Manager; Vice Chairman and Director of Lazard Ltd (since January 2010)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2011, 22 investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Portfolios, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act).

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

Annual Report 107

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Officers(3):

Nathan A. Paul (38)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011) of the Investment Manager (previously, Director) and Chief Compliance Officer (since January 2009) of the Fund and the Investment Manager

Tamar Goldstein (35)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously, Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

108 Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s web-site at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements
At the meeting of the Fund’s Board held on November 17-18, 2010, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 20 active funds comprises approximately $20.3 billion of the nearly $130 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2010). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience. The representatives of the Investment Manager reviewed the Fund’s distribution channels, the relationships with various intermediaries, marketing activities on behalf of the Portfolios over the past year and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $20.3 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through September 30, 2010) information prepared by Lipper, noting the limitations of certain Lipper comparison groups (each, a “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Lipper, including that management fee comparisons include administrative fees (which, for the Portfolios, are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager) and that the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators. It was noted that such fixed

Annual Report  109

fees were not material relative to the Portfolios’ management fees, but could affect management fee quintile rankings if included in Lipper’s analysis.

In reviewing Lipper’s analyses, it was noted that, for at least one share class of each Portfolio, contractual management fees are in the first or second quintiles (lower than median), except for the Global Listed Infrastructure, Emerging Markets Equity and Capital Allocator Opportunistic Strategies Portfolios (for which at least one share class of each Portfolio, the contractual management fee was approximately equal to the median), and that, for at least one share class of each Portfolio, expense ratios were within the range of those of the funds in the relevant Group. For Global Listed Infrastructure Portfolio and Capital Allocator Opportunistic Strategies Portfolio, it was noted that the relevant Group and/or Universe may not provide the most appropriate comparison given the specialty nature of the Portfolios. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses. For the U.S. Equity Value and U.S. Strategic Equity Portfolios, the Investment Manager proposed, and the Directors approved, a reduction in the contractual management fee which would have ranked the fees below the respective Group medians.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. The Directors noted that, as discussed below, the Portfolios’ investment returns were variously above, at or below the median ranges of the relevant Group and/or Lipper universe (“Universe”) over measurement periods up to ten years through September 30, 2010.

The performance of U.S. Equity Value Portfolio, U.S. Strategic Equity Portfolio, U.S. Mid Cap Equity Portfolio, International Equity Portfolio and International Equity Select Portfolio, Institutional Class, was better than or near the Group median for all or, nearly all, periods; both classes of the U.S. Small-Mid Cap Equity Portfolio, International Strategic Equity Portfolio and Developing Markets Equity Portfolio were in the first or second quintile of the Group and Universe for all, or nearly all, periods; International Small Cap Equity Portfolio, both classes, was third of three funds in the Group for most periods (although the 10 year performance was in the second quintile in the Universe); both classes of the Global Listed Infrastructure Portfolio were at or above the median of the Group and Universe for the periods shown; Emerging Markets Equity Portfolio was above the Open Class Group median and, for both classes, the Universe medians for the periods shown; both classes of the Emerging Markets Equity Blend Portfolio were competitive with the Group and Universe medians (although the Portfolio had only approximately four months of performance); both classes of High Yield Portfolio were below the Group and Universe medians for all periods; and Capital Allocator Opportunistic Strategies Portfolio, Institutional Class, was competitive with the Universe median for the periods shown.

The Directors had received regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the estimated expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Management Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager for the calendar year ending December 31, 2010 (assuming that asset levels were unchanged from September 30, 2010 to December 31, 2010) and for calendar year 2011 assuming that the average net assets used in the 2010 projection increased by 20%, and the method used to determine such expenses and profits. The representatives of the Invest-

110  Annual Report

ment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios from January 1, 2010 through September 30, 2010 and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated and projected profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced. The Directors determined that they would continue to consider potential material economies of scale. Specifically, the Independent Directors requested a further presentation from the Investment Manager (the “Supplemental Presentation”).

At the conclusion of these discussions, each of the Directors expressed the opinion that, subject to receipt of the Supplemental Presentation, he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a nearly $130 billion global asset management business.

•

The Board was generally satisfied with the overall performance of the Portfolios, but would continue to monitor performance of the Portfolios with performance that was not generally above or competitive with Group or Universe medians.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of the Portfolios (subject to receipt of the Supplemental Presentation), was in the best interests of the Portfolio and its shareholders.

Annual Report  111

On December 14, 2010, the Board received a satisfactory Supplemental Presentation and took no further action in respect of its previous approval of the Management Agreement.

U.S. Municipal Portfolio and Emerging Markets Debt Portfolio
At the meeting of the Fund’s Board held on November 17-18, 2010, the Board considered the approval of the new Management Agreement between the Fund, on behalf of Lazard U.S. Municipal Portfolio and Lazard Emerging Markets Debt Portfolio (the “New Portfolios”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager intends to provide the New Portfolios, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 20 active funds comprises approximately $20.3 billion of the nearly $130 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2010). The representatives of the Investment Manager noted that the Investment Manager believes that the New Portfolios will benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolios were expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $20.3 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratio for each New Portfolio and the comparisons provided by Lipper, which compared contractual management fees and projected expense ratios for the New Portfolios to comparison groups chosen by Lipper, and the Directors noted the methodology and assumptions used in the comparisons. They noted that Lipper’s management fee comparisons include administrative fees (which, for the New Portfolios, are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager) and the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators. It was noted that such fixed fees were not material relative to the New Portfolios’ management fees, but could affect their management fee quintile rankings if included in Lipper’s analysis. For the Emerging Markets Debt Portfolio, the management fee (for Open Shares and Institutional Shares) was slightly higher than the Group median, and for the U.S. Municipal Portfolio, the management fee (for Open Shares and Institutional Shares) was the lowest in the Group. The projected expense ratio for each New Portfolio was within the ranges of those of the funds in the Groups. Representatives of the Investment Manager discussed differences between the Emerging Markets Debt Portfolio’s strategy and the funds in its comparison Group.

For the U.S. Municipal Portfolio, the Directors also considered management fees paid to the Investment Manager by Similar Accounts. The Directors discussed the fees to be paid to the Investment Manager compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services to the different types of Similar Accounts as compared to the services to be provided to the U.S. Municipal Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the differences in services provided, to evaluate the

112  Annual Report

appropriateness and reasonableness of the U.S. Municipal Portfolio’s management fees. There were no Similar Accounts for the Emerging Markets Debt Portfolio.

Performance. Each New Portfolio’s proposed portfolio managers gave a presentation on the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies. For the U.S. Municipal Portfolio, the Directors considered the performance of a composite of accounts managed by the portfolio managers in a similar strategy to those contemplated for the U.S. Municipal Portfolio. There was no composite performance available for the Emerging Markets Debt Portfolio.

Investment Manager Profitability and Economies of Scale
Representatives of the Investment Manager noted discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolios are newly formed, have not commenced operations and the eventual aggregate amount of each New Portfolio’s assets was uncertain, the Investment Manager was not able to provide the Directors with specific information concerning the cost of services to be provided to the New Portfolios and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolios and the extent to which economies of scale would be realized as the New Portfolios grow and whether fee levels would reflect such economies of scale, if any. The Directors determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreements. Neither the Investment Manager nor its affiliates was expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to each of the New Portfolios. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with a nearly $130 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolios.

•	The Board concluded that each New Portfolio’s fee to be paid to the Investment Manager was reasonable in light of the considerations discussed above.

•

The Board recognized that economies of scale may be realized as the assets of a New Portfolio increase. The Board determined they would seek to have the Investment Manager share any material economies of scale with the New Portfolios.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for each New Portfolio was in the best interests of the New Portfolio and its shareholders.

Annual Report  113

The Lazard Funds, Inc. Tax Information Year Ended December 31, 2010 (unaudited)

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2010:

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2010 Form 1099-DIV.

Portfolio	Percentage

U.S. Equity Value	100.00%
U.S. Strategic Equity	100.00
U.S. Mid Cap Equity	100.00
U.S. Small-Mid Cap Equity	100.00
International Equity	100.00
International Equity Select	100.00
International Strategic Equity	100.00
International Small Cap Equity	100.00
Global Listed Infrastructure	92.74
Emerging Markets Equity	85.62
Developing Markets Equity	4.74
Emerging Markets Equity Blend	75.71
U.S. High Yield	—
Capital Allocator Opportunistic Strategies	42.23

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

U.S. Equity Value	100.00%
U.S. Strategic Equity	100.00
U.S. Mid Cap Equity	100.00
U.S. Small-Mid Cap Equity	100.00
International Equity	—
International Equity Select	—
International Strategic Equity	—
International Small Cap Equity	—
Global Listed Infrastructure	9.74
Emerging Markets Equity	—
Developing Markets Equity	—
Emerging Markets Equity Blend	—
U.S. High Yield	—
Capital Allocator Opportunistic Strategies	28.20

Pursuant to Section 871 of the Code, the corresponding amounts have been designated as qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Portfolio	Amount

U.S. Equity Value	$—
U.S. Strategic Equity	—
U.S. Mid Cap Equity	—
U.S. Small-Mid Cap Equity	—
International Equity	—
International Equity Select	—
International Strategic Equity	—
International Small Cap Equity	—
Global Listed Infrastructure	—
Emerging Markets Equity	—
Developing Markets Equity	12,273,488
Emerging Markets Equity Blend	82,017
U.S. High Yield	—
Capital Allocator Opportunistic Strategies	—

114  Annual Report

NOTES

NOTES

NOTES

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NOTES

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2011 Lazard Asset Management LLC

12/10 LZDPS013

Lazard Funds

ITEM 2. CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $509,100 in 2009 and $593,500 in 2010.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $99,100 in 2009 and $113,300 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant or Service Affiliates that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $99,100 in 2009 and $113,300 in 2010. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. INVESTMENTS

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)     Code of Ethics referred to in Item 2.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 8, 2011

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 8, 2011